AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON JANUARY 30, 2014

                                                              File No. 033-50718
                                                              File No. 811-07102

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933
                        POST-EFFECTIVE AMENDMENT NO. 170                     /X/
                                      AND
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                               AMENDMENT NO. 172                             /X/

                       THE ADVISORS' INNER CIRCLE FUND II
                       ----------------------------------
               (Exact Name of Registrant as Specified in Charter)

                               101 FEDERAL STREET
                          BOSTON, MASSACHUSETTS 02110
                          ---------------------------
               (Address of Principal Executive Offices, Zip Code)

       Registrant's Telephone Number, including Area Code (800) 932-7781
                                                          --------------

                                Michael Beattie
                              c/o SEI Investments
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456
                            ------------------------
                    (Name and Address of Agent for Service)

                                   Copies to:

Timothy W. Levin, Esquire                          Dianne M. Descoteaux, Esquire
Morgan, Lewis & Bockius LLP                        c/o SEI Investments
1701 Market Street                                 One Freedom Valley Drive
Philadelphia, Pennsylvania 19103                   Oaks, Pennsylvania 19456

    It is proposed that this filing become effective (check appropriate box)

--------------------------------------------------------------------------------
          / /    Immediately upon filing pursuant to paragraph (b)
          / /    On [date] pursuant to paragraph (b)
          /X/    60 days after filing pursuant to paragraph (a)(1)
          / /    75 days after filing pursuant to paragraph (a)(2)
          / /    On [date] pursuant to paragraph (a) of Rule 485
--------------------------------------------------------------------------------

                       THE ADVISORS' INNER CIRCLE FUND II

                                   PROSPECTUS

                                  [DATE], 2014

                       FROST CONSERVATIVE ALLOCATION FUND
              (FORMERLY FROST DIVERSIFIED STRATEGIES FUND) (FDSFX)

                         FROST MODERATE ALLOCATION FUND
                (FORMERLY FROST STRATEGIC BALANCED FUND) (FASTX)

                                 CLASS A SHARES

                              INVESTMENT ADVISER:
                         FROST INVESTMENT ADVISORS, LLC

  THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             ABOUT THIS PROSPECTUS

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR DETAILED INFORMATION ABOUT EACH FUND, PLEASE SEE:


                                                                            PAGE
FROST CONSERVATIVE ALLOCATION FUND
     INVESTMENT OBJECTIVE ................................................. [XX]
     FUND FEES AND EXPENSES ............................................... [XX]
     PRINCIPAL INVESTMENT STRATEGIES ...................................... [XX]
     PRINCIPAL RISKS ...................................................... [XX]
     PERFORMANCE INFORMATION .............................................. [XX]
     INVESTMENT ADVISER ................................................... [XX]
     PORTFOLIO MANAGERS ................................................... [XX]
FROST MODERATE ALLOCATION FUND
     INVESTMENT OBJECTIVE ................................................. [XX]
     FUND FEES AND EXPENSES ............................................... [XX]
     PRINCIPAL INVESTMENT STRATEGIES ...................................... [XX]
     PRINCIPAL RISKS ...................................................... [XX]
     PERFORMANCE INFORMATION .............................................. [XX]
     INVESTMENT ADVISER ................................................... [XX]
     PORTFOLIO MANAGERS ................................................... [XX]
SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND
     SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION ................ [XX]
MORE INFORMATION ABOUT RISK ............................................... [XX]
MORE INFORMATION ABOUT FUND INVESTMENTS ................................... [XX]
INFORMATION ABOUT PORTFOLIO HOLDINGS ...................................... [XX]
INVESTMENT ADVISER ........................................................ [XX]
PORTFOLIO MANAGERS ........................................................ [XX]
PURCHASING, SELLING AND EXCHANGING FUND SHARES ............................ [XX]
SALES CHARGES ............................................................. [XX]
SHAREHOLDER SERVICING ARRANGEMENTS ........................................ [XX]
PAYMENTS TO FINANCIAL INTERMEDIARIES ...................................... [XX]
OTHER POLICIES ............................................................ [XX]
DISTRIBUTION OF FUND SHARES ............................................... [XX]
DIVIDENDS AND DISTRIBUTIONS ............................................... [XX]
TAXES ..................................................................... [XX]
FINANCIAL HIGHLIGHTS ...................................................... [XX]
HOW TO OBTAIN MORE INFORMATION ABOUT THE FUNDS ...................... Back Cover

FROST CONSERVATIVE ALLOCATION FUND

INVESTMENT OBJECTIVE

The Frost Conservative Allocation Fund (the "Fund") seeks total return consistent with its asset allocation strategy.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charges discounts if you and your family invest, or agree to invest in the future, at least $500,000 in Class A Shares of the Frost Funds. More information about these and other discounts is available from your financial professional, in the section "Sales Charges" on page 32 of the Prospectus.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             CLASS A SHARES
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering                     3.25%
price)
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                         None(1)
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other
Distributions (as a percentage of offering price)                                                 None
------------------------------------------------------------------------------------------------------------------------------------

(1) Class A Shares purchased without an initial sales charge may be subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                                                 CLASS A SHARES
--------------------------------------------------------------------------------
Management Fees(1)                                                    0.15%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                                             0.25%
--------------------------------------------------------------------------------
Other Expenses(1)                                                     1.31%
--------------------------------------------------------------------------------
Acquired Fund Fees and Expenses                                       0.37%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(2)                               2.08%
--------------------------------------------------------------------------------
Less Fee Reductions and/or Expense Reimbursements                    (0.11)%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses after Fee                        1.97%
Reductions and/or Expense Reimbursements(2)
--------------------------------------------------------------------------------

(1) Management Fees and Other Expenses have been restated to reflect current fees.

(2) Frost Investment Advisors, LLC (the "Adviser") has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.60% of the Fund's Class A Shares' average daily net assets until November 30, 2015 (the "Contractual Expense Limitation"). In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the Contractual Expense Limitation, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the Contractual Expense Limitation to recover all or a portion of its prior fee waivers or expense reimbursements made during the preceding three-year period during which this agreement (or any prior agreement) was in place. This agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on November 30, 2015.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including capped expenses for the period described in the footnote to the fee table) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                    1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
                     $518        $934         $1,386       $2,638
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 98% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is designed to provide diversification among different asset classes by investing its assets in a combination of mutual funds advised by the Adviser or other investment advisers and exchange traded funds ("ETFs"), collectively referred to as "Underlying Funds."

The Underlying Funds are selected following a two stage asset allocation process. The first stage is a strategic asset allocation to determine the percentage of the Fund's assets to be invested in the general asset classes of equity funds and fixed income funds based on the risk/return potential of the different asset classes and the risk profile of the Fund. The second stage involves the actual selection of Underlying Funds to represent the asset classes based on Underlying Fund classifications, historical risk, performance, and other factors. Within the equity fund allocations, the Adviser seeks to diversify globally (by including domestic and international Underlying Funds), in terms of market capitalization (by including large, mid, and small capitalization Underlying Funds), and by style (by including both growth and value Underlying Funds). Within the fixed income fund allocation, the Adviser includes domestic and international Underlying Funds with varying degrees of interest rate and credit exposure.

The following chart shows the Fund's target asset allocation among the various asset classes. The Adviser may permit modest deviations from the target asset allocations listed below. Accordingly, the Fund's actual allocations may differ from this illustration.

--------------------------------------------------------------------------------
ASSET CLASS                            TARGET ASSET ALLOCATION
--------------------------------------------------------------------------------
Equity Funds                           20%-50%
--------------------------------------------------------------------------------
Fixed Income Funds                     50%-80%
--------------------------------------------------------------------------------

The Adviser periodically reviews the investment strategies and asset mix of the Underlying Funds and considers whether overall market conditions would favor a change in the exposure of the Fund to various asset types or geographic regions. Based on these considerations, the Adviser may make adjustments to Underlying Fund holdings by adjusting the percentage of individual Underlying Funds within the Fund, or adding or removing Underlying Funds. The Adviser may also determine not to change the Underlying Fund allocations, particularly in response to short-term market movements, if in its opinion the combination of Underlying Funds is appropriate to meet the Fund's investment objective.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC, OR ANY GOVERNMENT AGENCY. The principal risks affecting shareholders' investments in the Fund are set forth below.

ASSET ALLOCATION RISK -- The Fund is subject to asset allocation risk, which is the risk that the Adviser's allocation of the Fund's assets among the various asset classes and selection of the Underlying Funds will cause the Fund to underperform other funds with a similar investment objective and/or underperform the markets in which the Fund invests.

UNDERLYING FUND INVESTMENT RISK -- The value of an investment in the Fund is based primarily on the prices of the Underlying Funds in which the Fund invests. In turn, the price of each Underlying Fund is based on the value of its assets. As a shareholder of an Underlying Fund, the Fund relies on that Underlying Fund to achieve its investment objective. If the Underlying Fund fails to achieve its objective, the value of the Fund's investment could decline, which could adversely affect the Fund's performance. The Fund bears its own direct expenses in addition to bearing a proportionate share of expenses charged by the Underlying Funds, which may make owning shares of the Fund more costly than owning shares of the Underlying Funds directly. Before investing in the Fund, investors should assess the risks associated with the Underlying Funds and the types of investments made by those Underlying Funds. These risks include any combination of the risks described below, although the Fund's exposure to a particular risk will be proportionate to the Fund's overall asset allocation and Underlying Fund allocation.

The Fund's investments in ETFs are subject to additional risks. ETFs are pooled investment vehicles, such as registered investment companies and grantor rusts, whose shares are listed and traded on U.S. and non-U.S. stock exchanges or otherwise traded in the over-the-counter market. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium and the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, which could adversely affect the Fund's performance. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund.

     EQUITY RISK -- The risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response.

     FOREIGN COMPANY RISK -- Investing in foreign companies, whether through investments made in foreign markets or made through the purchase of depositary receipts, which are traded on exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. Foreign companies may not be registered with the SEC and are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities may be reduced by a withholding tax at the source, which tax would reduce income received from the securities. Investments in foreign securities are also subject to the risk that the securities may be difficult to value and/or valued incorrectly. While depositary receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

     EMERGING MARKET SECURITIES RISK -- Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, emerging markets securities may be subject to smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

     FOREIGN CURRENCY RISK -- Because non-U.S. securities are usually denominated in currencies other than the dollar, the value of the securities may be influenced by currency exchange rates and exchange control regulations. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

     SMALL- AND MID-CAPITALIZATION COMPANY RISK -- Small- and mid-capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

     GROWTH INVESTMENT STYLE RISK -- An Underlying Fund may invest in equity securities of companies that it believes will increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Many growth companies do not pay dividends. Companies that pay dividends often have lower stock price declines during market downturns. Over time, a growth investing style may go in and out of favor, causing the Underlying Fund to sometimes underperform other equity funds that use differing investing styles.

     VALUE INVESTMENT STYLE RISK -- Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If an Underlying Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Underlying Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

     PREFERRED STOCK RISK -- Preferred stocks are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company's assets in the event of a liquidation are generally subordinate to the rights associated with a company's debt securities.

     CONVERTIBLE SECURITIES RISK -- The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increase as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

     RIGHTS AND WARRANTS RISK -- Investments in rights or warrants involve the risk of loss of the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the right's or warrant's expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

     CORPORATE FIXED INCOME SECURITIES RISK -- Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

     U.S. GOVERNMENT SECURITIES RISK -- Although U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the government sponsored agency's own resources.

     FOREIGN SOVEREIGN DEBT SECURITIES RISK -- The risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

     ASSET-BACKED AND MORTGAGE-BACKED SECURITIES RISK -- Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. Asset-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations. To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

     Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, an Underlying Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

     INTEREST RATE RISK - The value of a debt security is affected by changes in interest rates. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) to fall.

     The concept of duration is useful in assessing the sensitivity of a fixed income fund to interest rate movements, which are usually the main source of risk for most fixed-income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher the duration, the more volatile the security.

     Debt securities have a stated maturity date when the issuer must repay the principal amount of the bond. Some debt securities, known as callable bonds, may repay the principal earlier than the stated maturity date. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate.

     CREDIT RISK -- The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

     High yield, or "junk," bonds are highly speculative securities that are usually issued by smaller less credit worthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business conditions of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause an Underlying Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

     PREPAYMENT AND EXTENSION RISK -- Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with corporate-backed, mortgage-backed and asset-backed securities. If a security is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, an Underlying Fund may not be able to invest the proceeds in securities providing as high a level of income, resulting in a reduced yield to the Underlying Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases. An Underlying Fund may be unable to capitalize on securities with higher interest rates or wider spreads because the Underlying Fund's investments are locked in at a lower rate for a longer period of time.

     DERIVATIVES RISK -- An Underlying Fund's use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Underlying Fund's share price and may also cause the Underlying Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Liquidity risk is the risk that the derivative may be difficult or impossible to sell at the time and the price that the Underlying Fund would like, which may cause the Underlying Fund to have to lower the selling price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on the Underlying Fund's management or performance. An Underlying Fund's use of forwards and swaps is also subject to credit risk and valuation risk. Credit risk is described above. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these risks could cause an Underlying Fund to lose more than the principal amount invested in a derivative instrument.

     MANAGEMENT RISK -- The risk that the investment techniques and risk analyses applied by the Adviser will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to the Adviser and the individual portfolio managers in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing how the Fund's average annual total returns for 1 year and since inception compare with those of a broad measure of market performance.

Prior to [date], 2014, the Fund employed a different investment strategy and was partially managed by a sub-adviser for the period between May 28, 2013 and [XX], 2014. Therefore, the past performance shown below may have differed had the Fund's current investment strategy been in effect. The bar chart figures do not include sales charges that may have been paid when investors bought and sold Class A Shares of the Fund. If sales charges were included, the returns would be lower. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.frostbank.com or by calling 1-877-71-FROST.


                              2012          3.66%
                              2013         13.36%

                         BEST QUARTER      WORST QUARTER
                            5.84%             (3.49)%
                         (12/31/2013)      (06/30/2012)

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2013

This table compares the Fund's Class A Shares' average annual total returns (after applicable sales charges) for the periods ended December 31, 2013 to those of appropriate broad based indices.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                              SINCE PERFORMANCE
FROST CONSERVATIVE ALLOCATION FUND                 1 YEAR    START DATE (1/7/11)
--------------------------------------------------------------------------------
FUND RETURN BEFORE TAXES                          13.36%            2.66%
FUND RETURN AFTER TAXES ON DISTRIBUTIONS           9.70%            1.22%
FUND RETURN AFTER TAXES ON DISTRIBUTIONS           5.49%            1.06%
AND SALE OF FUND SHARES
MORNINGSTAR CONSERVATIVE ALLOCATION                7.23%             N/A
INDEX*
S&P 500 INDEX ("S&P INDEX") (REFLECTS NO          32.39%           15.83%
DEDUCTION FOR FEES, EXPENSES, OR TAXES)*
MSCI ALL COUNTRY WORLD EX-U.S. INDEX              15.29%            5.43%
("MSCI INDEX") (REFLECTS NO DEDUCTION FOR
FEES, EXPENSES, OR TAXES)*
BARCLAYS U.S. AGGREGATE BOND INDEX                (2.02)%           3.28%
("BARCLAYS INDEX") (REFLECTS NO DEDUCTION
FOR FEES, EXPENSES, OR TAXES)*
BARCLAYS GLOBAL EX-U.S. INDEX ("BARCLAYS          (3.08)%           2.62%
GLOBAL") (REFLECTS NO DEDUCTION FOR FEES,
EXPENSES, OR TAXES)*
BLENDED 30/10/51/9 S&P INDEX/MSCI                  15.09%          16.61%
INDEX/BARCLAYS INDEX/BARCLAYS GLOBAL
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR
TAXES)*
CBOE S&P 500 BUY/WRITE INDEX (BXM)                 13.26%           7.79%
("CBOE INDEX") (REFLECTS NO DEDUCTION FOR
FEES, EXPENSES, OR TAXES)*
HFRI FUND OF FUNDS COMPOSITE INDEX                  8.74%           2.42%
("HFRI INDEX") (REFLECTS NO DEDUCTION FOR
FEES, EXPENSES, OR TAXES)*
BOFA MERRILL LYNCH 3-MONTH U.S. TREASURY            0.07%           0.10%
BILL INDEX ("BOFA MERRILL LYNCH INDEX")
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR
TAXES)*
BLENDED 55/40/5 CBOE INDEX/HFRI                    10.76%           5.56%
INDEX/BOFA MERRILL LYNCH INDEX (REFLECTS NO
DEDUCTION FOR FEES, EXPENSES, OR TAXES)*

* As of [date], 2014, the Fund's benchmark changed from the Blended 55/40/5 CBOE Index/HFRI Index/BofA Merrill Lynch Index to the Morningstar Conservative Allocation Index and the Blended 30/10/51/9 S&P Index/MSCI Index/Barclays Index/Barclays Global in connection with the Fund's strategy change.

INVESTMENT ADVISER

Frost Investment Advisors, LLC ("Frost")

PORTFOLIO MANAGERS

Alan Tarver, CFA, Senior Fund Manager and Regional Portfolio Manager at Frost, has served on the portfolio team for the Fund since 2014.

Tom L. Stringfellow, CFA, CPA, CFP, CIC, President, CIO and Fund Co-Manager at Frost, has served on the portfolio team for the Fund since its inception in 2011.

Brad Thompson, CFA, Managing Director, Director of Research and Fund Co-Manager at Frost, has served on the portfolio team for the Fund since its inception in 2011.

R. David Telling, Jr., Fund Co-Manager at Frost, has served on the portfolio team for the Fund since its inception in 2011.

Justin Hopkins, Research Analyst and Fund Co-Manager at Frost, has served on the portfolio team for the Fund since 2014.

FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 20 OF THE PROSPECTUS.

FROST MODERATE ALLOCATION FUND

INVESTMENT OBJECTIVE

The Frost Moderate Allocation Fund (the "Fund") seeks total return consistent with its asset allocation strategy.

FUND FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold Class A Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $500,000 in Class A Shares of the Frost Funds. More information about these and other discounts is available from your financial professional, in the section "Sales Charges" on page 32 of this Prospectus.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                         CLASS A SHARES
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of                          3.25%
offering price)
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                     None(1)
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other                         None
Distributions (as a percentage of offering price)
------------------------------------------------------------------------------------------------------------------------------------

(1) Class A Shares purchased without an initial sales charge may be subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                                                 CLASS A SHARES
--------------------------------------------------------------------------------
Management Fees(1)                                                    0.15%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                                             0.25%
--------------------------------------------------------------------------------
Other Expenses(1)                                                     0.86%
--------------------------------------------------------------------------------
Acquired Fund Fees and Expenses                                       0.29%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(2)                               1.55%
--------------------------------------------------------------------------------

(1) Management Fees and Other Expenses have been restated to reflect current fees.

(2) Frost Investment Advisors, LLC (the "Adviser") has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.60% of the Fund's Class A Shares' average daily net assets until November 30, 2015 (the "Contractual Expense Limitation"). In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the Contractual Expense Limitation, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the Contractual Expense Limitation to recover all or a portion of its prior fee waivers or expense reimbursements made during the preceding three-year period during which this agreement (or any prior agreement) was in place. This agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on November 30, 2015.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
               1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
                $478        $799         $1,142       $2,110
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 19% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is designed to provide diversification among different asset classes by investing its assets in a combination of mutual funds advised by the Adviser or other investment advisers and exchange traded funds ("ETFs"), collectively referred to as "Underlying Funds."

The Underlying Funds are selected following a two stage asset allocation process. The first stage is a strategic asset allocation to determine the percentage of the Fund's assets to be invested in the general asset classes of equity funds and fixed income funds based on the risk/return potential of the different asset classes and the risk profile of the Fund. The second stage involves the actual selection of Underlying Funds to represent the asset classes based on Underlying Fund classifications, historical risk, performance, and other factors. Within the equity fund allocations, the Adviser seeks to diversify globally (by including domestic and international Underlying Funds), in terms of market capitalization (by including large, mid, and small capitalization Underlying Funds), and by style (by including both growth and value Underlying Funds). Within the fixed income fund allocation, the Adviser includes domestic and international Underlying Funds with varying degrees of interest rate and credit exposure.

The following chart shows the Fund's target asset allocation among the various asset classes. The Adviser may permit modest deviations from the target asset allocations listed below. Accordingly, the Fund's actual allocations may differ from this illustration.
--------------------------------------------------------------------------------
ASSET CLASS                            TARGET ASSET ALLOCATION
--------------------------------------------------------------------------------
Equity Funds                           40%-70%
--------------------------------------------------------------------------------
Fixed Income Funds                     30%-60%
--------------------------------------------------------------------------------

The Adviser periodically reviews the investment strategies and asset mix of the Underlying Funds and considers whether overall market conditions would favor a change in the exposure of the Fund to various asset types or geographic regions. Based on these considerations, the Adviser may make adjustments to Underlying Fund holdings by adjusting the percentage of individual Underlying Funds within the Fund, or adding or removing Underlying Funds. The Adviser may also determine not to change the Underlying Fund allocations, particularly in response to short-term market movements, if in its opinion the combination of Underlying Funds is appropriate to meet the Fund's investment objective.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money.
A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC, OR ANY GOVERNMENT AGENCY. The principal risks affecting shareholders' investments in the Fund are set forth below.

ASSET ALLOCATION RISK -- The Fund is subject to asset allocation risk, which is the risk that the Adviser's allocation of the Fund's assets among the various asset classes and selection of the Underlying Funds will cause the Fund to underperform other funds with a similar investment objective and/or underperform the markets in which the Fund invests.

UNDERLYING FUND INVESTMENT RISK -- The value of an investment in the Fund is based primarily on the prices of the Underlying Funds in which the Fund invests. In turn, the price of each Underlying Fund is based on the value of its assets. As a shareholder of an Underlying Fund, the Fund relies on that Underlying Fund to achieve its investment objective. If the Underlying Fund fails to achieve its objective, the value of the Fund's investment could decline, which could adversely affect the Fund's performance. The Fund bears its own direct expenses in addition to bearing a proportionate share of expenses charged by the Underlying Funds, which may make owning shares of the Fund more costly than owning shares of the Underlying Funds directly. Before investing in the Fund, investors should assess the risks associated with the Underlying Funds and the types of investments made by those Underlying Funds. These risks include any combination of the risks described below, although the Fund's exposure to a particular risk will be proportionate to the Fund's overall asset allocation and Underlying Fund allocation.

The Fund's investments in ETFs are subject to additional risks. ETFs are pooled investment vehicles, such as registered investment companies and grantor rusts, whose shares are listed and traded on U.S. and non-U.S. stock exchanges or otherwise traded in the over-the-counter market. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium and the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, which could adversely affect the Fund's performance. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund.

     EQUITY RISK -- The risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response.

     FOREIGN COMPANY RISK -- Investing in foreign companies, whether through investments made in foreign markets or made through the purchase of depositary receipts, which are traded on exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. Foreign companies may not be registered with the SEC and are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities may be reduced by a withholding tax at the source, which tax would reduce income received from the securities. Investments in foreign securities are also subject to the risk that the securities may be difficult to value and/or valued incorrectly. While depositary receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

     EMERGING MARKET SECURITIES RISK -- Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, emerging markets securities may be subject to smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

     FOREIGN CURRENCY RISK -- Because non-U.S. securities are usually denominated in currencies other than the dollar, the value of the securities may be influenced by currency exchange rates and exchange control regulations. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

     SMALL- AND MID-CAPITALIZATION COMPANY RISK -- Small- and mid-capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

     GROWTH INVESTMENT STYLE RISK -- An Underlying Fund may invest in equity securities of companies that it believes will increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Many growth companies do not pay dividends. Companies that pay dividends often have lower stock price declines during market downturns. Over time, a growth investing style may go in and out of favor, causing the Underlying Fund to sometimes underperform other equity funds that use differing investing styles.

     VALUE INVESTMENT STYLE RISK -- Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If an Underlying Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Underlying Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

     PREFERRED STOCK RISK -- Preferred stocks are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company's assets in the event of a liquidation are generally subordinate to the rights associated with a company's debt securities.

     CONVERTIBLE SECURITIES RISK -- The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increase as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

     RIGHTS AND WARRANTS RISK -- Investments in rights or warrants involve the risk of loss of the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the right's or warrant's expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

     CORPORATE FIXED INCOME SECURITIES RISK -- Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

     U.S. GOVERNMENT SECURITIES RISK -- Although U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the government sponsored agency's own resources.

     FOREIGN SOVEREIGN DEBT SECURITIES RISK -- The risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

     ASSET-BACKED AND MORTGAGE-BACKED SECURITIES RISK -- Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. Asset-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations. To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

     Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, an Underlying Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

     INTEREST RATE RISK - The value of a debt security is affected by changes in interest rates. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) to fall.

     The concept of duration is useful in assessing the sensitivity of a fixed income fund to interest rate movements, which are usually the main source of risk for most fixed-income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher the duration, the more volatile the security.

     Debt securities have a stated maturity date when the issuer must repay the principal amount of the bond. Some debt securities, known as callable bonds, may repay the principal earlier than the stated maturity date. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate.

     CREDIT RISK -- The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

     High yield, or "junk," bonds are highly speculative securities that are usually issued by smaller less credit worthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business conditions of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause an Underlying Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

     PREPAYMENT AND EXTENSION RISK -- Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with corporate-backed, mortgage-backed and asset-backed securities. If a security is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, an Underlying Fund may not be able to invest the proceeds in securities providing as high a level of income, resulting in a reduced yield to the Underlying Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases. An Underlying Fund may be unable to capitalize on securities with higher interest rates or wider spreads because the Underlying Fund's investments are locked in at a lower rate for a longer period of time.

     DERIVATIVES RISK -- An Underlying Fund's use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Underlying Fund's share price and may also cause the Underlying Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Liquidity risk is the risk that the derivative may be difficult or impossible to sell at the time and the price that the Underlying Fund would like, which may cause the Underlying Fund to have to lower the selling price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on the Underlying Fund's management or performance. An Underlying Fund's use of forwards and swaps is also subject to credit risk and valuation risk. Credit risk is described above. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these risks could cause an Underlying Fund to lose more than the principal amount invested in a derivative instrument.

     MANAGEMENT RISK -- The risk that the investment techniques and risk analyses applied by the Adviser will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to the Adviser and the individual portfolio managers in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 and 5 years and since inception compare with those of a broad measure of market performance.

Prior to [date], 2014, the Fund employed a different investment strategy. Therefore, the past performance shown below may have differed had the Fund's current investment strategy been in effect. The Fund commenced operations after the Institutional Class Shares succeeded to the assets and operations of a common trust fund that was managed by Frost Bank (the "Predecessor Fund"). The performance information provided includes the returns of the Predecessor Fund for periods prior to June 30, 2008 and has been adjusted to reflect the Distribution (12b-1) fees and, for the performance table, the Maximum Sales Charge (Load), applicable to Class A Shares. Because the Predecessor Fund was not a registered mutual fund, it was not subject to the same investment and tax restrictions as the Fund; if it had been, the Predecessor Fund's performance may have been lower. Although the Predecessor Fund commenced operations prior to the periods shown, the earliest date for which its performance can be calculated applying the relevant performance standards is July 31, 2006 ("Performance Start Date").

The bar chart figures do not include sales charges that may have been paid when investors bought and sold Class A Shares of the Fund. If sales charges were included, the returns would be lower. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www. frostbank.com or by calling 1-877-71-FROST.

                         2007           7.41%
                         2008         (25.01)%
                         2009          25.13%
                         2010          10.29%
                         2011          (2.01)%
                         2012          11.63%
                         2013          13.48%

                    BEST QUARTER      WORST QUARTER
                       13.22%           (11.48)%
                    (06/30/2009)      (12/31/2008)

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2013

This table compares the Fund's Class A Shares' average annual total returns (after applicable sales charges) for the periods ended December 31, 2013 to appropriate broad-based indices. After-tax returns cannot be calculated for periods before the Fund's registration as a mutual fund and they are, therefore, unavailable for the 5 year and since Performance Start Date periods.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                                 SINCE PERFORMANCE
                                                                                                    START DATE
FROST MODERATE ALLOCATION FUND                               1 YEAR            5 YEARS              (7/31/06)
FUND RETURN BEFORE TAXES                                     13.48%            11.37%                 5.51%
FUND RETURN AFTER TAXES ON DISTRIBUTIONS                     9.48%             N/A                    N/A
FUND RETURN AFTER TAXES ON DISTRIBUTIONS AND                 5.77%             N/A                    N/A
SALE OF FUND SHARES
MORNINGSTAR MODERATE ALLOCATION INDEX*                       16.48%            12.83%                 N/A
S&P 500 INDEX ("S&P INDEX") (REFLECTS NO                     32.39%            17.94%                 7.40%
DEDUCTION FOR FEES, EXPENSES, OR TAXES)*
MSCI ALL COUNTRY WORLD EX-U.S. INDEX                         15.29%            12.81%                 3.89%
("MSCI INDEX") (REFLECTS NO DEDUCTION FOR FEES,
EXPENSES, OR TAXES)*
BARCLAYS U.S. AGGREGATE BOND INDEX ("BARCLAYS                (2.02)%           4.44%                  5.14%
INDEX") (REFLECTS NO DEDUCTION FOR FEES, EXPENSES,
OR TAXES)*
BARCLAYS GLOBAL EX-U.S. INDEX ("BARCLAYS                     (3.08)%           3.51%                  4.81%
GLOBAL") (REFLECTS NO DEDUCTION FOR FEES,
EXPENSES, OR TAXES)*
BLENDED 45/15/34/6 S&P INDEX/MSCI                            15.09%            11.95%                 6.38%
INDEX/BARCLAYS INDEX/BARCLAYS GLOBAL (REFLECTS
NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)*
BLENDED 48/12/40 S&P INDEX/MSCI                              15.64%            12.16%                 6.49%
INDEX/BARCLAYS INDEX (REFLECTS NO DEDUCTION FOR
FEES, EXPENSES, OR TAXES)*

* As of [date], 2014, the Fund's benchmark changed from the Blended 48/12/40 S&P Index/MSCI Index/Barclays Index to the Morningstar Moderate Allocation Index and the Blended 45/15/34/6 S&P Index/MSCI Index/Barclays Index/Barclays Global in connection with the Fund's strategy change.

INVESTMENT ADVISER

Frost Investment Advisors, LLC ("Frost")

PORTFOLIO MANAGERS

Alan Tarver, CFA, Senior Fund Manager and Regional Portfolio Manager at Frost, has served on the portfolio team for the Fund since 2014.

Tom L. Stringfellow, CFA, CPA, CFP, CIC, President, CIO and Fund Co-Manager at Frost, has served on the portfolio team for the Fund since its inception in 2006.

Brad Thompson, CFA, Managing Director, Director of Research and Fund Co-Manager at Frost, has served on the portfolio team for the Fund since its inception in 2006.

R. David Telling, Jr., Fund Co-Manager at Frost, has served on the portfolio team for the Fund since 2014.

Justin Hopkins, Research Analyst and Fund Co-Manager at Frost, has served on the portfolio team for the Fund since its inception in 2006.

FOR IMPORTANT INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 20 OF THE PROSPECTUS.

SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION

PURCHASE AND SALE OF FUND SHARES

To purchase shares of a Fund for the first time, you must invest at least $2,500 ($1,500 for individual retirement accounts ("IRAs")). Your subsequent investments in a Fund must be made in amounts of at least $500. Systematic planned contributions are required to be at least $100. Each Fund reserves the right to waive the minimum investment amounts in its sole discretion.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange ("NYSE") is open for business (a "Business Day") via Automated Clearing House (subject to certain account minimums) or by contacting the Funds directly by mail at: Frost Funds, P.O. Box 219009, Kansas City, Missouri 64121-9009 (Express Mail Address: Frost Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, Missouri 64105) or telephone at 1-877-71-FROST.

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares.

TAX INFORMATION

The Funds intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank), each Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

MORE INFORMATION ABOUT RISK

Investing in each Fund involves risk and there is no guarantee that each Fund will achieve its goals. The judgments of the Funds' investment managers about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job a Fund's investment managers do, you could lose money on your investment in a Fund, just as you could with similar investments.

The value of your investment in a Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which it trades. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

EQUITY RISK -- Equity securities include common and preferred stocks, rights and warrants, convertible securities, depositary receipts, as well as shares of ETFs that attempt to track the price movement of equity indices. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stock holders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund's net asset value to fluctuate.

FIXED INCOME RISK-- The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. In addition to these risks, fixed income securities may be subject to credit risk, which is the possibility that an issuer will be unable or unwilling to make timely payments of either principal or interest.

FOREIGN/EMERGING MARKET SECURITY RISK -- Investments in securities of foreign companies or governments (including direct investments as well as investments through depositary receipts) can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Financial statements of foreign issuers are governed by different accounting, auditing, and financial reporting standards than the financial statements of U.S. issuers and may be less transparent and uniform than in the U.S. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from foreign securities. These risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

DERIVATIVES RISK -- An Underlying Fund's use of futures contracts, forward contracts, options and swaps is subject to derivatives risk. Derivatives are often more volatile than other investments and may magnify the Underlying Fund's gains or losses. There are various factors that affect the Underlying Fund's ability to achieve its objective with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Underlying Fund buys or sells. The Underlying Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. The lack of a liquid secondary market for a derivative may prevent the Underlying Fund from closing its derivative positions and could adversely impact its ability to achieve its objective and to realize profits or limit losses. Since derivatives may be purchased for a fraction of their value, a relatively small price movement in a derivative may result in an immediate and substantial loss or gain to the Underlying Fund. Derivatives are often more volatile than other investments and the Underlying Fund may lose more in a derivative than it originally invested in it. Additionally, some derivative instruments are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations.

     FUTURES CONTRACTS -- Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset at a specified future time and at a specified price. The risks of futures include: (i) leverage risk; (ii) correlation risk and
     (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, an Underlying Fund may experience losses that exceed losses experienced by funds that do not use futures contracts. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge.

     Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being substituted or hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a security substitute or as a hedging vehicle will depend, in part, on the degree of correlation between price movements in the futures and price movements in underlying securities or assets. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading.

     Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, an Underlying Fund may be unable to close out its futures contracts at a time that is advantageous. The successful use of futures depends upon a variety of factors, particularly the ability of the investment adviser to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.

     FORWARD CONTRACTS -- A forward contract involves a negotiated obligation to purchase or sell a specific security or currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular security or currency for an Underlying Fund's account. Risks associated with forwards may include: (i) an imperfect correlation between the movement in prices of forward contracts and the securities or currencies underlying them; (ii) an illiquid market for forwards; (iii) difficulty in obtaining an accurate value for the forwards; and (iv) the risk that the counterparty to the forward contract will default or otherwise fail to honor its obligation. Because forwards require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage.

     OPTIONS -- Options involve the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying security for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so that the investor loses its premium. Selling options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security rather than only the premium payment received (which could result in a potentially unlimited loss). Over-the-counter options also involve counterparty solvency risk.

     SWAPS -- In a swap transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the "notional amount" of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged and are subject to counterparty risk, credit risk and valuation risk. Swaps may also be considered illiquid. It may not be possible for an Underlying Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

MORE INFORMATION ABOUT FUND INVESTMENTS

Each Fund's investment objective of total return consistent with its asset allocation strategy may be changed without shareholder approval. The Frost Conservative Allocation Fund seeks to maintain a conservative level of risk relative to the Frost Moderate Allocation Fund.

The investments and strategies described in this Prospectus are those that each Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in money market instruments or other cash equivalents that would not ordinarily be consistent with its investment objectives. If a Fund invests in this manner, it may not achieve its investment objective. The Funds will do so only if the Funds' investment managers believe that the risk of loss outweighs the opportunity for a Fund to achieve its investment objective.

This Prospectus describes the Funds' principal investment strategies, and the Funds will normally invest in the types of investments described in this Prospectus. In addition to the securities and other investments and strategies described in this Prospectus, the Funds also may invest, to a lesser extent, in other securities, use other strategies and engage in other investment practices that are not part of their principal investment strategies. These investments and strategies, as well as those described in the Prospectus, are described in detail in the Funds' Statement of Additional Information ("SAI") (for information on how to obtain a copy of the SAI, see the back cover of this Prospectus). Of course, there is no guarantee that the Funds will achieve their investment goals.

The Funds define non-U.S. or foreign securities as securities issued by companies incorporated outside of the United States that do not maintain a headquarters or primary operation within the United States.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Funds' policy and procedures with respect to the circumstances under which the Funds disclose their portfolio holdings is available in the SAI.

INVESTMENT ADVISER

Frost Investment Advisors, LLC (the "Adviser"), a Delaware limited liability company formed in 2007, serves as the investment adviser to the Funds. The Adviser is a wholly owned non-banking subsidiary of Frost Bank. The Adviser's principal place of business is located at 100 West Houston Street, 15th Floor, P.O. Box 2509, San Antonio, Texas, 78299-2509. As of December 31, 2013, the Adviser had approximately $9.9 billion in assets under management.

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Board of Trustees of the Trust (the "Board") supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund:

--------------------------------------------------------------------------------
FUND                                               ADVISORY FEE RATE
--------------------------------------------------------------------------------
Frost Conservative Allocation Fund                     0.15%(1)
--------------------------------------------------------------------------------
Frost Moderate Allocation Fund                         0.15%(1)
--------------------------------------------------------------------------------

(1) Prior to [date], 2014, the Advisory Fee was 0.80% for the Frost Conservative Allocation Fund and 0.70% for the Frost Moderate Allocation Fund.

The Adviser has contractually agreed to reduce its fees and/or reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses (collectively, "excluded expenses")) from exceeding certain levels as set forth below until November 30, 2015 ("Contractual Expense Limitation"). This agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on November 30, 2015.

--------------------------------------------------------------------------------
FUND                                         CONTRACTUAL EXPENSE LIMITATION
--------------------------------------------------------------------------------
Frost Conservative Allocation Fund                     1.60%(1)
--------------------------------------------------------------------------------
Frost Moderate Allocation Fund                         1.60%(2)
--------------------------------------------------------------------------------

(1) Prior to [date], 2014, the Contractual Expense Limitation was 2.00%. Prior to November 28, 2013, the expense limitation was voluntary.

(2)  Prior to [date], 2014, the expense limitation was voluntary.

If at any point total annual Fund operating expenses (not including excluded expenses) are below the Contractual Expense Limitation, the Adviser may receive from the Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the Contractual Expense Limitation set forth above to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement (or any prior agreement) was in place.

For the fiscal year ended July 31, 2013, the Adviser received advisory fees (after fee reductions) as a percentage of average daily net assets of each Fund as follows:

--------------------------------------------------------------------------------
FUND                                              ADVISORY FEES PAID
--------------------------------------------------------------------------------
Frost Conservative Allocation Fund                     0.51%
--------------------------------------------------------------------------------
Frost Moderate Allocation Fund                         0.25%
--------------------------------------------------------------------------------

A discussion regarding the basis for the Board's approval of the investment advisory contract with the Adviser will be available in the Funds' Semi-Annual Report to Shareholders dated January 31, 2014, which will cover the period from August 1, 2013 to January 31, 2014.

PORTFOLIO MANAGERS

Alan Tarver, CFA, Regional Portfolio Manager at Frost, serves as the Senior Fund Manager of the Frost Conservative Allocation Fund and Frost Moderate Allocation Fund. Mr. Tarver is jointly and primarily responsible for the day-to-day management of the Frost Conservative Allocation Fund and Frost Moderate Allocation Fund. Mr. Tarver joined Frost Bank, the parent company of the Adviser, in 2002. He received a bachelor of arts degree in economics from the University of Texas at Austin, a master's of international management from Thunderbird and a master's of business administration in finance from Arizona State University. Mr. Tarver is a holder of the right to use the Chartered Financial Analyst (CFA[R]) designation and is a member of the CFA institute.

Tom L. Stringfellow, CFA, CFP, CPA, CIC, President and CIO at Frost, serves as Fund Co-Manager of the Frost Conservative Allocation Fund and Frost Moderate Allocation Fund. Mr. Stringfellow is jointly and primarily responsible for the day-to-day management of the Frost Conservative Allocation Fund and Frost Moderate Allocation Fund. Mr. Stringfellow joined Frost Bank, the parent company of the Adviser, in 1980. He received a bachelor's of arts degree in business administration from Southwest Texas State University, a masters of arts degree in economics from St. Mary's University and a masters of business administration degree from Texas A&M University - Corpus Christi. Mr. Stringfellow is a holder of the right to use the Chartered Financial Analyst (CFA(R)) designation and is a member of the CFA institute.

Brad Thompson, CFA, Managing Director and Director of Research at Frost, serves as Fund Co-Manager of the Frost Conservative Allocation Fund and Frost Moderate Allocation Fund. Mr. Thompson is jointly and primarily responsible for the day-to-day management of the Frost Conservative Allocation Fund and the Frost Moderate Allocation Fund. Mr. Thompson joined Frost Bank, the parent company of the Adviser, in 2002. Prior to joining Frost Bank, Mr. Thompson was a senior analyst with Assante Asset Management in Canada and Assante Global Advisors in Los Angeles. He received the degrees of master of commerce with honours (finance), from the University of Melbourne; bachelor of commerce with honours (finance), and bachelor of commerce and economics from the University of Tasmania at Hobart, Australia. Mr. Thompson is a holder of the right to use the Chartered Financial Analyst (CFA[R]) designation and is a member of the CFA Institute.

R. David Telling, Fund Co-Manager at Frost, is jointly and primarily responsible for the day-to-day management of the Frost Conservative Allocation Fund and the Frost Moderate Allocation Fund. Mr. Telling joined the Adviser in 2010. Mr. Telling previously worked for Frost Investment Services in 2009. Prior to joining the Frost organization, Mr. Telling founded and operated Telling & Company, LLC, a registered investment adviser catering to high net worth clients. From 1987 to 2007, he was employed by Merrill Lynch where he served as First Vice President and Portfolio Manager in the Personal Investment Advisory Service. Mr. Telling received a bachelor's degree in economics from the University of South

Florida, attended the Thomas M. Cooley Law School and is currently a candidate in the Chartered Alternative Investment Analyst program.

Justin Hopkins, Research Analyst at Frost, serves as Fund Co-Manager of the Frost Conservative Allocation Fund and Frost Moderate Allocation Fund. Mr. Hopkins is jointly and primarily responsible for the day-to-day management of the Frost Conservative Allocation Fund and the Frost Moderate Allocation Fund. Mr. Hopkins joined Frost Bank, the parent company of the Adviser, in 2007. Prior to joining Frost Bank, Mr. Hopkins served as a representative support specialist at National Financial Partners from 2006 to 2007 and as a mutual fund analyst, intern, part-time at Frost Bank from 2004 to 2006 and full time student from 2002 to 2006. He received a bachelor's degree in applied arts and sciences and a master's degree in business administration from Texas State University.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund shares.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Class A Shares of the Funds.

Class A Shares are for individual and institutional investors.

For information regarding the federal income tax consequences of transactions in shares of the Funds, including information about cost basis reporting, see "Taxes."

HOW TO PURCHASE FUND SHARES

All investments must be made by check, wire or ACH. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Funds do not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.

The Funds reserve the right to reject any specific purchase order for any reason. The Funds are not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Funds' policy on excessive trading, see "Excessive Trading Policies and Procedures."

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.

BY MAIL

You can open an account with the Funds by sending a check and your account application to the address below. You can add to an existing account by sending the Funds a check and, if possible, the "Invest by Mail" stub that accompanies your statement. Be sure your check identifies clearly your name, your account number, the Fund name and the share class.

REGULAR MAIL ADDRESS

Frost Funds
P.O. Box 219009
Kansas City, MO 64121-9009

EXPRESS MAIL ADDRESS

Frost Funds
c/o DST Systems, Inc.
430 West 7th Street
Kansas City, MO 64105

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services of purchase orders does not constitute receipt by a Fund's transfer agent. The share price used to fill the purchase order is the next price calculated by a Fund after the Fund's transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

BY WIRE

To open an account by wire, call 1-877-71-FROST for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name, the share class and your account number).

WIRING INSTRUCTIONS

UMB Bank, N.A.
ABA# 101000695
Frost Funds
DDA Acct. # 9871063178
Ref: Fund name/account number/account name/share class

BY SYSTEMATIC INVESTMENT PLAN

If you have a checking or savings account with a bank, you may purchase shares automatically through regular deductions from your account.

You may not open an account via ACH. However, once you have established an account, you can set up a systematic investment plan by mailing a completed application to the Funds. These purchases can be made monthly, quarterly, semi-annually or annually in amounts of at least $100. To cancel or change a plan, write to the Funds at Frost Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Frost Funds, c/o DST Systems, Inc., 430 West 7(th) Street, Kansas City, MO 64105). Allow up to 15 days to create the plan and 3 days to cancel or change it.

PURCHASES IN-KIND

Subject to the approval of the Funds, an investor may purchase shares of a Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Fund reserves the right to amend or terminate this practice at any time.

MINIMUM INVESTMENTS

You can open an account with a Fund with a minimum initial investment of $2,500 or a minimum initial investment for IRA accounts of $1,500 for Class A Shares. Minimum subsequent investments are required to be at least $500. Systematic planned contributions are required to be at least $100. A Fund reserves the right to waive the minimum investment amounts in its sole discretion.

HOW TO REDEEM FUND SHARES

The sale price will be the NAV per share next determined after the Funds receive your request in proper form.

BY MAIL

To redeem shares by mail, you may contact the Funds directly at: Frost Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Frost Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105). Please send a letter to the Funds signed by all registered parties on the account specifying:

     o    The Fund name;
     o    The share class;
     o    The account number;
     o    The dollar amount or number of shares you wish to redeem;
     o    The account name(s); and
     o    The address to which redemption (sale) proceeds should be sent.

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services of sell orders does not constitute receipt by a Fund's transfer agent. The share price used to fill the sell order is the next price calculated by a Fund after the Fund's transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

All registered shareholders must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.

Certain redemption requests will require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program. For example, signature guarantees may be required if your address of record has changed in the last 30 days, you want the proceeds sent to a bank other than the bank of record on your account, or if you ask that the proceeds be sent to a different person or address. Please note that a notary public is not an acceptable provider of a signature guarantee and that we must be provided with the original guarantee. Signature guarantees are for the protection of our shareholders. Before it grants a redemption request, the Funds may require a shareholder to furnish additional legal documents to insure proper authorization.

Accounts held by a corporation, trust, fiduciary or partnership, may require additional documentation along with a signature guaranteed letter of instruction. The Funds participate in the Paperless Legal Program (the "Program"), which eliminates the need for accompanying paper documentation on legal securities transfers. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation. Please contact Shareholder Services at 1-877-71-FROST for more information.

BY TELEPHONE

You must first establish the telephone redemption privilege (and, if desired, the wire and/or ACH redemption privilege) by completing the appropriate sections of the account application. Call 1-877-71-

FROST to redeem your shares. Based on your instructions, the Funds will mail your proceeds to you or send them to your bank via wire or Automated Clearing House ("ACH").

BY SYSTEMATIC WITHDRAWAL PLAN (VIA ACH)

If your account balance is at least $25,000, you may transfer as little as $100 per month from your account to another financial institution through a Systematic Withdrawal Plan (via ACH). To participate in this service, you must complete the appropriate sections of the account application and mail it to the Funds.

EXCHANGING SHARES

At no charge, you may exchange Class A Shares of a Fund for Class A Shares of another fund in the Frost Funds complex by writing to or calling the Funds. At no charge, you may also convert Class A shares of a Fund directly to Institutional Class shares of a Fund, where offered, by writing to or calling the Fund, subject to the fees and expenses of Institutional Class shares, and provided that you meet the eligibility requirements applicable to investing in Institutional Class shares, as set forth in the Institutional Class shares prospectus. You may only exchange or convert shares between accounts with identical registrations (i.e., the same names and addresses).

The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Funds. For more information about the Funds' policy on excessive trading, see "Excessive Trading Policies and Procedures."

TRANSACTION POLICIES

CALCULATING YOUR SHARE PRICE

NAV for one Fund share is the value of that share's portion of the net assets of that Fund.

You may buy or sell shares of a Fund on any Business Day. Requests to buy and sell shares of a Fund are processed at the NAV next computed after the Fund receives and accepts your order. The Funds calculate NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern
Time). To receive the NAV on any given day, a Fund or an authorized institution must receive your order in proper form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper Medallion signature guarantees, IRA rollover forms, etc.) before the close of trading on the NYSE that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following Business Day if the NYSE is open for trading that day. If the NYSE closes early -- such as on days in advance of certain generally observed holidays -- each Fund reserves the right to calculate NAV as of the earlier closing time. Shares will not be priced on days that the NYSE is closed for trading, including nationally observed holidays. Since securities that are traded on foreign exchanges may trade on days when the NYSE is closed, the value of the Funds may change on days when you are unable to purchase or redeem shares.

The Funds calculate their NAV by adding the total value of their assets, subtracting their liabilities and then dividing the result by the number of shares outstanding. In calculating NAV, the Funds generally value their investment portfolios at market price. If market prices are not readily available or the Funds reasonably believe that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Funds are required to price those securities at fair value as determined in good faith using methods approved by the Board of Trustees (the "Board"). A Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that a Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

The respective prospectuses for the Underlying Funds in which the Funds invest explain the circumstances in which those Funds will use fair value pricing and the effect of fair value pricing.

Redeemable securities issued by open-end investment companies are valued at the investment company's applicable NAV.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

In addition to being able to buy and sell Fund shares directly from the Funds through their transfer agent, you may also buy or sell shares of the Funds through accounts with financial intermediaries such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from the Fund), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Funds prior to the time the Funds calculate their NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Funds on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution (defined below), orders transmitted by the financial intermediary and received by the Funds after the time NAV is calculated for a particular day will receive the following day's NAV.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Funds with respect to the receipt of purchase and redemption orders for Fund shares ("authorized institutions"). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution's designee, receives the order. Orders will be priced at a Fund's NAV next computed after they are received by an authorized institution or an authorized institution's designee. To determine whether your financial intermediary is an authorized institution or an authorized institution's designee such that it may act as agent on behalf of a Fund with respect to purchase and redemption orders for Fund shares, you should contact them directly.

If you deal directly with a financial intermediary, you will have to follow their procedures for transacting with the Funds. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your authorized institution directly.

PAYMENT OF REDEMPTION PROCEEDS

Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (may be subject to a $15 fee). Each Fund will pay for all shares redeemed within seven days after it receives a redemption request in proper form, meaning that it is complete, contains all necessary information, and has all supporting documentation (such as proper Medallion signature guarantees, IRA rollover forms, etc.). A Fund may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Medallion signature guarantees are for the protection of shareholders. Before it grants a redemption request, a Fund may require a shareholder to furnish additional legal documents to insure proper authorization. If you redeem shares that were recently purchased by check or through ACH, you will not receive your redemption proceeds until the check has cleared or the ACH transaction has been completed, which may take up to 15 days from the purchase date.

SALES CHARGES

FRONT-END SALES CHARGES -- CLASS A SHARES

The offering price of Class A Shares is the NAV next calculated after a Fund receives and accepts your request, plus the front-end sales load. Selling dealers are normally reallowed 100% of the sales charge by SEI Investments Distribution Co. (the "Distributor"). The amount of any front-end sales charge included in your offering price for Class A Shares varies, depending on the amount of your investment.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    YOUR SALES CHARGE
                                                    YOUR SALES CHARGE               AS A PERCENTAGE OF
CLASS A                                             AS A PERCENTAGE OF                  YOUR NET
SHARES       IF YOUR INVESTMENT IS:                        OFFERING PRICE               INVESTMENT
------------------------------------------------------------------------------------------------------------------------------------
             Less than $500,000                                 3.25%                      3.36%
------------------------------------------------------------------------------------------------------------------------------------
             $500,000 but less than $1,000,000                  2.00%                      2.04%
------------------------------------------------------------------------------------------------------------------------------------
             $1,000,000 and over*                               None                       None
------------------------------------------------------------------------------------------------------------------------------------

* IF YOU ARE IN A CATEGORY OF INVESTORS WHO MAY PURCHASE FUND SHARES WITHOUT A FRONT-END SALES CHARGE, YOU MAY BE SUBJECT TO A 1.00% DEFERRED SALES CHARGE IF YOU REDEEM YOUR SHARES WITHIN 12 MONTHS OF PURCHASE.

You may qualify for reduced sales charges or sales charge waivers. If you believe that you may qualify for a reduction or waiver of the sales charge, you should discuss this matter with your broker or other financial intermediary. To qualify for these reductions or waivers, you or your financial intermediary must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment. This information could be used to aggregate, for example, holdings in retirement accounts, Fund shares owned by your immediate family members, and holdings in accounts at other brokers or financial intermediaries. In addition to breakpoint discounts, the following sections describe other circumstances in which sales charges are waived or otherwise may be reduced. See "Reduced Sales Charges" below.

WAIVER OF FRONT-END SALES CHARGE -- CLASS A SHARES

The front-end sales charge will be waived on Class A Shares purchased:

o    through reinvestment of dividends and distributions;
o through an asset allocation account advised by the Adviser or one of its affiliates;
o by persons repurchasing shares they redeemed within the last 90 days (see "Repurchase of Class A Shares");
o by investors who purchase shares with redemption proceeds (but only to the extent of such redemption proceeds) from another investment company within 90 days of such redemption, provided that the investors paid either a front-end or contingent deferred sales charge on the original shares redeemed;
o by employees, and members of their immediate family, of the Adviser and its affiliates;
o    by retirees of the Adviser and its affiliates;
o    by employees and retirees of the SEI Investments Global Funds Services
     (the "Administrator") or the Distributor;
o    by Trustees and officers of The Advisors' Inner Circle Fund II;
o by persons reinvesting distributions from qualified employee benefit retirement plans and rollovers from individual retirement accounts ("IRAs") previously with the Adviser;
o by persons investing an amount less than or equal to the value of an account distribution when an account for which a bank affiliated with the Adviser acted in a fiduciary, administrative, custodial or investment advisory capacity is closed; or
o through dealers, retirement plans, asset allocation programs and financial institutions that, under their dealer agreements with the Distributor or otherwise, do not receive any portion of the front-end sales charge.

REPURCHASE OF CLASS A SHARES

You may repurchase any amount of Class A Shares of any Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of Class A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 90 days. In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge. To exercise this privilege, the Fund must receive your purchase order within 90 days of your redemption. In addition, you must notify the Fund when you send in your purchase order that you are repurchasing shares. Certain tax rules may limit your ability to recognize a loss on the redemption of your Class A Shares, and you should consult your tax advisor if recognizing such a loss is important to you.

REDUCED SALES CHARGE -- CLASS A SHARES

In addition to the above described reductions in front-end sales charges for purchases over a certain dollar size, you may also be eligible to participate in one or more of the programs described below to lower your initial sales charge. To be eligible to participate in these programs, you must inform your broker-dealer or financial advisor at the time you purchase shares that you would like to participate in one or more of the programs and provide information necessary to determine your eligibility to participate, including the account number(s) and names in which your accounts are registered at the time of purchase. In addition, a Fund or its agent may request account statements if it is unable to verify your account information.

RIGHTS OF ACCUMULATION

In calculating the appropriate sales charge rate, this right allows you to add the value of the Class A Shares of all the Frost Funds you already own to the amount that you are currently purchasing. The value of your current purchases will be combined with the current value of Class A Shares of all other Frost Funds you purchased previously that are currently held for (i) your account,
(ii) your spouse's account, (iii) a joint account with your spouse, or (iv) your minor children's trust or custodial accounts. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. If your investment qualifies for a reduced sales load due to accumulation of purchases, you must notify DST Systems, Inc. (the "Transfer Agent") at the time of purchase of the existence of other accounts and/or holdings eligible to be aggregated to reduce or eliminate the sales load. You may be required to provide records, such as account statements, regarding the Fund shares held by you or related accounts at a Fund or at other financial intermediaries in order to verify your eligibility for a breakpoint discount. You will receive the reduced sales load only on the additional purchases and not retroactively on previous purchases. The Funds may amend or terminate this right of accumulation at any time.

LETTER OF INTENT

You may purchase Class A Shares of one or more Frost Funds at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Class A Shares of one or more Frost Funds over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. Each Fund will only consider the value of Class A Shares sold subject to a sales charge. As a result, shares of the Class A Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge on the purchase of Class A Shares based on shares you intend to purchase over the 13-month period, you must send a Fund a Letter of Intent. In calculating the total amount of purchases, you may include in your Letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize a Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase of Class A Shares at the end of the 13-month period, the Funds' Transfer Agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

COMBINED PURCHASE/QUANTITY DISCOUNT PRIVILEGE

When calculating the appropriate sales charge rate, a Fund will combine purchases of Class A Shares (that are subject to a sales charge) of all Frost Funds made on the same day by you, your spouse and your minor children (under age 21). This combination also applies to Class A Shares you purchase with a Letter of Intent.

PURCHASERS QUALIFYING FOR REDUCTIONS IN FRONT-END SALES CHARGES

Only certain persons or groups are eligible for the reductions in initial sales charges described in the preceding section. These qualified purchasers include the following:

INDIVIDUALS
o an individual, his or her spouse, or children residing in the same household;
o    any trust established exclusively for the benefit of an individual;

TRUSTEES AND FIDUCIARIES
o a trustee or fiduciary purchasing for a single trust, estate or fiduciary account; and

OTHER GROUPS
o any organized group of persons, whether or not incorporated, purchasing Fund shares, provided that (i) the organization has been in existence for at least six months; and (ii) the organization has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

Investors or dealers seeking to qualify orders for a reduced front-end sales charge must identify such orders at the time of purchase and, if necessary, support their qualification for the reduced charge with appropriate documentation. Appropriate documentation includes, without limitation, account statements regarding shares of a Fund held in all accounts (E.G., retirement accounts) by the investor, and, if applicable, his or her spouse and children residing in the same household, including accounts at broker-dealers or other financial intermediaries different than the broker-dealer of record for the current purchase of Fund shares. The Distributor reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing, to the reduced initial sales charge. No person or entity may distribute shares of the Funds without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as provided herein.

CONTINGENT DEFERRED SALES CHARGES (CDSC) -- CLASS A SHARES

You will not pay a front-end sales charge if you purchase $1,000,000 or more of Class A Shares. However, you may pay a CDSC of 1.00% on any shares you sell within 12 months after your purchase. The CDSC will be based on the lesser of
(1) the NAV of the shares at the time of purchase or (2) the NAV of the shares next calculated after the Fund receives your redemption request. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions. So, you never pay a deferred sales charge on any increase in your investment above the initial offering price. This sales charge does not apply to exchanges of Class A Shares of one fund for Class A Shares of another fund in the Frost Funds complex.

GENERAL INFORMATION ABOUT SALES CHARGES

Your securities dealer is paid a commission when you buy your shares and is paid a servicing fee as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy. The Distributor may pay dealers up to 1% on investments of $1,000,000 or more in Class A Shares. From time to time, some financial institutions, including brokerage firms affiliated with the Adviser or the Distributor, may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodgings, and gifts that do not exceed $100 per year, per individual.

REDEMPTIONS IN-KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Funds' remaining shareholders, the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your account balance drops below $1,000 because of redemptions, you may be required to sell your shares. The Funds will provide you at least 30 days' written notice to give you time to add to your account and avoid the need to sell your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Funds may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in the SAI.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine. If you or your financial intermediary transact with the Funds over the telephone, you will generally bear the risk of any loss.

SHAREHOLDER SERVICING ARRANGEMENTS

The Funds may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

The Funds generally pay financial intermediaries a fee that is based on the assets of the Funds that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of a Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request. The Funds do not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Funds, the Adviser or their affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES

From time to time, the Adviser and/or its affiliates, at their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments may be in addition to any Rule 12b-1 fees that are reflected in the fee table section of this Prospectus. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Funds. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (E.G., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, including providing the Funds with "shelf space," placing them on a preferred or recommended fund list, or promoting the Funds in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by the U.S. Securities and Exchange Commission ("SEC") and Financial Industry Regulatory Authority ("FINRA") rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" in the Funds' SAI.

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or price of a Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

OTHER POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of a Fund may present risks to the Fund's long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of a Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

In addition, because the Funds indirectly invest in foreign securities traded primarily on markets that close prior to the time the Funds determine their NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than Funds investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by a Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of their Fund's shares if the price of the Fund's foreign securities do not reflect their fair value. Although the Funds have procedures designed to determine the fair value of foreign securities for purposes of calculating their NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage. For more information on how the Funds use fair value pricing, see "Calculating Your Share Price."

The Funds' service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds' policies and procedures described in this Prospectus and approved by the Funds' Board of Trustees. For purposes of applying these policies, the Funds' service providers may consider the trading history of accounts under common ownership or control. The Funds' policies and procedures include the following:

     o Shareholders are restricted from making more than five "round trips," including exchanges into or out of a Fund, per calendar year. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase or exchange orders. The Funds define a round trip as a purchase or exchange into a Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

     o The Funds reserve the right to reject any purchase or exchange request by any investor or group of investors for any reason without prior notice, including, in particular, if a Fund or its Adviser/Sub-Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Funds and/or their service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Funds' long-term shareholders. The Funds do not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Funds will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. In accordance with Rule 22c-2 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Funds have entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Funds' market-timing policy; (2) furnish the Funds, upon their request, with information regarding customer trading activities in shares of the Funds; and (3) enforce the Funds' market-timing policy with respect to customers identified by the Funds as having engaged in market timing. When information regarding transactions in the Funds' shares is requested by a Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Funds will ask your name, address, date of birth, and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a reasonable timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV per share.

However, each Fund reserves the right to close or liquidate your account at the NAV next determined and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, each Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications. You will not be entitled to recover any sales charges paid in connection with your purchase of Fund
Shares.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of illegal activities. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

DISTRIBUTION OF FUND SHARES

The Funds have adopted a distribution plan for Class A Shares that allows the Funds to pay distribution fees for the sale and distribution of their shares, and for distributor services provided to shareholders. Because these fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum annual distribution fee for Class A Shares of each Fund is 0.25% .

DIVIDENDS AND DISTRIBUTIONS

Normally, the Funds each distribute their net investment income, if any, quarterly and make distributions of their net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

Each Fund will automatically reinvest dividends and distributions in additional shares of the Fund, unless you elect on your account application to receive them in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. The following is a summary of the federal income tax consequences of investing in the Funds. This summary does not apply to shares held in an individual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. This summary is based on current tax laws, which may change.

Each Fund intends to qualify as a regulated investment company ("RIC") as defined in Section 851 of the Internal Revenue Code of 1986, as amended. The Funds may make investments into one or more exchange traded products, such as ETFs and ETNs, swaps or other investments that may raise questions regarding the qualification of the income from such investments as qualifying income under the RIC qualification tests. The Funds intend to monitor their investments to ensure that it will satisfy the qualification tests as a RIC, including the qualifying income test. See the SAI for more information regarding the RIC qualification tests.

Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Funds may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Capital gains distributions and distributions that are designated by the Funds as qualified dividend income are generally taxable at the rates applicable to long-term capital gains. Distributions received by a Fund from an investment in another fund taxable as a RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received and designated as such by the other fund. Once a year the Funds will send you a statement showing the types and total amount of distributions you received during the previous year.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors. Call 1-877-71-FROST to find out when a Fund expects to make a distribution to shareholders.

Each sale of shares of a Fund may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale. A sale may result in a capital gain or loss to you. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale. The gain or loss generally will be treated as short term if you held the shares 12 months or less, long term if you held the shares for longer.

Effective beginning January 1, 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a new 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of a Fund).

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Funds. Investment in Government National Mortgage Association ("Ginnie Mae") or Federal National Mortgage Association ("Fannie Mae") securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

The Funds (or their administrative agent) must report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, a Fund is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, a Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, a Fund will use the average basis method as the default cost basis method. The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them.

To the extent that a Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. A Fund may elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. Foreign tax credits, if any, received by a Fund as a result of an investment in another RIC (including an ETF which is taxable as a RIC) will not be passed through to you unless such Fund qualifies as a "qualified fund of funds" in which at least 50% of the value of the Fund's total assets (at the close of each quarter of the Fund's taxable year) is represented by interests in other RICs. A Fund will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about each Fund. The information is intended to help you understand each Fund's financial performance for the period of the Fund's operations. Some of this information reflects financial information for a single Class A share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. The information provided below has been audited by [XX], independent registered public accounting firm for the Funds. The financial statements and the unqualified opinion of [XX] are included in the 2013 Annual Report of the Funds, which is available upon request by calling
1-877-71-FROST.

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
FOR THE PERIODS ENDED JULY 31,

-----------------------------------------------------------------------------------------------------------------------
                                        NET
                                    REALIZED AND
         NET ASSET         NET       UNREALIZED                   DIVIDENDS   DISTRIBUTIONS
           VALUE,      INVESTMENT GAINS (LOSSES) ON    TOTAL       FROM NET      FROM        TOTAL         NET ASSET
         BEGINNING       INCOME      INVESTMENTS       FROM      INVESTMENT    REALIZED    DIVIDENDS &     VALUE, END
         OF PERIOD      (LOSS)(1)                   OPERATIONS     INCOME       GAINS     DISTRIBUTIONS    OF PERIOD
-----------------------------------------------------------------------------------------------------------------------
CONSERVATIVE ALLOCATION FUND
-----------------------------------------------------------------------------------------------------------------------
2013      $ 9.20        $(0.04)       $ 0.87           $ 0.83      $ (0.04)^    $    --      $ (0.04)        $ 9.99
2012        9.82          0.03         (0.43)           (0.40)       (0.02)       (0.20)       (0.22)          9.20
2011 (a)   10.00         (0.01)        (0.17)           (0.18)          --           --           --           9.82
-----------------------------------------------------------------------------------------------------------------------
MODERATE ALLOCATION FUND
-----------------------------------------------------------------------------------------------------------------------
2013      $10.54         $0.16         $0.98            $1.14      $(0.21)      $   --       $ (0.21)        $11.47
2012       10.48          0.16          0.07             0.23       (0.17)          --         (0.17)         10.54
2011        9.54          0.14          1.01             1.15       (0.21)          --         (0.21)         10.48
2010        8.67          0.13          0.88             1.01       (0.14)          --         (0.14)          9.54
2009        9.76          0.28         (1.09)           (0.81)      (0.28)          --         (0.28)          8.67
-----------------------------------------------------------------------------------------------------------------------



                                                     RATIO OF
                                                     EXPENSES
                                                    TO AVERAGE
                                                    NET ASSETS     RATIO OF NET
                                       RATIO OF     (EXCLUDING      INVESTMENT
                       NET ASSETS      EXPENSES       WAIVERS      INCOME (LOSS)  PORTFOLIO
            TOTAL     END OF PERIOD   TO AVERAGE   AND FEES PAID    TO AVERAGE    TURNOVER
           RETURN+        (000)       NET ASSETS    INDIRECTLY)     NET ASSETS      RATE
-------------------------------------------------------------------------------------------
CONSERVATIVE ALLOCATION FUND
-------------------------------------------------------------------------------------------
2013        9.04%++     $ 5,131         2.00%         2.29%         (0.43)%         98%
2012       (4.08)        11,548         1.84          1.84           0.01          150
2011 (a)   (1.80)++      17,163         2.00*         2.27*         (0.10)*         91**
-------------------------------------------------------------------------------------------
MODERATE ALLOCATION FUND
-------------------------------------------------------------------------------------------
2013       10.90%++      $ 6,889         1.60%         2.05%           1.46%        19%
2012        2.23++         7,302         1.60          2.02            1.61         18
2011       12.07++         7,428         1.60          1.70            1.35         21
2010       11.63++        10,775         1.50          1.56            1.40         38
2009       (7.88)++        6,540         1.45          1.50            3.50         33
-------------------------------------------------------------------------------------------

*    ANNUALIZED.

**   NOT ANNUALIZED.

+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TOTAL RETURN FIGURES DO NOT INCLUDE APPLICABLE SALES LOADS.

++ TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN WAIVED AND ASSUMED BY THE ADVISER DURING THE PERIOD.

(A)  COMMENCED OPERATIONS ON JANUARY 7, 2011.

(1)  PER SHARE DATA CALCULATED USING THE AVERAGE SHARES METHOD.

^    INCLUDES A RETURN OF CAPITAL LESS THAN $0.01 PER SHARE.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

                       THE ADVISORS' INNER CIRCLE FUND II
                                  FROST FUNDS

INVESTMENT ADVISER

Frost Investment Advisors, LLC
100 West Houston Street, 15th Floor
P.O. Box 2509
San Antonio, Texas 78299-2509

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

MORE INFORMATION ABOUT THE FUNDS IS AVAILABLE, WITHOUT CHARGE, THROUGH THE
FOLLOWING:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI, dated [date], 2014, includes detailed information about the Funds and The Advisors' Inner Circle Fund II. The SAI is on file with the SEC and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS: These reports contain information from the Funds' portfolio managers about investment strategies, recent market conditions and trends and their impact on Fund performance. The reports also contain more information about the Funds' holdings and detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: 1-877-71-FROST (1-877-713-7678)

BY MAIL: Frost Funds
         P.O. Box 219009
         Kansas City, MO 64121-9009

BY INTERNET: www.frostbank.com

FROM THE SEC: You can also obtain the SAI, as well as other information about The Advisors' Inner Circle Fund II, from the EDGAR Database on the SEC's website at: HTTP://WWW.SEC.GOV. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address:
PUBLICINFO@SEC.GOV.

THE ADVISORS' INNER CIRCLE FUND II'S INVESTMENT COMPANY ACT REGISTRATION NUMBER IS 811-07102.

                                                                [Inventory Code]

                       THE ADVISORS' INNER CIRCLE FUND II

                                   PROSPECTUS

                                  [DATE], 2014

                         FROST MODERATE ALLOCATION FUND
              (FORMERLY THE FROST STRATEGIC BALANCED FUND) (FIBTX)

                           INSTITUTIONAL CLASS SHARES

                              INVESTMENT ADVISER:

                         FROST INVESTMENT ADVISORS, LLC

  THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             ABOUT THIS PROSPECTUS

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:

                                                                        PAGE
FROST MODERATE ALLOCATION FUND
     INVESTMENT OBJECTIVE ............................................. [XX]
     FUND FEES AND EXPENSES ........................................... [XX]
     PRINCIPAL INVESTMENT STRATEGIES .................................. [XX]
     PRINCIPAL RISKS .................................................. [XX]
     PERFORMANCE INFORMATION .......................................... [XX]
     INVESTMENT ADVISER ............................................... [XX]
     PORTFOLIO MANAGERS ............................................... [XX]
     TAX INFORMATION .................................................. [XX]
     PURCHASE AND SALE OF FUND SHARES ................................. [XX]
     PAYMENTS TO BROKER-DEALERS AND OTHER
     FINANCIAL INTERMEDIARIES ......................................... [XX]
MORE INFORMATION ABOUT RISK ........................................... [XX]
MORE INFORMATION ABOUT FUND INVESTMENTS ............................... [XX]
INFORMATION ABOUT PORTFOLIO HOLDINGS .................................. [XX]
INVESTMENT ADVISER .................................................... [XX]
PORTFOLIO MANAGERS .................................................... [XX]
PURCHASING, SELLING AND EXCHANGING FUND SHARES ........................ [XX]
SHAREHOLDER SERVICING ARRANGEMENTS .................................... [XX]
PAYMENTS TO FINANCIAL INTERMEDIARIES .................................. [XX]
OTHER POLICIES ........................................................ [XX]
DIVIDENDS AND DISTRIBUTIONS ........................................... [XX]
TAXES ................................................................. [XX]
FINANCIAL HIGHLIGHTS .................................................. [XX]
HOW TO OBTAIN MORE INFORMATION ABOUT THE FUND ................... Back Cover

Institutional Class Shares of the Frost Moderate Allocation Fund are currently closed to new investors.

FROST MODERATE ALLOCATION FUND

INVESTMENT OBJECTIVE

The Frost Moderate Allocation Fund (the "Fund") seeks total return consistent with its asset allocation strategy.

FUND FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                                  INSTITUTIONAL CLASS SHARES
--------------------------------------------------------------------------------
Management Fees(1)                                          0.15%
--------------------------------------------------------------------------------
Other Expenses(1)                                           0.86%
--------------------------------------------------------------------------------
Acquired Fund Fees and Expenses                             0.29%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(2)                     1.30%
--------------------------------------------------------------------------------

(1) Management Fees and Other Expenses have been restated to reflect current fees.

(2) Frost Investment Advisors, LLC (the "Adviser") has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 1.35% of the Fund's Institutional Class Shares' average daily net assets until November 30, 2015 (the "Contractual Expense Limitation"). In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the Contractual Expense Limitation, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the Contractual Expense Limitation to recover all or a portion of its prior fee waivers or expense reimbursements made during the preceding three-year period during which this agreement (or any prior agreement) was in place. This agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety
     (90) days' prior written notice to the Trust, effective as of the close of business on November 30, 2015.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
               1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
                $132        $412         $713         $1,568
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 19% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is designed to provide diversification among different asset classes by investing its assets in a combination of mutual funds advised by the Adviser or other investment advisers and exchange traded funds ("ETFs"), collectively referred to as "Underlying Funds."

The Underlying Funds are selected following a two stage asset allocation process. The first stage is a strategic asset allocation to determine the percentage of the Fund's assets to be invested in the general asset classes of equity funds and fixed income funds based on the risk/return potential of the different asset classes and the risk profile of the Fund. The second stage involves the actual selection of Underlying Funds to represent the asset classes based on Underlying Fund classifications, historical risk, performance, and other factors. Within the equity fund allocations, the Adviser seeks to diversify globally (by including domestic and international Underlying Funds), in terms of market capitalization (by including large, mid, and small capitalization Underlying Funds), and by style (by including both growth and value Underlying Funds). Within the fixed income fund allocation, the Adviser includes domestic and international Underlying Funds with varying degrees of interest rate and credit exposure.

The following chart shows the Fund's target asset allocation among the various asset classes. The Adviser may permit modest deviations from the target asset allocations listed below. Accordingly, the Fund's actual allocations may differ from this illustration.

--------------------------------------------------------------------------------
ASSET CLASS                            TARGET ASSET ALLOCATION
--------------------------------------------------------------------------------
Equity Funds                           40%-70%
--------------------------------------------------------------------------------
Fixed Income Funds                     30%-60%
--------------------------------------------------------------------------------

The Adviser periodically reviews the investment strategies and asset mix of the Underlying Funds and considers whether overall market conditions would favor a change in the exposure of the Fund to various asset types or geographic regions. Based on these considerations, the Adviser may make adjustments to Underlying Fund holdings by adjusting the percentage of individual Underlying Funds within the Fund, or adding or removing Underlying Funds. The Adviser may also determine not to change the Underlying Fund allocations, particularly in response to short-term market movements, if in its opinion the combination of Underlying Funds is appropriate to meet the Fund's investment objective.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC, OR ANY GOVERNMENT AGENCY. The principal risks affecting shareholders' investments in the Fund are set forth below.

ASSET ALLOCATION RISK -- The Fund is subject to asset allocation risk, which is the risk that the Adviser's allocation of the Fund's assets among the various asset classes and selection of the Underlying Funds will cause the Fund to underperform other funds with a similar investment objective and/or underperform the markets in which the Fund invests.

UNDERLYING FUND INVESTMENT RISK -- The value of an investment in the Fund is based primarily on the prices of the Underlying Funds in which the Fund invests. In turn, the price of each Underlying Fund is based on the value of its assets. As a shareholder of an Underlying Fund, the Fund relies on that Underlying Fund to achieve its investment objective. If the Underlying Fund fails to achieve its objective, the value of the Fund's investment could decline, which could adversely affect the Fund's performance. The Fund bears its own direct expenses in addition to bearing a proportionate share of expenses charged by the Underlying Funds, which may make owning shares of the Fund more costly than owning shares of the Underlying Funds directly. Before investing in the Fund, investors should assess the risks associated with the Underlying Funds and the types of investments made by those Underlying Funds. These risks include any combination of the risks described below, although the Fund's exposure to a particular risk will be proportionate to the Fund's overall asset allocation and Underlying Fund allocation.

The Fund's investments in ETFs are subject to additional risks. ETFs are pooled investment vehicles, such as registered investment companies and grantor rusts, whose shares are listed and traded on U.S. and non-U.S. stock exchanges or otherwise traded in the over-the-counter market. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium and the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, which could adversely affect the Fund's performance. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund.

     EQUITY RISK -- The risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response.

     FOREIGN COMPANY RISK -- Investing in foreign companies, whether through investments made in foreign markets or made through the purchase of depositary receipts, which are traded on exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. Foreign companies may not be registered with the SEC and are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities may be reduced by a withholding tax at the source, which tax would reduce income received from the securities. Investments in foreign securities are also subject to the risk that the securities may be difficult to value and/or valued incorrectly. While depositary receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

     EMERGING MARKET SECURITIES RISK -- Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, emerging markets securities may be subject to smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

     FOREIGN CURRENCY RISK -- Because non-U.S. securities are usually denominated in currencies other than the dollar, the value of the securities may be influenced by currency exchange rates and exchange control regulations. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

     SMALL- AND MID-CAPITALIZATION COMPANY RISK -- Small- and mid-capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

     GROWTH INVESTMENT STYLE RISK -- An Underlying Fund may invest in equity securities of companies that it believes will increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Many growth companies do not pay dividends. Companies that pay dividends often have lower stock price declines during market downturns. Over time, a growth investing style may go in and out of favor, causing the Underlying Fund to sometimes underperform other equity funds that use differing investing styles.

     VALUE INVESTMENT STYLE RISK -- Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If an Underlying Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Underlying Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

     PREFERRED STOCK RISK -- Preferred stocks are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company's assets in the event of a liquidation are generally subordinate to the rights associated with a company's debt securities.

     CONVERTIBLE SECURITIES RISK -- The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increase as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

     RIGHTS AND WARRANTS RISK -- Investments in rights or warrants involve the risk of loss of the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the right's or warrant's expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

     CORPORATE FIXED INCOME SECURITIES RISK -- Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

     U.S. GOVERNMENT SECURITIES RISK -- Although U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the government sponsored agency's own resources.

     FOREIGN SOVEREIGN DEBT SECURITIES RISK -- The risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

     ASSET-BACKED AND MORTGAGE-BACKED SECURITIES RISK -- Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. Asset-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations. To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

     Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, an Underlying Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

     INTEREST RATE RISK - The value of a debt security is affected by changes in interest rates. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) to fall.

     The concept of duration is useful in assessing the sensitivity of a fixed income fund to interest rate movements, which are usually the main source of risk for most fixed-income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher the duration, the more volatile the security.

     Debt securities have a stated maturity date when the issuer must repay the principal amount of the bond. Some debt securities, known as callable bonds, may repay the principal earlier than the stated maturity date. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate.

     CREDIT RISK -- The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

     High yield, or "junk," bonds are highly speculative securities that are usually issued by smaller less credit worthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business conditions of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause an Underlying Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

     PREPAYMENT AND EXTENSION RISK -- Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with corporate-backed, mortgage-backed and asset-backed securities. If a security is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, an Underlying Fund may not be able to invest the proceeds in securities providing as high a level of income, resulting in a reduced yield to the Underlying Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases. An Underlying Fund may be unable to capitalize on securities with higher interest rates or wider spreads because the Underlying Fund's investments are locked in at a lower rate for a longer period of time.

     DERIVATIVES RISK -- An Underlying Fund's use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Underlying Fund's share price and may also cause the Underlying Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Liquidity risk is the risk that the derivative may be difficult or impossible to sell at the time and the price that the Underlying Fund would like, which may cause the Underlying Fund to have to lower the selling price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on the Underlying Fund's management or performance. An Underlying Fund's use of forwards and swaps is also subject to credit risk and valuation risk. Credit risk is described above. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these risks could cause an Underlying Fund to lose more than the principal amount invested in a derivative instrument.

MANAGEMENT RISK -- The risk that the investment techniques and risk analyses applied by the Adviser will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to the Adviser and the individual portfolio managers in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 and 5 years and since inception compare with those of a broad measure of market performance.

Prior to [date], 2014, the Fund employed a different investment strategy. Therefore, the past performance shown below may have differed had the Fund's current investment strategy been in effect. The Fund commenced operations after succeeding to the assets and operations of a common fund that was managed by Frost Bank (the "Predecessor Fund"). The performance information provided includes the returns of the Predecessor Fund for periods prior to June 30, 2008 and has been adjusted to reflect expenses for Institutional Class Shares of the Fund. Because the Predecessor Fund was not a registered mutual fund, it was not subject to the same investment and tax restrictions as the Fund; if it had been, the Predecessor Fund's performance may have been lower. Although the Predecessor Fund commenced operations prior to the periods shown, the earliest date for which its performance can be calculated applying the relevant performance standards is July 31, 2006 ("Performance Start Date").

Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.frostbank.com or by calling 1-877-71-FROST.


                              2007           7.54%
                              2008         (24.78)%
                              2009          25.43%
                              2010          10.67%
                              2011          (1.72)%
                              2012          11.80%
                              2013          13.86%


                         BEST QUARTER      WORST QUARTER
                           13.29%            (11.43)%
                         (06/30/2009)      (12/31/2008)

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2013

This table compares the Fund's Institutional Class Shares' average annual total returns for the periods ended December 31, 2013 to appropriate broad-based indices. After-tax returns cannot be calculated for periods before the Fund's registration as a mutual fund and they are, therefore, unavailable for the 5 year and since Performance Start Date periods.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                  SINCE PERFORMANCE
                                                                                     START DATE
FROST MODERATE ALLOCATION FUND                          1 YEAR       5 YEARS         (7/31/06)
FUND RETURN BEFORE TAXES                                13.86%       11.67%            5.80%
FUND RETURN AFTER TAXES ON DISTRIBUTIONS                13.42%        N/A               N/A
FUND RETURN AFTER TAXES ON DISTRIBUTIONS AND             8.10%        N/A               N/A
SALE OF FUND SHARES
MORNINGSTAR MODERATE ALLOCATION INDEX*                  16.48%       12.83%            N/A
S&P 500 INDEX ("S&P INDEX") (REFLECTS NO                32.39%       17.94%            7.40%
DEDUCTION FOR FEES, EXPENSES, OR TAXES)*
MSCI ALL COUNTRY WORLD EX-U.S. INDEX                    15.29%       12.81%            3.89%
("MSCI INDEX") (REFLECTS NO DEDUCTION FOR FEES,
EXPENSES, OR TAXES)*
BARCLAYS U.S. AGGREGATE BOND INDEX ("BARCLAYS           (2.02)%      4.44%             5.14%
INDEX") (REFLECTS NO DEDUCTION FOR FEES, EXPENSES,
OR TAXES)*
BARCLAYS GLOBAL EX-U.S. INDEX ("BARCLAYS                (3.08)%      3.51%             4.81%
GLOBAL") (REFLECTS NO DEDUCTION FOR FEES,
EXPENSES, OR TAXES)*
BLENDED 45/15/34/6 S&P INDEX/MSCI                       15.09%       11.95%            6.38%
INDEX/BARCLAYS INDEX/BARCLAYS GLOBAL (REFLECTS
NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)*
BLENDED 48/12/40 S&P INDEX/MSCI                         15.64%       12.16%            6.49%
INDEX/BARCLAYS INDEX (REFLECTS NO DEDUCTION FOR
FEES, EXPENSES, OR TAXES)*

* As of [date], 2014, the Fund's benchmark changed from the Blended 48/12/40 S&P Index/MSCI Index/Barclays Index to the Morningstar Moderate Allocation Index and the Blended 45/15/34/6 S&P Index/MSCI Index/Barclays Index/Barclays Global in connection with the Fund's strategy change.

INVESTMENT ADVISER

Frost Investment Advisors, LLC ("Frost")

PORTFOLIO MANAGERS

Alan Tarver, CFA, Senior Fund Manager and Regional Portfolio Manager at Frost, has served on the portfolio team for the Fund since 2014.

Tom L. Stringfellow, CFA, CPA, CFP, CIC, President, CIO and Fund Co-Manager at Frost, has served on the portfolio team for the Fund since its inception in 2006.

Brad Thompson, CFA, Managing Director, Director of Research and Fund Co-Manager at Frost, has served on the portfolio team for the Fund since its inception in 2006.

R. David Telling, Jr., Fund Co-Manager at Frost, has served on the portfolio team for the Fund since 2014.

Justin Hopkins, Research Analyst and Fund Co-Manager at Frost, has served on the portfolio team for the Fund since its inception in 2006.

PURCHASE AND SALE OF FUND SHARES

To purchase shares of the Fund for the first time, you must invest at least $1,000,000 for Institutional Class Shares. The Fund reserves the right to waive the minimum initial investment amount in its sole discretion. There is no minimum for subsequent investments.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange ("NYSE") is open for business (a "Business Day") by contacting the Fund directly by mail at: Frost Funds, P.O. Box 219009, Kansas City, Missouri 64121-9009 (Express Mail Address: Frost Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, Missouri 64105) or telephone at 1-877-71-FROST.

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

MORE INFORMATION ABOUT RISK

Investing in each Fund involves risk and there is no guarantee that each Fund will achieve its goals. The judgments of the Funds' investment managers about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job a Fund's investment managers do, you could lose money on your investment in a Fund, just as you could with similar investments.

The value of your investment in a Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which it trades. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

EQUITY RISK -- Equity securities include common and preferred stocks, rights and warrants, convertible securities, depositary receipts, as well as shares of ETFs that attempt to track the price movement of equity indices. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stock holders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund's net asset value to fluctuate.

FIXED INCOME RISK-- The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. In addition to these risks, fixed income securities may be subject to credit risk, which is the possibility that an issuer will be unable or unwilling to make timely payments of either principal or interest.

FOREIGN/EMERGING MARKET SECURITY RISK -- Investments in securities of foreign companies or governments (including direct investments as well as investments through depositary receipts) can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Financial statements of foreign issuers are governed by different accounting, auditing, and financial reporting standards than the financial statements of U.S. issuers and may be less transparent and uniform than in the U.S. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from foreign securities. These risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

DERIVATIVES RISK -- An Underlying Fund's use of futures contracts, forward contracts, options and swaps is subject to derivatives risk. Derivatives are often more volatile than other investments and may magnify the Underlying Fund's gains or losses. There are various factors that affect the Underlying Fund's ability to achieve its objective with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Underlying Fund buys or sells. The Underlying Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. The lack of a liquid secondary market for a derivative may prevent the Underlying Fund from closing its derivative positions and could adversely impact its ability to achieve its objective and to realize profits or limit losses. Since derivatives may be purchased for a fraction of their value, a relatively small price movement in a derivative may result in an immediate and substantial loss or gain to the Underlying Fund. Derivatives are often more volatile than other investments and the Underlying Fund may lose more in a derivative than it originally invested in it. Additionally, some derivative instruments are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations.

     FUTURES CONTRACTS -- Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset at a specified future time and at a specified price. The risks of futures include: (i) leverage risk; (ii) correlation risk and
     (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, an Underlying Fund may experience losses that exceed losses experienced by funds that do not use futures contracts. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge.

     Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being substituted or hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a security substitute or as a hedging vehicle will depend, in part, on the degree of correlation between price movements in the futures and price movements in underlying securities or assets. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading.

     Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, an Underlying Fund may be unable to close out its futures contracts at a time that is advantageous. The successful use of futures depends upon a variety of factors, particularly the ability of the investment adviser to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.

     FORWARD CONTRACTS -- A forward contract involves a negotiated obligation to purchase or sell a specific security or currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular security or currency for an Underlying Fund's account. Risks associated with forwards may include: (i) an imperfect correlation between the movement in prices of forward contracts and the securities or currencies underlying them; (ii) an illiquid market for forwards; (iii) difficulty in obtaining an accurate value for the forwards; and (iv) the risk that the counterparty to the forward contract will default or otherwise fail to honor its obligation. Because forwards require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage.

     OPTIONS -- Options involve the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying security for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so that the investor loses its premium. Selling options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security rather than only the premium payment received (which could result in a potentially unlimited loss). Over-the-counter options also involve counterparty solvency risk.

     SWAPS -- In a swap transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the "notional amount" of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged and are subject to counterparty risk, credit risk and valuation risk. Swaps may also be considered illiquid. It may not be possible for an Underlying Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

MORE INFORMATION ABOUT FUND INVESTMENTS

The Fund's investment objective of total return consistent with its asset allocation strategy may be changed without shareholder approval.

The investments and strategies described in this Prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in money market instruments or other cash equivalents that would not ordinarily be consistent with its investment objectives. If the Fund invests in this manner, it may not achieve its investment objective. The Fund will do so only if the Fund's investment managers believe that the risk of loss outweighs the opportunity for the Fund to achieve its investment objective.

This Prospectus describes the Fund's principal investment strategies, and the Fund will normally invest in the types of investments described in this Prospectus. In addition to the securities and other investments and strategies described in this Prospectus, the Fund also may invest, to a lesser extent, in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategies. These investments and strategies, as well as those described in the Prospectus, are described in detail in the Fund's Statement of Additional Information ("SAI") (for information on how to obtain a copy of the SAI, see the back cover of this Prospectus). Of course, there is no guarantee that the Fund will achieve its investment goals.

The Fund defines non-U.S. or foreign securities as securities issued by companies incorporated outside of the United States that do not maintain a headquarters or primary operation within the United States.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Fund's policy and procedures with respect to the circumstances under which the Fund discloses its portfolio holdings is available in the SAI.

INVESTMENT ADVISER

Frost Investment Advisors, LLC (the "Adviser"), a Delaware limited liability corporation formed in 2007, serves as the investment adviser to the Fund. The Adviser is a wholly owned non-banking subsidiary of Frost Bank. The Adviser's principal place of business is located at 100 West Houston Street, 15th Floor, P.O. Box 2509, San Antonio, Texas, 78299-2509. As of December 31, 2013, the Adviser had approximately $9.9 billion in assets under management.

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Board of Trustees of the Trust (the "Board") supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates based on the average daily net assets of the Fund:

--------------------------------------------------------------------------------
    FUND                                               ADVISORY FEE RATE
--------------------------------------------------------------------------------
    Frost Moderate Allocation Fund                         0.15%(1)
--------------------------------------------------------------------------------
(1)   Prior to [date], 2014, the Advisory Fee was 0.70%.

The Adviser has contractually agreed to reduce its fees and/or reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses (collectively, "excluded expenses")) from exceeding certain levels as set forth below until November 30, 2015 ("Contractual Expense Limitation"). This agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on November 30, 2015.

--------------------------------------------------------------------------------
    FUND                                CONTRACTUAL EXPENSE LIMITATION
--------------------------------------------------------------------------------
    Frost Moderate Allocation Fund                1.35%(1)
--------------------------------------------------------------------------------
(1)   Prior to [date], 2014, the expense limitation was voluntary.

If at any point total annual Fund operating expenses (not including excluded expenses) are below the Contractual Expense Limitation, the Adviser may receive from the Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the Contractual Expense Limitation set forth above to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement (or any prior agreement) was in place.

For the fiscal year ended July 31, 2013, the Adviser received advisory fees (after fee reductions) as a percentage of average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
FUND                                          ADVISORY FEES PAID
--------------------------------------------------------------------------------
Frost Moderate Allocation Fund                       0.25%
--------------------------------------------------------------------------------

A discussion regarding the basis for the Board's approval of the investment advisory contract with the Adviser will be available in the Fund's Semi-Annual Report to Shareholders dated January 31, 2014, which will cover the period from August 1, 2013 to January 31, 2014.

PORTFOLIO MANAGERS

Alan Tarver, CFA, Regional Portfolio Manager at Frost, serves as Senior Fund Manager of the Frost Moderate Allocation Fund. Mr. Tarver is jointly and primarily responsible for the day-to-day management of the Frost Moderate Allocation Fund. Mr. Tarver joined Frost Bank, the parent company of the Adviser, in 2002. He received a bachelor of arts degree in economics from the University of Texas at Austin, a master's of international management from Thunderbird and a master's of business administration in finance from Arizona State University. Mr. Tarver is a holder of the right to use the Chartered Financial Analyst (CFA[R]) designation and is a member of the CFA institute.

Tom L. Stringfellow, CFA, CFP, CPA, CIC, President and CIO at Frost, serves as Fund Co-Manager of the Frost Moderate Allocation Fund. Mr. Stringfellow is jointly and primarily responsible for the day-to-day management of the Frost Moderate Allocation Fund. Mr. Stringfellow joined Frost Bank, the parent company of the Adviser, in 1980. He received a bachelor's of arts degree in business administration from Southwest Texas State University, a masters of arts degree in economics from St. Mary's University and a masters of business administration degree from Texas A&M University - Corpus Christi. Mr. Stringfellow is a holder of the right to use the Chartered Financial Analyst (CFA(R)) designation and is a member of the CFA institute.

Brad Thompson, CFA, Managing Director and Director of Research at Frost, serves as Fund Co-Manager of the Frost Moderate Allocation Fund. Mr. Thompson is jointly and primarily responsible for the day-today management of the Frost Moderate Allocation Fund. Mr. Thompson joined Frost Bank, the parent company of the Adviser, in 2002. Prior to joining Frost Bank, Mr. Thompson was a senior analyst with Assante Asset Management in Canada and Assante Global Advisors in Los Angeles. He received the degrees of master of commerce with honours (finance), from the University of Melbourne; bachelor of commerce with honours (finance), and bachelor of commerce and economics from the University of Tasmania at Hobart, Australia. Mr. Thompson is a holder of the right to use the Chartered Financial Analyst (CFA[R]) designation and is a member of the CFA Institute.

R. David Telling, Jr., Fund Co-Manager at Frost, is jointly and primarily responsible for the day-to-day management of the Frost Moderate Allocation Fund. Mr. Telling joined the Adviser in 2010. Mr. Telling previously worked for Frost Investment Services in 2009. Prior to joining the Frost organization, Mr. Telling founded and operated Telling & Company, LLC, a registered investment adviser catering to high net worth clients. From 1987 to 2007, he was employed by Merrill Lynch where he served as First Vice President and Portfolio Manager in the Personal Investment Advisory Service. Mr. Telling received a bachelor's degree in economics from the University of South Florida, attended the Thomas
M. Cooley Law School and is currently a candidate in the Chartered Alternative Investment Analyst program.

Justin Hopkins, Research Analyst at Frost, serves as Fund Co-Manager of the Frost Moderate Allocation Fund. Mr. Hopkins is jointly and primarily responsible for the day-to-day management of the Frost Moderate Allocation Fund. Mr. Hopkins joined Frost Bank, the parent company of the Adviser, in 2007. Prior to joining Frost Bank, Mr. Hopkins served as a representative support specialist at National Financial Partners from 2006 to 2007 and as a mutual fund analyst, intern, part-time at Frost Bank from 2004 to 2006 and full time student from 2002 to 2006. He received a bachelor's degree in applied arts and sciences and a master's degree in business administration from Texas State University.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund shares.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Institutional Class Shares of the Fund.

Institutional Class Shares are for individual and institutional investors.

For information regarding the federal income tax consequences of transactions in shares of the Fund, including information about cost basis reporting, see "Taxes."

HOW TO PURCHASE FUND SHARES

All investments must be made by check, wire or ACH. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.

The Fund reserves the right to reject any specific purchase order for any reason. The Fund is not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on excessive trading, see "Excessive Trading Policies and Procedures."

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

BY MAIL

You can open an account with the Fund by sending a check and your account application to the address below. You can add to an existing account by sending the Fund a check and, if possible, the "Invest by Mail" stub that accompanies your statement. Be sure your check identifies clearly your name, your account number, the Fund name and the share class.

REGULAR MAIL ADDRESS

Frost Funds
P.O. Box 219009
Kansas City, MO 64121-9009

EXPRESS MAIL ADDRESS

Frost Funds
c/o DST Systems, Inc.
430 West 7th Street
Kansas City, MO 64105

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of purchase orders does not constitute receipt by the Fund's transfer agent. The share price used to fill the purchase order is the next price calculated by the Fund after the Fund's transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

BY WIRE

To open an account by wire, call 1-877-71-FROST for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name, the share class and your account number).

WIRING INSTRUCTIONS

UMB Bank, N.A.
ABA # 101000695
Frost Funds
DDA Acct. # 9871063178
Ref: Fund name/account number/account name/share class

PURCHASES IN-KIND

Subject to the approval of the Fund, an investor may purchase shares of the Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Fund reserves the right to amend or terminate this practice at any time.

MINIMUM INVESTMENTS

You can open an account with the Fund with a minimum initial investment of $1,000,000 for Institutional Class Shares. There is no minimum for subsequent investments. The Fund reserves the right to waive the minimum investment amounts in its sole discretion.

HOW TO REDEEM FUND SHARES

The sale price will be the NAV per share next determined after the Fund receives your request in proper form.

BY MAIL

To redeem shares by mail, you may contact the Fund directly at: Frost Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Frost Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105). Please send a letter to the Fund signed by all registered parties on the account specifying:

     o    The Fund name;
     o    The share class;
     o    The account number;
     o    The dollar amount or number of shares you wish to redeem;
     o    The account name(s); and
     o    The address to which redemption (sale) proceeds should be sent.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of sell orders does not constitute receipt by the Fund's transfer agent. The share price used to fill the sell order is the next price calculated by the Fund after the Fund's transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

All registered shareholders must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.

Certain redemption requests will require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program. For example, signature guarantees may be required if your address of record has changed in the last 30 days, you want the proceeds sent to a bank other than the bank of record on your account, or if you ask that the proceeds be sent to a different person or address. Please note that a notary public is not an acceptable provider of a signature guarantee and that we must be provided with the original guarantee. Signature guarantees are for the protection of our shareholders. Before it grants a redemption request, the Fund may require a shareholder to furnish additional legal documents to insure proper authorization.

Accounts held by a corporation, trust, fiduciary or partnership, may require additional documentation along with a signature guaranteed letter of instruction. The Fund participates in the Paperless Legal Program (the "Program"), which eliminates the need for accompanying paper documentation on legal securities transfers. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation. Please contact Shareholder Services at 1-877-71-FROST for more information.

BY TELEPHONE

You must first establish the telephone redemption privilege (and, if desired, the wire and/or ACH redemption privilege) by completing the appropriate sections of the account application. Call 1-877-71-FROST to redeem your shares. Based on your instructions, the Fund will mail your proceeds to you or send them to your bank via wire or Automated Clearing House ("ACH").

EXCHANGING SHARES

At no charge, you may exchange Institutional Class Shares of the Fund for Institutional Class Shares of another fund in the Frost Funds complex by writing to or calling the Fund. At no charge, you may also convert Institutional Class shares of the Fund directly to Class A shares of the Fund, where offered, by writing to or calling the Fund, subject to the fees and expenses of Class A shares, and provided that you meet the eligibility requirements applicable to investing in Class A shares, as set forth in the Class A shares prospectus. You may only exchange or convert shares between accounts with identical registrations (I.E., the same names and addresses).

The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Fund. For more information about the Fund's policy on excessive trading, see "Excessive Trading Policies and Procedures."

TRANSACTION POLICIES

CALCULATING YOUR SHARE PRICE

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

You may buy or sell shares of the Fund on any Business Day. Requests to buy and sell shares of the Fund are processed at the NAV next computed after the Fund receives and accepts your order. The Fund calculates NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern
Time). To receive the NAV on any given day, the Fund or an authorized institution must receive your order in proper form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper Medallion signature guarantees, IRA rollover forms, etc.) before the close of trading on the NYSE that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following Business Day if the NYSE is open for trading that day. If the NYSE closes early -- such as on days in advance of certain generally observed holidays -- the Fund reserves the right to calculate NAV as of the earlier closing time. Shares will not be priced on days that the NYSE is closed for trading, including nationally observed holidays. Since securities that are traded on foreign exchanges may trade on days when the NYSE is closed, the value of the Fund may change on days when you are unable to purchase or redeem shares.

The Fund calculates its NAV by adding the total value of its assets, subtracting its liabilities and then dividing the result by the number of shares outstanding. In calculating NAV, the Fund generally values its investment portfolios at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board of Trustees (the "Board"). The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.


The respective prospectuses for the Underlying Funds in which the Fund invests explain the circumstances in which those Funds will use fair value pricing and the effect of fair value pricing.

Redeemable securities issued by open-end investment companies are valued at the investment company's applicable NAV.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

In addition to being able to buy and sell Fund shares directly from the Fund through its transfer agent, you may also buy or sell shares of the Fund through accounts with financial intermediaries such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from the Fund), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Fund prior to the time the Fund calculates its NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution (defined below), orders transmitted by the financial intermediary and received by the Fund after the time NAV is calculated for a particular day will receive the following day's NAV.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Funds with respect to the receipt of purchase and redemption orders for Fund shares ("authorized institutions"). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution's designee, receives the order. Orders will be priced at a Fund's net asset value next computed after they are received by an authorized institution or an authorized institution's designee. To determine whether your financial intermediary is an authorized institution or an authorized institution's designee such that it may act as agent on behalf of a Fund with respect to purchase and redemption orders for Fund shares, you should contact them directly.

If you deal directly with a financial intermediary, you will have to follow their procedures for transacting with the Fund. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your authorized institution directly.

PAYMENT OF REDEMPTION PROCEEDS

Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (may be subject to a $15 fee). The Fund will pay for all shares redeemed within seven days after it receives a redemption request in proper form, meaning that it is complete, contains all necessary information, and has all supporting documentation (such as proper Medallion signature guarantees, IRA rollover forms, etc.). The Fund may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Medallion signature guarantees are for the protection of shareholders. Before it grants a redemption request, the Fund may require a shareholder to furnish additional legal documents to insure proper authorization. If you redeem shares that were recently purchased by check or through ACH, you will not receive your redemption proceeds until the check has cleared or the ACH transaction has been completed, which may take up to 15 days from the purchase date.

REDEMPTIONS IN-KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund's remaining shareholders, the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your account balance drops below $1,000 because of redemptions, you may be required to sell your shares. The Fund will provide you at least 30 days' written notice to give you time to add to your account and avoid the need to sell your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in the SAI.

TELEPHONE TRANSACTIONS


Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine. If you or your financial intermediary transact with the Fund over the telephone, you will generally bear the risk of any loss.

SHAREHOLDER SERVICING ARRANGEMENTS

The Fund may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

The Fund generally pays financial intermediaries a fee that is based on the assets of the Fund that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request. The Fund does not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Fund, the Adviser or their affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES

From time to time, the Adviser and/or its affiliates, at their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (E.G., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with "shelf space," placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by the U.S. Securities and Exchange Commission ("SEC") and Financial Industry Regulatory Authority ("FINRA") rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" in the Fund's SAI.

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or price of the Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

OTHER POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

In addition, because the Fund indirectly invests in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than funds investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of their Fund's shares if the price of the Fund's foreign securities do not reflect their fair value. Although the Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage. For more information on how the Fund uses fair value pricing, see "Calculating Your Share Price."

The Fund's service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this Prospectus and approved by the Fund's Board of Trustees. For purposes of applying these policies, the Fund's service providers may consider the trading history of accounts under common ownership or control. The Fund's policies and procedures include the following:

     o Shareholders are restricted from making more than five "round trips," including exchanges into or out of the Fund, per calendar year. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase or exchange orders. The Fund defines a round trip as a purchase or exchange into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

     o The Fund reserves the right to reject any purchase or exchange request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or its Adviser/Sub-Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. The Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. In accordance with Rule 22c-2 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund has entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Fund's market-timing policy; (2) furnish the Fund, upon its request, with information regarding customer trading activities in shares of the Fund; and (3) enforce the Fund's market-timing policy with respect to customers identified by the Fund as having engaged in market timing. When information regarding transactions in the Fund's shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV per share.

However, the Fund reserves the right to close or liquidate your account at the NAV next determined and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

DIVIDENDS AND DISTRIBUTIONS

Normally, the Fund distributes its net investment income, if any, quarterly and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

The Fund will automatically reinvest dividends and distributions in additional shares of the Fund, unless you elect on your account application to receive them in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. The following is a summary of the federal income tax consequences of investing in the Fund. This summary does not apply to shares held in an individual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. This summary is based on current tax laws, which may change.

The Fund intends to qualify as a regulated investment company ("RIC") as defined in Section 851 of the Internal Revenue Code of 1986, as amended. The Fund intends to monitor its investments to ensure that it will satisfy the qualification tests as a RIC, including the qualifying income test. See the SAI for more information regarding the RIC qualification tests.

The Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Capital gains distributions and distributions that are designated by the Fund as qualified dividend income are generally taxable at the rates applicable to long-term capital gains. Distributions received by the Fund from an investment in another fund taxable as a RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received and designated as such by the other fund. Once a year the Fund will send you a statement showing the types and total amount of distributions you received during the previous year.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors. Call 1-877-71-FROST to find out when the Fund expects to make a distribution to shareholders.

Each sale of shares of the Fund may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale. A sale may result in a capital gain or loss to you. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale. The gain or loss generally will be treated as short term if you held the shares 12 months or less, long term if you held the shares for longer.

Effective beginning January 1, 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a new 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of the Fund).

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in Government National Mortgage Association ("Ginnie Mae") or Federal National Mortgage Association ("Fannie Mae") securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

The Fund (or its administrative agent) must report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, the Fund is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, the Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the Fund will use the average basis method as the default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them.

To the extent that the Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. The Fund may elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. Foreign tax credits, if any, received by the Fund as a result of an investment in another RIC (including an ETF which is taxable as a RIC) will not be passed through to you unless the Fund qualifies as a "qualified fund of funds" in which at least 50% of the value of the Fund's total assets (at the close of each quarter of the Fund's taxable year) is represented by interests in other RICs. The Fund will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about the Fund. The information is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Some of this information reflects financial information for a single Institutional Class share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. The information provided below has been audited by [XX], independent registered public accounting firm for the Fund. The financial statements and the unqualified opinion of [XX] are included in the 2013 Annual Report of the Fund, which is available upon request by calling 1-877-71-FROST.

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FOR THE PERIODS ENDED JULY 31,

------------------------------------------------------------------------------------------------------------------------------------
                                    NET
                                  REALIZED
            NET                     AND
           ASSET       NET      UNREALIZED                 DIVIDENDS    DISTRIBUTIONS
           VALUE,   INVESTMENT     GAINS         TOTAL      FROM NET        FROM             TOTAL         NET ASSET
         BEGINNING    INCOME    (LOSSES) ON      FROM      INVESTMENT     REALIZED         DIVIDENDS &    VALUE, END    TOTAL
          OF YEAR       (1)     INVESTMENTS   OPERATIONS     INCOME         GAINS         DISTRIBUTIONS     OF YEAR     RETURN+
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
MODERATE ALLOCATION FUND
------------------------------------------------------------------------------------------------------------------------------------
2013     $   10.55  $     0.19  $      0.98  $      1.17   $    (0.24)  $          --     $       (0.24)  $    11.48     11.17%
2012         10.49        0.19         0.06         0.25        (0.19)             --             (0.19)       10.55      2.49
2011          9.54        0.14         1.05         1.19        (0.24)             --             (0.24)       10.49     12.49
2010          8.67        0.16         0.87         1.03        (0.16)             --             (0.16)        9.54     11.88
2009          9.76        0.32        (1.11)       (0.79)       (0.30)             --             (0.30)        8.67     (7.66)
------------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------
                                      RATIO OF
                                      EXPENSES
                                     TO AVERAGE
                                    NET ASSETS    RATIO OF NET
         NET ASSETS     RATIO OF     (EXCLUDING    INVESTMENT
           END OF       EXPENSES    WAIVERS AND       INCOME      PORTFOLIO
            YEAR       TO AVERAGE    FEES PAID     TO AVERAGE     TURNOVER
            (000)      NET ASSETS   INDIRECTLY)    NET ASSETS       RATE
----------------------------------------------------------------------------
----------------------------------------------------------------------------
MODERATE ALLOCATION FUND
----------------------------------------------------------------------------
2013     $    4,175          1.35%         1.80%          1.72%          19%
2012          3,925          1.35          1.77           1.84           18
2011          4,399          1.30          1.39           1.34           21
2010         12,976          1.24          1.30           1.71           38
2009         12,038          1.18          1.23           3.94           33
----------------------------------------------------------------------------



+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TOTAL RETURN FIGURES DO NOT INCLUDE APPLICABLE SALES LOADS. TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN WAIVED AND ASSUMED BY THE ADVISER DURING THE PERIOD.

(1)  PER SHARE DATA CALCULATED USING THE AVERAGE SHARES METHOD.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

                       THE ADVISORS' INNER CIRCLE FUND II
                                  FROST FUNDS

INVESTMENT ADVISER

Frost Investment Advisors, LLC
100 West Houston Street, 15th Floor
P.O. Box 2509
San Antonio, Texas 78299-2509

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

MORE INFORMATION ABOUT THE FUND IS AVAILABLE, WITHOUT CHARGE, THROUGH THE
FOLLOWING:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI, dated [XX], 2014, includes detailed information about the Fund and The Advisors' Inner Circle Fund II. The SAI is on file with the SEC and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS: These reports contain information from the Fund's portfolio managers about investment strategies, recent market conditions and trends and their impact on Fund performance. The reports also contain more information about the Fund's holdings and detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT OR MORE INFORMATION:

BY TELEPHONE: 1-877-71-FROST (1-877-713-7678)

BY MAIL: Frost Funds
         P.O. Box 219009
         Kansas City, MO 64121-9009

BY INTERNET: www.frostbank.com

FROM THE SEC: You can also obtain the SAI, as well as other information about The Advisors' Inner Circle Fund II, from the EDGAR Database on the SEC's website at: HTTP://WWW.SEC.GOV. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address:
PUBLICINFO@SEC.GOV.

THE ADVISORS' INNER CIRCLE FUND II'S INVESTMENT COMPANY ACT REGISTRATION NUMBER IS 811-07102.

                                                                [Inventory Code]

                      STATEMENT OF ADDITIONAL INFORMATION

                            FROST GROWTH EQUITY FUND
                      (Institutional Class Shares: FICEX)
                            (Class A Shares: FACEX)

      FROST VALUE EQUITY FUND (formerly Frost Dividend Value Equity Fund)
                      (Institutional Class Shares: FIDVX)
                            (Class A Shares: FADVX)

                 FROST KEMPNER MULTI-CAP DEEP VALUE EQUITY FUND
                      (Institutional Class Shares: FIKDX)
                            (Class A Shares: FAKDX)

                           FROST MID CAP EQUITY FUND
                      (Institutional Class Shares: FIKSX)
                            (Class A Shares: FAKSX)

                          FROST SMALL CAP EQUITY FUND
                      (Institutional Class Shares: FIHSX)
                            (Class A Shares: FAHMX)

                        FROST INTERNATIONAL EQUITY FUND
                      (Institutional Class Shares: FITNX)
                            (Class A Shares: FANTX)

                          FROST NATURAL RESOURCES FUND
                      (Institutional Class Shares: FNRFX)
                            (Class A Shares: FNATX)

                  FROST CINQUE LARGE CAP BUY-WRITE EQUITY FUND
                      (Institutional Class Shares: FCBWX)
                            (Class A Shares: FCAWX)

                       FROST CONSERVATIVE ALLOCATION FUND
                  (formerly Frost Diversified Strategies Fund)
                            (Class A Shares: FDSFX)

                       FROST MODERATE ALLOCATION FUND
                  (formerly Frost Strategic Balanced Fund)
                     (Institutional Class Shares: FIBTX)
                            (Class A Shares: FASTX)

                          FROST TOTAL RETURN BOND FUND
                      (Institutional Class Shares: FIJEX)
                            (Class A Shares: FATRX)

                               FROST CREDIT FUND
                      (Institutional Class Shares: FCFIX)
                            (Class A Shares: FCFAX)

                          FROST LOW DURATION BOND FUND
                      (Institutional Class Shares: FILDX)
                            (Class A Shares: FADLX)

                           FROST MUNICIPAL BOND FUND
                      (Institutional Class Shares: FIMUX)
                            (Class A Shares: FAUMX)

                     FROST KEMPNER TREASURY AND INCOME FUND
                      (Institutional Class Shares: FIKTX)

              EACH, A SERIES OF THE ADVISORS' INNER CIRCLE FUND II
                                  [DATE], 2014

                              INVESTMENT ADVISER:
                         FROST INVESTMENT ADVISORS, LLC

This Statement of Additional Information ("SAI") is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund II (the "Trust") and the Frost Growth Equity Fund, the Frost Value Equity Fund, the Frost Kempner Multi-Cap Deep Value Equity Fund, the Frost Mid Cap Equity Fund, the Frost Small Cap Equity Fund, the Frost International Equity Fund, the Frost Natural Resources Fund, the Frost Cinque Large Cap Buy-Write Equity Fund, the Frost Conservative Allocation Fund, the Frost Moderate Allocation Fund, the Frost Total Return Bond Fund, the Frost Credit Fund, the Frost Low Duration Bond Fund, the Frost Municipal Bond Fund, and the Frost Kempner Treasury and Income Fund (each, a "Fund" and collectively, the "Funds"). This SAI is incorporated by reference into and should be read in conjunction with the Prospectuses dated [date], 2014. Capitalized terms not defined herein are defined in the Prospectuses. The Funds' financial statements and financial highlights including notes thereto, and the report of [XX] for the fiscal year ended July 31, 2013 are contained in the 2013 Annual Report to Shareholders and are incorporated by reference into and are deemed to be part of this SAI. A copy of the Funds' 2013 Annual Report to Shareholders accompanies the delivery of this SAI. A Prospectus or Annual Report may be obtained by writing the Trust at P.O. Box 219009, Kansas City, Missouri 64121-9009 or calling toll-free 1-877-71-FROST (1-877-713-7678).

                               TABLE OF CONTENTS

THE TRUST ................................................................ S-XX
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND
     POLICIES ............................................................ S-XX
DESCRIPTION OF PERMITTED INVESTMENTS ..................................... S-XX
INVESTMENT LIMITATIONS                                                     S-XX
THE ADVISER AND SUB-ADVISERS ............................................. S-XX
PORTFOLIO MANAGERS ....................................................... S-XX
THE ADMINISTRATOR ........................................................ S-XX
THE DISTRIBUTOR .......................................................... S-XX
PAYMENTS TO FINANCIAL INTERMEDIARIES ..................................... S-XX
THE TRANSFER AGENT ....................................................... S-XX
THE CUSTODIAN ............................................................ S-XX
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ............................ S-XX
LEGAL COUNSEL ............................................................ S-XX
TRUSTEES AND OFFICERS OF THE TRUST ....................................... S-XX
PURCHASING AND REDEEMING SHARES .......................................... S-XX
DETERMINATION OF NET ASSET VALUE ......................................... S-XX
TAXES .................................................................... S-XX
FUND TRANSACTIONS ........................................................ S-XX
PORTFOLIO HOLDINGS ....................................................... S-XX
DESCRIPTION OF SHARES .................................................... S-XX
SHAREHOLDER LIABILITY .................................................... S-XX
LIMITATION OF TRUSTEES' LIABILITY ........................................ S-XX
PROXY VOTING ............................................................. S-XX
CODES OF ETHICS .......................................................... S-XX
5% AND 25% SHAREHOLDERS .................................................. S-XX
APPENDIX A -- DESCRIPTION OF RATINGS ..................................... A-1
APPENDIX B -- PROXY VOTING POLICIES AND PROCEDURES ....................... B-1

                                                                    [Date], 2014
                                                                [Inventory Code]

THE TRUST

GENERAL. Each Fund is a separate series of the Trust. The Trust is an open-end investment management company established under Massachusetts law as a Massachusetts voluntary association (commonly known as a business trust) under a Declaration of Trust dated July 24, 1992, as amended and restated February 18, 2004 and August 10, 2004 and amended May 15, 2012. Prior to August 10, 2004, the Trust's name was The Arbor Fund. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to any liabilities related thereto. Each Fund of the Trust pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing, insurance expenses, brokerage costs, interest charges, taxes and organization expenses; and (ii) pro rata share of the Fund's other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate Statements of Additional Information.

DESCRIPTION OF MULTIPLE CLASSES OF SHARES. The Trust is authorized to offer shares of the Funds, except for the Frost Conservative Allocation Fund, in Institutional Class Shares and Class A Shares; however, Class A Shares of the Frost Kempner Treasury and Income Fund are currently not available for purchase and Institutional Class Shares of the Frost Moderate Allocation Fund are currently closed to new investors. The Trust is authorized to offer shares of the Frost Conservative Allocation Fund in Class A Shares only. The different classes provide for variations in sales charges, certain distribution expenses and minimum investment requirements. Minimum investment requirements and investor eligibility are described in the prospectuses. The Trust reserves the right to create and issue additional classes of shares. For more information on distribution expenses, see "The Distributor" section in this SAI.

HISTORY OF CERTAIN FUNDS. Each Fund, except for the Frost Mid Cap Equity Fund, the Frost Natural Resources Fund, the Frost Cinque Large Cap Buy-Write Equity Fund, the Frost Conservative Allocation Fund, and the Frost Credit Fund, is a successor to a collective investment trust and/or one or more common trust funds (each, a "Predecessor Fund" and collectively, the "Predecessor Funds") of Frost Bank formed in San Antonio, Texas. As a result of the conversion from a collective investment trust and/or common trust funds, the Funds assumed all assets and liabilities of the Predecessor Funds. The Predecessor Funds were managed by Frost Bank using substantially the same investment objectives, strategies, policies and restrictions as those used by the Funds. Each of the Predecessor Funds reorganized into the Trust in 2008. A substantial portion of the assets of each Predecessor Fund was transferred to its successor in connection with the Funds' commencement of operations.

VOTING RIGHTS. Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. Each Fund will vote separately on matters relating solely to it. As a Massachusetts voluntary association, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate one or more Funds without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board of Trustees.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Any series of the Trust created on or after February 18, 2004 may reorganize or merge with one or more other series of the Trust or of another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the Trustees then in office and, to the extent permitted by applicable law and the Declaration of Trust, without the approval of shareholders of any series.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES

Each Fund's investment objective(s) and principal investment strategies are described in the Funds' prospectuses. Each Fund is classified as a "diversified" investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The following information supplements, and should be read in conjunction with, the prospectuses. For a description of certain permitted investments discussed below, see the "Description of Permitted Investments" section in this SAI.

PORTFOLIO TURNOVER RATE. Portfolio turnover rate is defined under the U.S. Securities and Exchange Commission (the "SEC") rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover may include futures contracts in which the Funds may invest since such contracts generally have remaining maturities of less than one year. The Funds may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover. For the fiscal years ended July 31, 2012 and 2013, the portfolio turnover rates for each Fund were as follows:

--------------------------------------------------------------------------------
FUND                                                     2012             2013
--------------------------------------------------------------------------------
Frost Growth Equity Fund                                 46%              32%
--------------------------------------------------------------------------------
Frost Value Equity Fund                                  90%              77%
--------------------------------------------------------------------------------
Frost Kempner Multi-Cap Deep Value Equity Fund           24%              18%
--------------------------------------------------------------------------------
Frost Mid Cap Equity Fund                                108%             118%
--------------------------------------------------------------------------------
Frost Small Cap Equity Fund                              113%             106%
--------------------------------------------------------------------------------
Frost International Equity Fund                          20%              50%(4)
--------------------------------------------------------------------------------
Frost Natural Resources Fund                             49%(2)           41%
--------------------------------------------------------------------------------
Frost Cinque Large Cap Buy-Write Equity Fund             N/A(1)           16%(3)
--------------------------------------------------------------------------------
Frost Conservative Allocation Fund                      150%              98%
--------------------------------------------------------------------------------
Frost Moderate Allocation Fund                           18%              19%
--------------------------------------------------------------------------------
Frost Total Return Bond Fund                             61%              53%
--------------------------------------------------------------------------------
Frost Credit Fund                                        N/A(1)           57%(3)
--------------------------------------------------------------------------------
Frost Low Duration Bond Fund                             73%              85%
--------------------------------------------------------------------------------
Frost Municipal Bond Fund                                8%               10%
--------------------------------------------------------------------------------
Frost Kempner Treasury And Income Fund                   0%               0%
--------------------------------------------------------------------------------

1    Not in operation during the period.

2 Represents the period from September 27, 2011 (commencement of Fund operations) to July 31, 2012.

3 Represents the period from December 3, 2012 (commencement of Fund operations) to July 31, 2013.

4 The portfolio turnover rate of the Frost International Equity Fund was higher during the fiscal period ended July 31, 2013 due to changes in the investment environment.

DESCRIPTION OF PERMITTED INVESTMENTS

The following are descriptions of the permitted investments and investment practices of the Funds and the associated risk factors. Each Fund may invest in any of the following instruments or engage in any of the following investment practices unless such investment or activity is inconsistent with or is not permitted by that Fund's stated investment policies, including those stated below.

EQUITY SECURITIES

TYPES OF EQUITY SECURITIES:

COMMON STOCKS -- Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company's board of directors.

PREFERRED STOCKS -- Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

CONVERTIBLE SECURITIES -- Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at the Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (I.E., its value as a fixed income security) or its "conversion value" (I.E., its value upon conversion into its underlying common stock).

Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

A synthetic convertible security is a combination investment in which the Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because the Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with the Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and each Fund's investment managers takes such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, the Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or a different issuer. If the Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

RIGHTS AND WARRANTS -- A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

MASTER LIMITED PARTNERSHIPS -- Master Limited Partnerships ("MLPs") are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the "Code"). These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP's operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount ("minimum quarterly distributions" or "MQD"). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership's cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

General partner interests of MLPs are typically retained by an MLP's original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors such as us. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder's investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. These interests themselves are not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP's aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights ("IDRs"), which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

REAL ESTATE INVESTMENT TRUSTS -- A Real Estate Investment Trust (a "REIT") is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities;

derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 95% or more of its otherwise taxable income to shareholders.

REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Underlying ETF invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Underlying ETF's investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

EXCHANGE-TRADED FUNDS -- The Funds may invest in exchange-traded funds. ETFs may be structured as investment companies that are registered under the 1940 Act, typically as open-end funds or unit investment trusts. These ETFs are generally based on specific domestic and foreign market securities indices. An "index-based ETF" seeks to provide investment results that match the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. An "enhanced ETF" seeks to provide investment results that match a positive or negative multiple of the performance of an underlying index. In seeking to provide such results, an ETF, in particular, an enhanced ETF, may engage in short sales of securities included in the underlying index and may invest in derivatives instruments, such as equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Alternatively, ETFs may be structured as grantor trusts or other forms of pooled investment vehicles that are not registered or regulated under the 1940 Act. These ETFs typically hold commodities, precious metals, currency or other non-securities investments. ETFs, like mutual funds, have expenses associated with their operation, such as advisory and custody fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, including the brokerage costs associated with the purchase and sale of shares of the ETF, the Fund will bear a pro rata portion of the ETF's expenses. In addition, it may be more costly to own an ETF than to directly own the securities or other investments held by the ETF because of ETF expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities or other investments held by the ETF, although lack of liquidity in the market for the shares of an ETF could result in the ETF's value being more volatile than the underlying securities or other investments.

RISKS OF INVESTING IN EQUITY SECURITIES:

GENERAL RISKS OF INVESTING IN STOCKS -- While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

     o Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

     o Factors affecting an entire industry, such as increases in production costs; and

     o Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

SMALL AND MEDIUM-SIZED COMPANIES -- Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

TECHNOLOGY COMPANIES -- Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

INITIAL PUBLIC OFFERINGS ("IPO") -- Each Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on the Fund with a small asset base. The impact of IPOs on the Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to a Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

A Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

DEBT SECURITIES

Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

TYPES OF DEBT SECURITIES:

U.S. GOVERNMENT SECURITIES - The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association ("Fannie Mae"), the Government National Mortgage Association ("Ginnie Mae"), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing

Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and the Federal Home Loan Mortgage Corporation ("Freddie Mac"), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the "Senior Preferred Stock Purchase Agreement" or "Agreement"). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury's funding commitment to increase as necessary to accommodate any cumulative reduction in net worth through the end of 2012. The unlimited support the U.S. Treasury extended to the two companies expired at the beginning of 2013 -- Fannie Mae's support is now capped at $125 billion and Freddie Mac has a limit of $149 billion.

On August 17, 2012, the U.S. Treasury announced that it was again amending the Agreement to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% annual dividend. Instead, the companies will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. It is believed that the new amendment puts Fannie Mae and Freddie Mac in a better position to service their debt because the companies no longer have to borrow from the U.S. Treasury to make fixed dividend payments. As part of the new terms, Fannie Mae and Freddie Mac also will be required to reduce their investment portfolios at an annual rate of 15 percent instead of the previous 10 percent, which puts each of them on track to cut their portfolios to a targeted $250 billion in 2018.

Fannie Mae and Freddie Mac are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. Government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.

CORPORATE BONDS -- Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

MORTGAGE-BACKED SECURITIES -- Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers and mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. Each Fund's investment managers will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

MUNICIPAL SECURITIES -- Municipal notes include, but are not limited to, general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes.

Each Fund's investment managers may purchase industrial development and pollution control bonds if the interest paid is exempt from federal income tax. These bonds are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Other types of tax-exempt instruments include floating rate notes. Investments in such floating rate instruments will normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank, and that a Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. A Fund may use the longer of the period required before the Fund is entitled to prepayment under such obligations or the period remaining until the next interest rate adjustment date for purposes of determining the maturity. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must in the Each Fund's investment managers' opinion be equivalent to the long-term bond or commercial paper ratings stated above. Each Fund's investment managers will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. Each

Fund's investment managers may purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the bond ratings in the Appendix or commercial paper ratings stated below.

Each Fund's investment managers have the authority to purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when they can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit a Fund to meet redemptions and remain as fully invested as possible in municipal securities. Each Fund reserves the right to engage in put transactions. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. Each Fund would limit its put transactions to institutions which Each Fund's investment managers believes present minimum credit risks, and each Fund's investment managers would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, the Fund would be general creditor (I.E., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying municipal securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. A Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The municipal securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, a Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that the Fund may purchase subject to a put but the amount paid directly or indirectly for puts which are not integral parts of the security as originally issued held in the Fund will not exceed 1/2 of 1% of the value of the total assets of such Fund calculated immediately after any such put is acquired. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of the Fund including such securities, the Trust will consider "maturity" to be the first date on which it has the right to demand payment from the writer of the put although the final maturity of the security is later than such date.

GENERAL CONSIDERATIONS RELATING TO STATE SPECIFIC MUNICIPAL SECURITIES -- With respect to municipal securities issued by a state and its political subdivisions, as well as certain other governmental issuers such as the Commonwealth of Puerto Rico, the Trust cannot predict what legislation, if any, may be proposed in the state's legislature in regards to the state's personal income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, if enacted, might materially adversely affect the availability of the state's municipal securities for investment by a Fund and the value of a Fund's investments.

SPECIAL CONSIDERATIONS RELATING TO TEXAS MUNICIPAL SECURITIES -- The Frost Municipal Bond Fund may invest more than 25% of its total assets in securities issued by Texas and its municipalities, and as a result are more vulnerable to unfavorable developments in Texas than funds that invest a lesser percentage of their assets in such securities. For example, important sectors of the State's economy include the oil and gas industry (including drilling, production, refining, chemicals and energy-related manufacturing) and high technology manufacturing (including computers, electronics and telecommunications equipment), along with an increasing emphasis on international trade. Each of these sectors has from time to time suffered from economic downturns. Adverse conditions in one or more of these sectors could have an adverse impact on Texas municipal securities.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- Ginnie Mae is the principal governmental guarantor of mortgage-related securities. Ginnie Mae is a wholly owned corporation of the U.S. government within the Department of Housing and Urban Development. Securities issued by Ginnie Mae are treasury securities, which means the full faith and credit of the U.S. government backs them. Ginnie Mae guarantees the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae and backed by pools of FHA-insured or VA-guaranteed mortgages. Ginnie Mae does not guarantee the market value or yield of mortgage-backed securities or the value of a Fund's shares. To buy Ginnie Mae securities, a Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

FEDERAL NATIONAL MORTGAGE ASSOCIATION -- Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. Fannie Mae is regulated by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by Fannie Mae are agency securities, which means Fannie Mae, but not the U.S. government, guarantees their timely payment of principal and interest.

FREDDIE MAC-- Freddie Mac is stockholder-owned corporation established by the U.S. Congress to create a continuous flow of funds to mortgage lenders. Freddie Mac supplies lenders with the money to make mortgages and packages the mortgages into marketable securities. The system is designed to create a stable mortgage credit system and reduce the rates paid by homebuyers. Freddie Mac, not the U.S. government, guarantees timely payment of principal and interest.

COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS AND OTHER SECONDARY MARKET ISSUERS -- Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by Ginnie Mae, Fannie Mae & Freddie Mac because they are not guaranteed by a government agency.

RISKS OF MORTGAGE-BACKED SECURITIES -- Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways, the most significant differences of mortgage-backed securities are:

     o payments of interest and principal are more frequent (usually monthly); and

     o falling interest rates generally cause individual borrowers to pay off their mortgage earlier than expected, which results in prepayments of principal on the securities, thus forcing a Fund to reinvest the money at a lower interest rate.

In addition to risks associated with changes in interest rates described in "Factors Affecting the Value of Debt Securities," a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, a Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

OTHER ASSET-BACKED SECURITIES -- These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations, but may still be subject to prepayment risk.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

A Fund may also invest in residual interests in asset-backed securities, which consists of the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS") -- CMOs are one type of mortgage-backed security, which were first introduced in the early 1980's. CMOs generally retain many of the yield and credit quality characteristics as mortgage pass-through securities, while reducing some of the disadvantages of pass-throughs. CMOs may be backed by several types of varying mortgage collateral. The most prevalent types of collateral are: U.S. agency (e.g., GNMA, FNMA, or FHLMC) guaranteed mortgage pass-through securities, non-agency guaranteed mortgage loans, and commercial mortgage loans.

Some CMOs are also characterized as a Real Estate Mortgage Investment Conduit ("REMIC"). A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

A key difference between traditional mortgage pass-through securities and CMOs is the mechanics of the principal payment process. Unlike pass-through securities, which simply pay a pro rata distribution of any principal and interest payments from the underlying mortgage collateral, CMOs are structured into multiple classes, each bearing a different stated maturity and each potentially having different credit rating levels. Each class of CMO, often referred to as a "tranche", may be issued with a specific fixed interest rate or may pay a variable interest rate, which may change monthly. Each tranche must be fully retired by its final distribution date. Generally, all classes of CMOs pay or accrue interest monthly similar to pass-through securities.

The credit risk of all CMOs are not identical and must be assessed on a security by security basis. Generally, the credit risk of CMOs are heavily dependent upon the type of collateral backing the security. For example, a CMO collateralized by U.S. agency guaranteed pass-through securities will have a different credit risk profile compared to a CMO collateralized by commercial mortgage loans. Investing in the lowest tranche of CMO or REMIC certificates often involves risk similar to those associated with investing in non-investment grade rated corporate bonds. Additionally, CMOs may at times be less liquid than a regular mortgage pass-through security.

SHORT-TERM INVESTMENTS -- To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, a Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

BANK OBLIGATIONS -- A Fund will only invest in a security issued by a commercial bank if the bank:

     o has total assets of at least $1 billion, or the equivalent in other currencies (based on the most recent publicly available information about the bank);

     o is a U.S. bank and a member of the Federal Deposit Insurance Corporation; and

     o is a foreign branch of a U.S. bank and each Fund's investment managers believe the security is of an investment quality comparable with other debt securities that the Funds may purchase.

TIME DEPOSITS -- Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. A Fund may only purchase time deposits maturing from two business days through seven calendar days.

CERTIFICATES OF DEPOSIT -- Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

BANKERS' ACCEPTANCE -- A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

COMMERCIAL PAPER -- Commercial paper is a short-term obligation with a maturity ranging from one to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. A Fund may invest in commercial paper rated A-1, A-2 or A-3 by S&P or P-1, P-2 or P-3 by Moody's or equivalent ratings of another nationally recognized statistical rating organization ("NRSRO") or, if not rated, commercial paper of equivalent quality as determined by a Fund's investment managers. See "Appendix A -- Ratings" for a description of commercial paper ratings.

YANKEE BONDS -- Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investments in these securities involve certain risks that are not typically associated with investing in domestic securities. See "Foreign Securities."

ZERO COUPON BONDS -- These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (I.E., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," a Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

EXCHANGE-TRADED NOTES -- Certain Funds may invest in exchange-traded notes. ETNs are debt obligations of investment banks which are traded on exchanges and the returns of which are linked to the performance of market indexes. In addition to trading ETNs on exchanges, investors may redeem ETNs directly with the issuer on a weekly basis, typically in a minimum amount of 50,000 units, or hold the ETNs until maturity. ETNs may be riskier than ordinary debt securities and may have no principal protection. The Fund's investment in an ETN may be influenced by many unpredictable factors, including highly volatile commodities prices, changes in supply and demand relationships, weather, agriculture, trade, changes in interest rates, and monetary and other governmental policies, action and inaction. Investing in ETNs is not equivalent to investing directly in index components or the relevant index itself. Because ETNs are debt securities, they possess credit risk; if the issuer has financial difficulties or goes bankrupt, the investor may not receive the return it was promised.

TERMS TO UNDERSTAND:

MATURITY -- Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

A Fund that invests in debt securities has no real maturity. Instead, it calculates its weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by a Fund, with the maturity of each security weighted by the percentage of the assets of the Fund it represents.

DURATION -- Duration is a calculation that seeks to measure the price sensitivity of a debt security, or a Fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking Fund prepayments that may shorten the life of a debt security.

An effective duration of four years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

FACTORS AFFECTING THE VALUE OF DEBT SECURITIES -- The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

o INTEREST RATES

The price of a debt security generally moves in the opposite direction from interest rates (I.E., if interest rates go up, the value of the bond will go down, and vice versa).

o PREPAYMENT RISK

This risk affects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can adversely affect the value of mortgage-backed securities, which may cause your share price to fall. Lower rates motivate borrowers to pay off the instruments underlying mortgage-backed and asset-backed securities earlier than expected, resulting in prepayments on the securities. A Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Fund. If left unattended, drifts in the average maturity of a Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

o EXTENSION RISK

The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause a Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

o CREDIT RATING

Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term treasury securities, such as three-month treasury bills, are considered "risk free." Corporate securities offer higher yields than treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates than those available from comparable treasury securities.

Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." Since an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, each Fund's investment managers may determine that it is of investment-grade. Each Fund's investment managers may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause a Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Funds currently use ratings compiled by Moody's, S&P and Fitch Inc. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk.

The section "Appendix A -- Description of Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

Each Fund's investment managers may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a Fund buys it. A rating agency may change its credit ratings at any time. Each Fund's investment managers monitor the rating of the security and will take such action, if any, it believe appropriate when it learns that a rating agency has reduced the security's rating. A Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings.

FOREIGN SECURITIES

Foreign securities are debt and equity securities that are traded in markets outside of the United States. The markets in which these securities are located can be developed or emerging. Consistent with their respective investment strategies, the Funds can invest in foreign securities in a number of ways:

     o They can invest directly in foreign securities denominated in a foreign currency;

     o They can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

     o    They can invest in investment funds.

TYPES OF FOREIGN SECURITIES:

AMERICAN DEPOSITARY RECEIPTS (ADRS) -- ADRs as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. ADRs are subject to many of the risks associated with investing directly in foreign securities. European Depositary Receipts are similar to ADRs, except that they are typically issued by European banks or trust companies.

ADRs can be sponsored or unsponsored. While these types are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

EMERGING MARKETS -- An "emerging market country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

INVESTMENT FUNDS -- Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. If a Fund invests in such investment funds, shareholders will bear not only their proportionate share of the expenses (including operating expenses and the fees of the Adviser), but also will bear indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

RISKS OF FOREIGN SECURITIES:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

POLITICAL AND ECONOMIC FACTORS -- Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

     o The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

     o Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

     o The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

     o The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

     o A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U. S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit a Fund's ability to invest in a particular country or make it very expensive for the Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

INFORMATION AND SUPERVISION -- There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than domestic companies.

STOCK EXCHANGE AND MARKET RISK -- Each Fund's investment managers anticipate that in most cases an exchange or over-the-counter market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States Foreign stock markets tend to differ from those in the United States in a number of ways.

Foreign stock markets:

     o are generally more volatile than, and not as developed or efficient as, those in the United States;

     o    have substantially less volume;

     o trade securities that tend to be less liquid and experience rapid and erratic price movements;

     o have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

     o employ trading, settlement and custodial practices less developed than those in U.S. markets; and

     o may have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because:

     o foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards;

     o adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis;

     o in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States;

     o Over-the-counter markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated;

     o economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights; and

     o restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

FOREIGN CURRENCY RISK -- While the Funds denominate their net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

     o It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

     o Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;

     o Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

     o There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

     o Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

     o The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

TAXES -- Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for a Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Fund receives from its investments. The Funds do not expect such foreign withholding taxes to have a significant impact on performance.

EMERGING MARKETS -- Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

     o    Have relatively unstable governments;

     o Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

     o Offer less protection of property rights than more developed countries; and

     o Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

DERIVATIVES

Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, an underlying economic factor such as an interest rate, or a market benchmark such as an index. Investors can use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs, alter duration or to remain fully invested. An investor may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates. Investing in derivatives for these purposes is known as "hedging". When hedging is successful, a Fund will offset depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of a Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. To the extent that the Fund engages in hedging, there can be no assurance that any hedge will be effective or that there will be a hedge in place at any given time.

Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the Investment Company Act of 1940, as amended ("1940 Act"). Such a derivative transaction will not be considered to constitute the issuance of a "senior security" by a Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets (or such assets are "earmarked" on the Fund's books) in accordance with the requirements and interpretations of the SEC and its staff.

As a result of recent amendments to rules under the Commodity Exchange Act ("CEA") by the Commodity Futures Trading Commission ("CFTC"), a Fund must either operate within certain guidelines and restrictions with respect to the Fund's use of futures, options on such futures, commodity options and certain swaps, or the Adviser will be subject to registration with the CFTC as a "commodity pool operator" ("CPO").

Consistent with the CFTC's new regulations, the Trust, on behalf of the Funds, has claimed an exclusion from the definition of the term CPO under the CEA and, therefore, the Funds are not subject to registration or regulation as CPOs under the CEA. As a result, the Funds will operate within certain guidelines and restrictions with respect to their use of futures, options on such futures, commodity options and certain swaps.

TYPES OF DERIVATIVES:

FUTURES -- A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the United States on commodity exchanges or boards of trade --known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission ("CFTC"). These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

Although the actual terms of a futures contract calls for the delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

A Fund may incur commission expenses when it opens or closes a futures position.

OPTIONS -- An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). As with futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. OTC options have no such intermediary and are subject to the risk that the counterparty will not fulfill its obligations under the contract.

o PURCHASING PUT AND CALL OPTIONS

When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). The Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. The Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

     o    Allowing it to expire and losing its entire premium;

     o Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

     o    Closing it out in the secondary market at its current price.

o SELLING (WRITING) PUT AND CALL OPTIONS

When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when a Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counterparty to the option.

A Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

A Fund is permitted only to write covered options. At the time of selling the call option, the Fund may cover the option by owning, among other things:

     o The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

     o A call option on the same security or index with the same or lesser exercise price;

     o A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

     o Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

     o In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, a Fund may cover the put option by, among other things:

     o    Entering into a short position in the underlying security;

     o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

     o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

     o    Maintaining the entire exercise price in liquid securities.

o OPTIONS ON SECURITIES INDICES

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

o OPTIONS ON FUTURES

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (I.E., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. The Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, a Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

o COMBINED POSITIONS

A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

o FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

     o Do not have standard maturity dates or amounts (I.E., the parties to the contract may fix the maturity date and the amount).

     o Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

     o    Do not require an initial margin deposit.

     o May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

FOREIGN CURRENCY HEDGING STRATEGIES -- A "settlement hedge" or "transaction hedge" is designed to protect a Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. The Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

A Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

A Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

To the extent that a Fund engages in foreign currency hedging, there can be no assurance that any hedge will be effective or that there will be a hedge in place at any given time.

SWAPS, CAPS, COLLARS AND FLOORS

SWAP AGREEMENTS -- A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date under certain circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify a Fund's gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

o TOTAL RETURN SWAPS

Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument -- which may be a single asset, a pool of assets or an index of assets --during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the amount due to a Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the agreement or unfavorable changes occur to the underlying reference instrument).

o EQUITY SWAPS

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a Fund will be committed to pay.

o INTEREST RATE SWAPS

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

o CURRENCY SWAPS

A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

CAPS, COLLARS AND FLOORS -- Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

RISKS OF DERIVATIVES:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of a Fund than if it had not entered into any derivatives transactions. Derivatives may magnify a Fund's gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose a Fund to greater risks.

CORRELATION OF PRICES -- A Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. Each Fund's investment managers will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge. However, if a Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

     o current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

     o a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

     o differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of a Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of a Fund's investments precisely over time.

LACK OF LIQUIDITY -- Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded. If there is no secondary market for the contract, or the market is illiquid, a Fund may not be able to close out its position. In an illiquid market, a Fund may:

     o have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

     o    have to purchase or sell the instrument underlying the contract;

     o    not be able to hedge its investments; and

     o    not be able to realize profits or limit its losses.

Derivatives may become illiquid (I.E., difficult to sell at a desired time and price) under a variety of market conditions. For example:

     o an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

     o unusual or unforeseen circumstances may interrupt normal operations of an exchange;

     o the facilities of the exchange may not be adequate to handle current trading volume;

     o equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

     o investors may lose interest in a particular derivative or category of derivatives.

MANAGEMENT RISK -- If each Fund's investment managers incorrectly predict stock market and interest rate trends, the Funds may lose money by investing in derivatives. For example, if a Fund were to write a call option based on each Fund's investment managers expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on each Fund's investment managers expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

PRICING RISK -- At times, market conditions might make it hard to value some investments. For example, if a Fund has valued its securities too high, you may end up paying too much for Fund shares when you buy into the Fund. If a Fund underestimates its price, you may not receive the full market value for your Fund shares when you sell.

MARGIN -- Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

VOLATILITY AND LEVERAGE -- The prices of derivatives are volatile (I.E., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

     o    actual and anticipated changes in interest rates;

     o    fiscal and monetary policies; and

     o    national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, a Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

INVESTMENT COMPANY SHARES

The Funds may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Funds. The Funds' purchases of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Funds' expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its ETF investments.

For hedging or other purposes, the Funds may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as exchange-traded funds, are traded on a securities exchange. (See "Exchange Traded Funds" above). The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Pursuant to orders issued by the SEC to each of certain iShares, Market Vectors, Vanguard, ProShares, PowerShares, Guggenheim, Direxion, Wisdom Tree, First Trust and SPDR exchange-traded funds (collectively, the "ETFs") and procedures approved by the Board, the Funds may invest in the ETFs in excess of the 3% limit described above, provided that the Funds otherwise comply with the conditions of the SEC order, as it may be amended, and any other applicable investment limitations. Neither the ETFs nor their investment advisers make any representations regarding the advisability of investing in the ETFs.

MONEY MARKET SECURITIES

Money market securities include short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by an NRSRO, such as Standard & Poor's or Moody's, or determined by each Fund's investment managers to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see "Appendix A -- Ratings" to this SAI.

REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by each Fund's investment managers. The repurchase agreements entered into by the Funds will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Funds, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Funds will seek to liquidate such collateral. However, the exercising of the Funds' right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, a Fund could suffer a loss. It is the current policy of the Funds, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund's total assets. The investments of the Funds in repurchase agreements, at times, may be substantial when, in the view of each Fund's investment managers, liquidity or other considerations so warrant.

SECURITIES LENDING

The Funds may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Funds' Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of a Fund (including the loan collateral). The Funds will not lend portfolio securities to their Adviser, Sub-Adviser or their affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Funds.

The Funds may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Funds' securities lending agent, but will bear all of any losses from the investment of collateral.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. The Funds will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

ILLIQUID SECURITIES

Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust's Board of Trustees. Despite such good faith efforts to determine fair value prices, a Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon their sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Trust's Board of Trustees, each Fund's investment managers determine the liquidity of the Funds' investments. In determining the liquidity of the Funds' investments, each Fund's investment managers may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). A Fund will not invest more than 15% of its net assets in illiquid securities.

RESTRICTED SECURITIES

Restricted securities are securities that may not be sold freely to the public absent registration under the U.S. Securities Act of 1933, as amended (the "1933 Act") or an exemption from registration. As consistent with each Fund's investment objectives, the Funds may invest in Section 4(2) commercial paper.
Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Trust believes that Section 4(2) commercial paper is liquid to the extent it meets the criteria established by the Board of Trustees of the Trust.

The Trust intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid securities or restricted securities.

SHORT SALES

As consistent with each Fund's investment objectives, the Funds may engage in short sales that are either "uncovered" or "against the box." A short sale is "against the box" if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Funds with respect to the securities that are sold short.

Uncovered short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover the Fund's short position.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of the Funds that cannot be changed without the consent of the holders of a majority of a Fund's outstanding shares. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

Each Fund may not:

1. Purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2. Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time; provided, however, that the Frost Natural Resources Fund will concentrate its investments in securities of companies in natural resources industries.

3. Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4. Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6. Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Further,

7. The Frost Municipal Bond Fund may not change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in municipal securities that generate income exempt from federal income tax, but not necessarily the federal alternative minimum tax.

NON-FUNDAMENTAL POLICIES

In addition to each Fund's investment objective(s), the following investment limitations of each Fund are non-fundamental and may be changed by the Trust's Board of Trustees without shareholder approval. These non-fundamental policies are based upon the regulations currently set forth in the 1940 Act.

Each Fund may not:

1. Purchase securities of any issuer (except securities of other investment companies, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of a Fund would be invested in the securities of such issuer; or acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of a Fund's total assets.

2. Purchase any securities which would cause 25% or more of the net assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be classified according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry; and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.

3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that investment strategies that either obligate the Fund to purchase securities or require the Fund to cover a position by segregating assets or entering into an offsetting position shall not be subject to this limitation. Asset coverage of at least 300% (including the amount borrowed) is required for all borrowing, except where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total assets.

4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5. Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that a Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. Invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund's net assets.

Further,

7. The Frost Low Duration Bond Fund and the Frost Total Return Bond Fund may not change their investment strategies to invest at least 80% of their net assets, plus any borrowings for investment purposes, in fixed income securities without 60 days' prior written notice to shareholders.

8. The Frost Growth Equity Fund and the Frost Kempner Multi-Cap Deep Value Equity Fund may not change their investment strategies to invest at least 80% of their net assets, plus any borrowings for investment purposes, in equity securities without 60 days' prior written notice to shareholders.

9. The Frost Value Equity Fund may not change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies that pay or are expected to pay dividends without 60 days' prior written notice to shareholders.

10. The Frost Small Cap Equity Fund may not change its investment strategies to invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small capitalization companies at the time of initial purchase without 60 days' prior written notice to shareholders.

11. The Frost Mid Cap Equity Fund may not change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of mid capitalization companies at the time of initial purchase without 60 days' prior written notice to shareholders.

12. The Frost Kempner Treasury and Income Fund may not change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in full faith and credit U.S. Treasury obligations without 60 days' prior written notice to shareholders.

13. The Frost International Equity Fund may not change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of non-U.S. issuers without 60 days' prior written notice to shareholders.

14. The Frost Natural Resources Fund may not change its investment strategy, to invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies in natural resources industries, without 60 days' prior written notice to shareholders.

15. The Frost Credit Fund may not change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities of U. S. and foreign corporate issuers, which will include corporate bonds and mortgage-backed and other asset-backed securities, and structured notes with economic characteristics similar to fixed income securities without 60 days' prior written notice to shareholders.

16. The Frost Cinque Large Cap Buy-Write Equity Fund may not change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of large-capitalization companies, ETFs designed to track the performance of large-capitalization companies and options on securities of large-capitalization companies without 60 days' prior written notice to shareholders.

Except with respect to Funds' policies concerning borrowing and illiquid securities, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances cause a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitations within three days thereafter (not including Sundays and holidays).

THE ADVISER AND SUB-ADVISERS

INVESTMENT ADVISER

Frost Investment Advisors, LLC (the "Adviser" or "Frost"), a wholly owned non-banking subsidiary of Frost Bank, is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940. The Adviser, a Delaware limited liability company, was established in December of 2007 and offers investment management services for institutions and retail clients. The Adviser's principal place of business is located at 100 West Houston Street, 15th Floor, P.O. Box 2509, San Antonio, Texas 78299-2509. The Adviser is a subsidiary of Frost Bank, a state bank. Frost Bank is a subsidiary of Cullen/Frost Bankers, Inc., a Texas Corporation. As of December 31, 2013, the Adviser had approximately $9.9 billion in assets under management.

The Adviser has delegated the authority to manage the following Funds (the "Sub-Advised Funds") to various sub-advisers as follows (each a "Sub-Adviser" and collectively, the "Sub-Advisers"):

------------------------------------------------------------------------------------------------
FUND                                                     SUB-ADVISER
------------------------------------------------------------------------------------------------
Frost Kempner Multi-Cap Deep Value Equity Fund           Kempner Capital Management, Inc.
and Frost Kempner Treasury and Income Fund
------------------------------------------------------------------------------------------------
Frost Mid Cap Equity Fund                                Luther King Capital Management
                                                         Corporation
------------------------------------------------------------------------------------------------
Frost Small Cap Equity Fund                              Cambiar Investors LLC
------------------------------------------------------------------------------------------------
Frost International Equity Fund                          Thornburg Investment Management, Inc.
------------------------------------------------------------------------------------------------
Frost Cinque Large Cap Buy-Write Equity Fund             Cinque Partners LLC
------------------------------------------------------------------------------------------------

The Adviser monitors the Sub-Advisers to ensure their compliance with the investment policies and guidelines of the Sub-Advised Funds and monitors the Sub-Advisers' adherence to their investment style. The Adviser pays the Sub-Advisers out of the advisory fee it receives from the Sub-Advised Funds. The Trust's Board of Trustees (the "Board") supervises the Adviser and the Sub-Advisers and establishes policies that the Adviser and Sub-Advisers must follow in their management activities.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement dated May 5, 2008, as amended (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes the investment decisions for each of the Funds and continuously reviews, supervises and administers the investment program of each Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its obligation and duties thereunder.

ADVISORY FEES PAID TO THE ADVISER. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund:

------------------------------------------------------------------------------------------------------------------------------------
FUND                                                          ADVISORY FEE RATE
------------------------------------------------------------------------------------------------------------------------------------
Frost Growth Equity Fund                                      0.65%(1)
------------------------------------------------------------------------------------------------------------------------------------
Frost Value Equity Fund                                       0.65%(1)
------------------------------------------------------------------------------------------------------------------------------------
Frost Kempner Multi-Cap Deep Value Equity Fund                0.59%
------------------------------------------------------------------------------------------------------------------------------------
Frost Mid Cap Equity Fund                                     0.90%
------------------------------------------------------------------------------------------------------------------------------------
Frost Small Cap Equity Fund                                   1.00% for assets up to $100 million
                                                              0.85% for assets over $100 million
------------------------------------------------------------------------------------------------------------------------------------
Frost International Equity Fund                               0.95% for assets up to $150 million
                                                              0.90% for assets over $150 million
------------------------------------------------------------------------------------------------------------------------------------
Frost Natural Resources Fund                                  0.80%
------------------------------------------------------------------------------------------------------------------------------------
Frost Cinque Large Cap Buy-Write Equity Fund                  0.90%
------------------------------------------------------------------------------------------------------------------------------------
Frost Conservative Allocation Fund                            0.15%(2)
------------------------------------------------------------------------------------------------------------------------------------
Frost Moderate Allocation Fund                                0.15%(2)
------------------------------------------------------------------------------------------------------------------------------------
Frost Total Return Bond Fund                                  0.35%(1)
------------------------------------------------------------------------------------------------------------------------------------
Frost Credit Fund                                             0.60%
------------------------------------------------------------------------------------------------------------------------------------
Frost Low Duration Bond Fund                                  0.35%(1)
------------------------------------------------------------------------------------------------------------------------------------
Frost Municipal Bond Fund                                     0.35%(1)
------------------------------------------------------------------------------------------------------------------------------------
Frost Kempner Treasury and Income Fund                        0.35%
------------------------------------------------------------------------------------------------------------------------------------

1 Prior to November 28, 2013, the Advisory Fee for the Frost Growth Equity Fund and Frost Value Equity Fund was 0.80% and the Advisory Fee for the Frost Total Return Bond Fund, the Frost Low Duration Bond Fund and the Frost Municipal Bond Fund was 0.50%.

2 Prior to [date], 2014, the Advisory Fee was 0.80% for the Frost Conservative Allocation Fund and 0.70% for the Frost Moderate Allocation Fund.

The Adviser has contractually agreed to reduce its fees and/or reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses (collectively, "excluded expenses")) from exceeding certain levels as set forth below ("Contractual Expense Limitation") until the date set forth below (the "Initial Term End Date"). This agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on the Initial Term End Date.

------------------------------------------------------------------------------------------------------------------------------------
                                                         CONTRACTUAL         CONTRACTUAL      INITIAL TERM END
                                                         EXPENSE             EXPENSE          DATE
                                                         LIMITATION          LIMITATION
                                                         (INSTITUTIONAL      (CLASS A
FUND                                                     CLASS SHARES)       SHARES)
------------------------------------------------------------------------------------------------------------------------------------
Frost Growth Equity Fund                                 1.25%(1)            1.50%(1)         November 30, 2014
------------------------------------------------------------------------------------------------------------------------------------
Frost Value Equity Fund                                  1.25%(1)            1.50%(1)         November 30, 2014
------------------------------------------------------------------------------------------------------------------------------------
Frost Kempner Multi-Cap Deep Value Equity Fund           1.05%(1)            1.30%(1)         November 30, 2014
------------------------------------------------------------------------------------------------------------------------------------
Frost Mid Cap Equity Fund                                1.55%(1)            1.80%(1)         November 30, 2014
------------------------------------------------------------------------------------------------------------------------------------
Frost Small Cap Equity Fund                              1.55%(1)            1.80%(1)         November 30, 2014
------------------------------------------------------------------------------------------------------------------------------------
Frost International Equity Fund                          1.45%(1)            1.70%(1)         November 30, 2014
------------------------------------------------------------------------------------------------------------------------------------
Frost Natural Resources Fund                             1.75%(1)            2.00%(1)         November 30, 2014
------------------------------------------------------------------------------------------------------------------------------------
Frost Cinque Large Cap Buy-Write Equity Fund             1.50%(1)            1.75%(1)         November 30, 2014
------------------------------------------------------------------------------------------------------------------------------------
Frost Conservative Allocation Fund                       N/A(2)              1.60%(3)         November 30, 2015
------------------------------------------------------------------------------------------------------------------------------------
Frost Moderate Allocation Fund                           1.35%(4)            1.60%(4)         November 30, 2015
------------------------------------------------------------------------------------------------------------------------------------
Frost Total Return Bond Fund                             0.95%(1)            1.20%(1)         November 30, 2014
------------------------------------------------------------------------------------------------------------------------------------
Frost Credit Fund                                        1.00%(1)            1.25%(1)         November 30, 2014
------------------------------------------------------------------------------------------------------------------------------------
Frost Low Duration Bond Fund                             0.95%(1)            1.20%(1)         November 30, 2014
------------------------------------------------------------------------------------------------------------------------------------
Frost Kempner Treasury and Income Fund                   1.05%(1)            1.30%(1)         November 30, 2014
------------------------------------------------------------------------------------------------------------------------------------

1    Prior to November 28, 2013, the expense limitation was voluntary.

2 Institutional Class Shares are not offered for the Frost Conservative Allocation Fund.

3 Prior to [XX], 2014, the Contractual Expense Limitation was 2.00%. Prior to November 28, 2013, the expense limitation was voluntary.

4    Prior to [XX], 2014, the expense limitation was voluntary.

For the Frost Municipal Bond Fund, the Adviser has voluntarily agreed to reduce its investment advisory fees as set forth below ("Voluntary Fee Reduction"). In addition, the Adviser has voluntarily agreed to further reduce its fees and/or reimburse expenses of the Frost Municipal Bond Fund to the extent necessary to keep total annual Fund operating expenses (not including excluded expenses) from exceeding certain levels as set forth below ("Voluntary Expense Limitation"). The Adviser intends to continue this voluntary fee reduction and expense limitation until further notice, but may discontinue all or part of these fee reductions or expense reimbursements at any time.

------------------------------------------------------------------------------------------------------------------------------------
                                                                           VOLUNTARY
                                                                           EXPENSE             VOLUNTARY
                                                                           LIMITATION          EXPENSE
                                                      ADVISORY FEE                             LIMITATION
                                   VOLUNTARY FEE      AFTER VOLUNTARY      (INSTITUTIONAL      (CLASS A
FUND                               REDUCTION          FEE REDUCTION        CLASS SHARES)       SHARES)
------------------------------------------------------------------------------------------------------------------------------------
Frost Municipal Bond Fund            0.10%(1)           0.25%                1.05%               1.30%
------------------------------------------------------------------------------------------------------------------------------------

1 Between August 30, 2012 and November 28, 2013, the Adviser voluntarily agreed to reduce its Advisory Fee for the Frost Municipal Bond Fund by 0.25%.


If at any point total annual Fund operating expenses (not including excluded expenses) are below the Contractual Expense Limitation or the Voluntary Expense Limitation, the Adviser may receive from the Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the Contractual Expense Limitation or the Voluntary Expense Limitation set forth above to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement (or any prior agreement) was in place. The Adviser, however, will not be permitted to recapture the amount of any difference that is attributable to the Voluntary Fee Reduction.

For the fiscal years ended July 31, 2011, 2012 and 2013, the Funds paid the Adviser the following advisory fees:

                                                                                                               TOTAL FEES PAID
                            CONTRACTUAL FEES PAID               FEES WAIVED BY ADVISER                     (AFTER WAIVERS)
FUND                   2011         2012         2013            2011       2012       2013          2011       2012       2013
------------------------------------------------------------------------------------------------------------------------------------
Frost Growth
Equity Fund        $2,336,217   $2,636,496   $2,833,956        $438,042   $494,347   $531,370    $1,898,175   $2,142,149  $2,302,586
------------------------------------------------------------------------------------------------------------------------------------
Frost Value
Equity Fund        $2,216,943   $2,370,747   $2,163,290        $415,678   $444,518   $405,619    $1,801,265   $1,926,229  $1,757,671
------------------------------------------------------------------------------------------------------------------------------------
Frost
Kempner
Multi-Cap
Deep Value
Equity Fund          $996,356   $1,022,183   $1,092,771              $0         $0         $0      $996,356   $1,022,183  $1,092,771
------------------------------------------------------------------------------------------------------------------------------------
Frost Mid
Cap Equity
Fund                 $299,474     $337,744     $196,613              $0         $0     $8,629      $299,474     $337,744    $187,984
------------------------------------------------------------------------------------------------------------------------------------
Frost Small
Cap Equity
Fund               $2,025,808   $1,727,127   $1,735,590              $0         $0         $0    $2,025,808   $1,727,127  $1,735,590
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               TOTAL FEES PAID
                            CONTRACTUAL FEES PAID               FEES WAIVED BY ADVISER                     (AFTER WAIVERS)
FUND                   2011         2012         2013            2011       2012       2013          2011       2012       2013
------------------------------------------------------------------------------------------------------------------------------------
Frost
International
Equity Fund        $2,761,128   $2,432,085   $2,408,945              $0         $0         $0    $2,761,128   $2,432,085  $2,408,945
------------------------------------------------------------------------------------------------------------------------------------
Frost Natural
Resources
Fund                   N/A(1)     $206,406(3)  $466,807           N/A(1)        $0(3)      $0         N/A(1)  $206,406(3)   $466,807
------------------------------------------------------------------------------------------------------------------------------------
Frost Cinque
Large Cap
Buy-Write
Equity Fund            N/A(1)          N/A(1)   $53,501(4)        N/A(1)        N/A(1)  $50,158(4)    N/A(1)     N/A(1)    $3,343(4)
------------------------------------------------------------------------------------------------------------------------------------
Frost
Conservative
Allocation
Fund               $67,797(2)       $102,984    $52,391       $22,831(2)        $0      $18,833   $44,966(2)   $102,984      $33,558
------------------------------------------------------------------------------------------------------------------------------------
Frost
Moderate
Allocation
Fund              $134,162           $82,195    $77,548       $19,490        $48,835    $49,436     $114,672    $33,360      $28,112
------------------------------------------------------------------------------------------------------------------------------------
Frost Total
Return Bond
Fund            $2,302,159        $3,478,941 $4,427,620      $690,651     $1,043,691 $1,328,295   $1,611,508 $2,435,250   $3,099,325
------------------------------------------------------------------------------------------------------------------------------------
Frost Credit
Fund                 N/A(1)           N/A(1)    $86,813(4)     N/A(1)         N/A(1)    $57,245(4)    N/A(1)     N/A(1)   $29,568(4)
------------------------------------------------------------------------------------------------------------------------------------
Frost Low
Duration
Bond Fund       $1,196,293        $1,228,606 $1,375,132     $358,890        $368,585    $412,542    $837,403   $860,021     $962,590
------------------------------------------------------------------------------------------------------------------------------------
Frost
Municipal
Bond Fund         $779,077        $924,199   $1,142,489     $155,814        $184,838    $546,133    $623,263   $739,361     $596,356
------------------------------------------------------------------------------------------------------------------------------------
Frost
Kempner
Treasury and
Income Fund        $96,068        $120,312     $106,295           $0              $0         $0      $96,068   $120,312     $106,295
------------------------------------------------------------------------------------------------------------------------------------

1    Not in operation during the period.

2 Represents the period from January 7, 2011 (commencement of Fund operations) to July 31, 2011.

3 Represents the period from September 27, 2011 (commencement of Fund operations) to July 31, 2012.

4 Represents the period from December 3, 2012 (commencement of Fund operations) to July 31, 2013.

INVESTMENT SUB-ADVISERS

FROST KEMPNER MULTI-CAP DEEP VALUE EQUITY FUND AND FROST KEMPNER TREASURY AND INCOME FUND

Kempner Capital Management, Inc. ("KCM"), a Texas corporation established in 1982, serves as the sub-adviser to the Frost Kempner Multi-Cap Deep Value Equity Fund and the Frost Kempner Treasury and Income Fund. KCM's principal place of business is located at 2201 Market Street, 12th Floor Frost Bank Building, Galveston, Texas, 77550-1503. As of September 30, 2013, KCM had approximately $423.9 million in assets under management. KCM is responsible for the day-to-day management of the Frost Kempner Multi-Cap Deep Value Equity Fund's and Frost Kempner Treasury and Income Fund's investments.

FROST MID CAP EQUITY FUND

Luther King Capital Management Corporation ("LKCM"), a Delaware corporation established in 1979, serves as the sub-adviser to the Frost Mid Cap Equity Fund. LKCM's principal place of business is located at 301 Commerce Street, Suite 1600, Fort Worth, Texas, 76102-4140. As of September 30, 2013, LKCM had approximately $13.7 billion in assets under management. LKCM is responsible for the day-to-day management of the Frost Mid Cap Equity Fund's investments. LKCM is a subsidiary of Southwest JLK Corporation ("JLK"), a corporation formed under Texas Law. LKCM employees own or control all of the stock of JLK.

FROST SMALL CAP EQUITY FUND

Cambiar Investors LLC (or "Cambiar"), a Delaware limited liability company, serves as the sub-adviser for the Frost Small Cap Equity Fund. Cambiar Investors LLC's principal place of business is located at 2401 East Second Avenue, Suite 500, Denver, Colorado 80206. As of September 30, 2013, Cambiar had approximately $7.5 billion in assets under management. Cambiar is responsible for the day-to-day management of the Frost Small Cap Equity Fund's investments. Cambiar is owned by Cambiar Holdings, LLP.

FROST INTERNATIONAL EQUITY FUND

Thornburg Investment Management, Inc. ("Thornburg"), a Delaware corporation established in 1982, serves as the sub-adviser to the Frost International Equity Fund. Thornburg's principal place of business is located at 2300 North Ridgetop Road, Santa Fe, NM 87506. As of September 30, 2013, Thornburg had approximately $92.8 billion in assets under management. Thornburg is responsible for the day-to-day management of the Frost International Equity Fund's investments.

FROST CINQUE LARGE CAP BUY-WRITE EQUITY FUND

Cinque Partners LLC ("Cinque"), a Delaware corporation established in 2011, serves as the sub-adviser to the Frost Cinque Large Cap Buy-Write Equity Fund. The Sub-Adviser's principal place of business is located at 11836 San Vicente Boulevard, Los Angeles, CA 90049. As of September 30, 2013, Cinque had approximately $152.1 million in assets under management. The Sub-Adviser is responsible for the day-to-day management of the Frost Cinque Large Cap Buy-Write Equity Fund's investments.

SUB-ADVISORY AGREEMENTS. The Adviser and Thornburg, KCM, and LKCM have entered into investment sub-advisory agreements dated April 28, 2008, as amended, Cambiar has entered into an investment sub-advisory agreement dated June 29, 2010, and Cinque has entered into an investment sub-advisory agreement dated November 14, 2012, as amended (each, a "Sub-Advisory Agreement" and collectively, the "Sub-Advisory Agreements"). Under each Sub-Advisory Agreement, each Sub-Adviser serves as the investment adviser for the portion of the Fund(s) for which it is responsible for the day-to-day management, makes investment decisions for such Fund(s) and administers the investment program of such Fund(s), subject to the supervision of, and policies established by, the Adviser and the Board. After the initial two-year term, the continuance of each Sub-Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Sub-Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. A Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board. The Sub-Advisory Agreements provide that each Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of misfeasance or negligence generally in the performance of its duties hereunder or its negligent disregard of its obligation and duties thereunder.

SUB-ADVISORY FEES. For the services provided pursuant to the Sub-Advisory Agreements, each Sub-Adviser receives an annual fee from the Adviser at the following annual rates, based on the average daily net assets of the portion of the respective Fund(s) managed by the Sub-Adviser:

------------------------------------------------------------------------------------------------
FUND                                         SUB-ADVISORY FEE
------------------------------------------------------------------------------------------------
Frost Kempner Multi-Cap Deep Value
Equity Fund                                  0.34%
------------------------------------------------------------------------------------------------
Frost Mid Cap Equity Fund                    0.65%
------------------------------------------------------------------------------------------------
Frost Small Cap Equity Fund                  0.62%
------------------------------------------------------------------------------------------------
Frost International Equity Fund              0.60% for assets up to $150 million and 0.55% for
                                             assets over $150 million
------------------------------------------------------------------------------------------------
Frost Cinque Large Cap Buy-Write             0.60%
Equity Fund
------------------------------------------------------------------------------------------------
Frost Kempner Treasury and Income            0.25%
Fund
------------------------------------------------------------------------------------------------

For the fiscal years ended July 31, 2011, 2012 and 2013, the Adviser paid the Sub-Advisers the following sub-advisory fees:

------------------------------------------------------------------------------------------------
FUND                                                   CONTRACTUAL FEES PAID
------------------------------------------------------------------------------------------------
                                          2011                 2012                 2013
------------------------------------------------------------------------------------------------
Frost Kempner Multi-Cap Deep Value        $574,176           $589,083             $629,757
Equity Fund
------------------------------------------------------------------------------------------------
Frost Mid Cap Equity Fund                 $216,290           $243,929             $142,436
------------------------------------------------------------------------------------------------
Frost Small Cap Equity Fund             $1,453,273         $1,220,101           $1,155,145
------------------------------------------------------------------------------------------------
Frost International Equity Fund         $1,716,552         $1,515,538           $1,501,476
------------------------------------------------------------------------------------------------
Frost Cinque Large Cap Buy-Write            N/A(1)             N/A(1)              $35,585(2)
Equity Fund
------------------------------------------------------------------------------------------------
Frost Conservative Allocation Fund          N/A(3)             N/A(3)               $3,202(4)
------------------------------------------------------------------------------------------------
Frost Kempner Treasury and Income          $68,617            $85,937              $75,933
Fund
------------------------------------------------------------------------------------------------

1    Not in operation during the period.

2 Represents the period from December 3, 2012 (commencement of Fund operations) to July 31, 2013.

3    Fund not sub-advised during the period.

4    Represents payments to Cinque for the period from May 28, 2013 to July 31,
     2013.

PORTFOLIO MANAGERS

This section includes information about the Funds' portfolio managers, including information about other accounts managed, the dollar range of Fund shares owned and compensation.

COMPENSATION. The Adviser and the Sub-Advisers compensate each Fund's portfolio managers for their management of the Funds. Compensation for the Adviser's portfolio managers includes an annual salary, 401(k) retirement plan and, at the discretion of management, an annual bonus and company-wide profit sharing provided for employees of Frost Bank. Each portfolio manager of the Adviser currently named in the prospectuses also may own equity shares in the Frost Bank, the parent company of the Adviser, either directly or through a 401(k) retirement savings plan or a profit sharing plan. Both the salary and potential bonus are reviewed approximately annually for comparability with salaries of other portfolio managers in the industry, using survey data obtained from compensation consultants. The awarding of a bonus is subjective. Criteria that are considered in formulating a bonus include, but are not limited to, the following: revenues available to pay compensation of the manager and all other expenses related to supporting the accounts managed by the manager, including the manager's specific fund(s); multiple year historical total return of accounts managed by the manager, including the manager's specific fund(s), relative to market performance and similar investment companies; single year historical total return of accounts managed by the manager, including the manager's specific fund(s), relative to market performance and similar investment companies; the degree of sensitivity of the manager to potential tax liabilities created for account holders in generating returns, relative to overall return. There is no material difference in the method used to calculate the manager's compensation with respect to the manager's specific fund(s) and other accounts managed by the manager, except that certain accounts managed by the manager may have no income or capital gains tax considerations. To the extent that the manager realizes benefits from capital appreciation and dividends paid to shareholders of the manager's specific fund(s), such benefits accrue from the overall financial performance of the manager's specific fund(s).

The compensation of each Thornburg portfolio manager includes an annual salary, annual bonus, and company-wide profit sharing. Each manager currently named in the Prospectus also owns equity shares in the investment advisor, Thornburg. Both the salary and bonus are reviewed approximately annually for comparability with salaries of other portfolio managers in the industry, using survey data obtained from compensation consultants. The annual bonus is subjective. Criteria that are considered in formulating the bonus include, but are not limited to, the following: revenues available to pay compensation of the manager and all other expenses related to supporting the accounts managed by the manager, including the Frost International Equity Fund; multiple year historical total return of accounts managed by the manager, including the Fund, relative to market performance and similar investment companies; single year historical total return of accounts managed by the manager, including the Fund, relative to market performance and similar investment companies; the degree of sensitivity of the manager to potential tax liabilities created for account holders in generating returns, relative to overall return. There is no material difference in the method used to calculate the manager's compensation with respect to the Fund and other accounts managed by the manager, except that certain accounts managed by the manager may have no income or capital gains tax considerations. To the extent that the manager realizes benefits from capital appreciation and dividends paid to shareholders of Thornburg, such benefits accrue from the overall financial performance of Thornburg.

KCM compensates the portfolio managers of the Frost Kempner Multi-Cap Deep Value Equity Fund and the Frost Kempner Treasury and Income Fund for their management of the Frost Kempner Multi-Cap Deep Value Equity Fund and the Frost Kempner Treasury and Income Fund. The compensation for each portfolio manager includes an annual salary and an annual bonus based on each portfolio manager's percentage of base salaries.

Cambiar compensates the portfolio managers of the Frost Small Cap Equity Fund for their management of the Frost Small Cap Equity Fund. The portfolio managers' compensation consists of an industry competitive base salary, discretionary cash bonus, and a profit-sharing contribution at year-end. While Cambiar's investment professionals receive a competitive salary plus a bonus tied to firm and individual performance, contributions are also measured through performance attribution which details individual stock and sector selection as well as overall "value added" for the firm. This would include assistance with product development and client service. Company equity is also available to reward key employees.

LKCM compensates the portfolio managers of the Frost Mid Cap Equity Fund for their management of the Frost Mid Cap Equity Fund. The compensation for each portfolio manager includes an annual salary and an eligibility to participate in the firm's profit sharing plan/401(k). The majority of compensation is derived from bonuses, which are discretionary and based on individual merit as well as overall success of the firm in any given year.

Cinque compensates the portfolio managers of the Frost Cinque Large Cap Buy-Write Equity Fund for their management of the Frost Cinque Large Cap Buy-Write Equity Fund. Each of the Sub-Adviser's portfolio managers is a partial owner of a percentage of the Sub-Adviser and as such will receive an allocation of the annual net distributable income as a result of the Sub-Adviser's financial results.

FUND SHARES OWNED BY PORTFOLIO MANAGERS. The following table shows the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Funds which he/she manages. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the "1934 Act").

--------------------------------------------------------------------------------
NAME                             DOLLAR RANGE OF FUND SHARES OWNED(1)
--------------------------------------------------------------------------------
FROST
--------------------------------------------------------------------------------
Michael R. Brell                          $10,001 - $50,000
                                       (Frost Value Equity Fund)
--------------------------------------------------------------------------------
Jeffery Elswick                          $100,001 - $500,000
                                    (Frost Total Return Bond Fund)
--------------------------------------------------------------------------------
Theodore H. Harper                              None
--------------------------------------------------------------------------------
John Lutz                                 $50,001 - $100,000
                                      (Frost Growth Equity Fund)
--------------------------------------------------------------------------------
Tom L. Stringfellow                          $1 - $10,000
                                   (Frost Moderate Allocation Fund)
                                         $100,001 - $500,000
                                      (Frost Growth Equity Fund)
                                           $1 - $10,000
                                     (Frost Value Equity Fund)
                                         $10,001 - $50,000
                                    (Frost Natural Resources Fund)
--------------------------------------------------------------------------------
Brad Thompson                               $50,001 - $100,000
                                    (Frost Moderate Allocation  Fund)
                                         $10,001 - $50,000
                                      (Frost Growth Equity Fund)
--------------------------------------------------------------------------------
Stephen Coker                             $10,001 - $50,000
                                      (Frost Growth Equity Fund)
--------------------------------------------------------------------------------
Justin Hopkins                            $10,001 - $50,000
                                   (Frost Moderate Allocation  Fund)
--------------------------------------------------------------------------------
R. David Telling                                None
--------------------------------------------------------------------------------
TJ Qatato                                       None
--------------------------------------------------------------------------------
Craig Leighton                                  None
--------------------------------------------------------------------------------
Alan Tarver                                     None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NAME                             DOLLAR RANGE OF FUND SHARES OWNED(1)
--------------------------------------------------------------------------------
THORNBURG
--------------------------------------------------------------------------------
William Fries                                   None
--------------------------------------------------------------------------------
Wendy Trevisani                                 None
--------------------------------------------------------------------------------
Lei Wang                                        None
--------------------------------------------------------------------------------
Tim Cunningham                                  None
--------------------------------------------------------------------------------
Greg Dunn                                       None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KCM
--------------------------------------------------------------------------------
Harris L. Kempner, Jr.                    Over $1,000,000
                                      (Frost Kempner Multi-Cap
                                       Deep Value Equity Fund)
--------------------------------------------------------------------------------
M. Shawn Gault                          $100,001 - $500,000
                                      (Frost Kempner Multi-Cap
                                       Deep Value Equity Fund)
--------------------------------------------------------------------------------
Andrew Duncan                               $1 - $10,000
                                      (Frost Kempner Multi-Cap
                                       Deep Value Equity Fund)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CAMBIAR
--------------------------------------------------------------------------------
Brian M. Barish                                 None
--------------------------------------------------------------------------------
Anna (Ania) A. Aldrich                          None
--------------------------------------------------------------------------------
Andrew P. Baumbusch                             None
--------------------------------------------------------------------------------
Timothy A. Beranek                              None
--------------------------------------------------------------------------------
Maria L. Mendelsberg                            None
--------------------------------------------------------------------------------
Jeffrey H. Susman                               None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LKCM
--------------------------------------------------------------------------------
J.Luther King, Jr.                              None
--------------------------------------------------------------------------------
Steven R. Purvis                        $500,001 - $1,000,000
                                     (Frost Mid Cap Equity Fund)
--------------------------------------------------------------------------------
Paul W. Greenwell                               None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CINQUE
--------------------------------------------------------------------------------
Alan Adelman                                    None
--------------------------------------------------------------------------------
Jack Cowling                                    None
--------------------------------------------------------------------------------
Fred Wahl                                       None
--------------------------------------------------------------------------------
Pierre Brachet                                  None
--------------------------------------------------------------------------------

1     Valuation date July, 31, 2013.

OTHER ACCOUNTS. In addition to the Funds, certain portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of July 31, 2013, unless otherwise noted.

----------------------------------------------------------------------------------------------------
                              REGISTERED             OTHER POOLED
                         INVESTMENT COMPANIES    INVESTMENT VEHICLES           OTHER ACCOUNTS
                         ---------------------------------------------------------------------------
                          NUMBER      TOTAL       NUMBER
                            OF        ASSETS        OF      TOTAL ASSETS    NUMBER OF   TOTAL ASSETS
NAME                     ACCOUNTS   (MILLIONS)   ACCOUNTS    (MILLIONS)     ACCOUNTS     (MILLIONS)
----------------------------------------------------------------------------------------------------
FROST
----------------------------------------------------------------------------------------------------
Michael R. Brell             0         $0            0          $0              0           $0
----------------------------------------------------------------------------------------------------
Jeffrey Elswick              0         $0            0          $0             69          $1,094.1
----------------------------------------------------------------------------------------------------
Theodore H. Harper           0         $0            0          $0             158         $179.3
----------------------------------------------------------------------------------------------------
John Lutz                    0         $0            0          $0              0           $0
----------------------------------------------------------------------------------------------------
Tom L. Stringfellow          0         $0            0          $0             74          $232.3
----------------------------------------------------------------------------------------------------
Stephen Coker                0         $0            0          $0              0           $0
----------------------------------------------------------------------------------------------------
Brad Thompson                0         $0            0          $0              0           $0
----------------------------------------------------------------------------------------------------
Justin Hopkins               0         $0            0          $0              0           $0
----------------------------------------------------------------------------------------------------
R. David Telling             0         $0            0          $0              0           $0
----------------------------------------------------------------------------------------------------
TJ Qatato                    0         $0            0          $0              0           $0
----------------------------------------------------------------------------------------------------
Craig Leighton               0         $0            0          $0              0           $0
----------------------------------------------------------------------------------------------------
Alan Tarver(3)              [XX]       $[XX]         [XX]       $[XX]           [XX]        $[XX]
----------------------------------------------------------------------------------------------------

3    The information is provided as of [date].

                                        S-50

----------------------------------------------------------------------------------------------------
THORNBURG
----------------------------------------------------------------------------------------------------
William Fries               14       $32,629        12        $5,978           42(1)      $9,130
----------------------------------------------------------------------------------------------------
Wendy Trevisani             14       $32,629        18        $6,040         10,215(1)   $15,294
----------------------------------------------------------------------------------------------------
Lei Wang                    14       $32,629        12        $5,978           42(1)      $9,130
----------------------------------------------------------------------------------------------------
Tim Cunningham              2         $2,006         0          $0            114            $38
----------------------------------------------------------------------------------------------------
Greg Dunn                   2         $2,006         0          $0            114            $38
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
KCM
----------------------------------------------------------------------------------------------------
Harris L. Kempner, Jr.       0          $0            0          $0          13             $200.5
----------------------------------------------------------------------------------------------------
M.Shawn Gault                0          $0            0          $0          13             $200.5
----------------------------------------------------------------------------------------------------
Andrew Duncan                0          $0            0          $0          13             $200.5
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
CAMBIAR
----------------------------------------------------------------------------------------------------
Brian M. Barish              2       $915.7          0           $0             26         $691.5
----------------------------------------------------------------------------------------------------
Anna (Ania) A. Aldrich       1        $1.53          0           $0             74         $135.9
----------------------------------------------------------------------------------------------------
Andrew P. Baumbusch          3     $1,882.6          0           $0            439         $454.4
----------------------------------------------------------------------------------------------------
Timothy A. Beranek           1        $2.02          0           $0              3          $11.4
----------------------------------------------------------------------------------------------------
Maria L. Mendelsberg         0         $0            0           $0          6,426       $1,983.4
----------------------------------------------------------------------------------------------------
Jeffrey H. Susman            0         $0            0           $0              0           $0
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
LKCM
----------------------------------------------------------------------------------------------------
J. Luther King, Jr.          5       $1,590          7(2)      $1,080           308        $4,400
----------------------------------------------------------------------------------------------------
Steven R. Purvis             5       $1,590          0           $0              79        $1,290
----------------------------------------------------------------------------------------------------
Paul W. Greenwell            2         $90           0           $0             150         $720
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
CINQUE
----------------------------------------------------------------------------------------------------
Alan Adelman                 0         $0            3           $139.8          0         $0
----------------------------------------------------------------------------------------------------
Jack Cowling                 0         $0            3           $139.8          0         $0
----------------------------------------------------------------------------------------------------
Fred Wahl                    0         $0            3           $139.8          0         $0
----------------------------------------------------------------------------------------------------
Pierre Brachet               0         $0            3           $139.8          0         $0
----------------------------------------------------------------------------------------------------

1 Includes one (1) accounts managed with a performance-based fee, representing approximately $99 million in assets.

2 Includes five (5) accounts managed with a performance-based fee, representing approximately $320 million in assets.

CONFLICTS OF INTERESTS. Each portfolio manager's management of "other accounts" may give rise to potential conflicts of interest in connection with his or her management of the Funds' investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund's. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include each portfolio manager's knowledge about the size, timing and possible market impact of a Fund's trade, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. However, the Adviser and each Sub-Adviser have established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

FROST. Potential conflicts of interest may arise because Frost engages in portfolio management activities for other clients. Frost uses a model portfolio management approach in which all accounts are mirrored to a selected model creating substantially equal treatment in terms of investment strategy and investment opportunity. Frost's trading allocation policy is designed to the best of its ability to ensure that the allocation of trades among its client accounts is done in a manner that is fair and equitable to all clients. When consistent with client objectives, orders are aggregated when possible. If a block trade is filled in different lots with the same broker, where possible, Frost will arrange for these trades to be priced at the average of all of the different lots to ensure that all the account executed at one broker receive the same price.

CAMBIAR. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with his or her management of the Frost Small Cap Equity Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio manager's knowledge about the size, timing and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund.

THORNBURG. Most investment advisors and their portfolio managers manage investments for multiple clients, including mutual funds, private accounts, and retirement plans. In any case where a portfolio manager manages the investments of two or more accounts, there is a possibility that conflicts of interest could arise between the manager's management of the Frost International Equity Fund's investments and the manager's management of other accounts. These conflicts could include: (i) allocating a favorable investment opportunity to one account but not another; (ii) directing one account to buy a security before purchases through other accounts increase the price of the security in the marketplace; (iii) giving substantially inconsistent investment directions at the same time to similar accounts, so as to benefit one account over another; and (iv) obtaining services from brokers conducting trades for one account, which are used to benefit another account. Thornburg has considered the likelihood that any material conflicts of interest could arise between a manager's management of the Fund's investments and the manager's management of other accounts. Thornburg has not identified any such conflicts that may arise, and has concluded that it has implemented policies and procedures to identify and resolve any such conflict if it did arise.

KCM. Harris L. Kempner, Jr. is one of three members of Kempner Securities GP LLC, which is the general partner for Kempner Securities LP, one of the clients managed by KCM. He also holds a limited partner interest. The Kempner Securities LP portfolio has different investment objectives than KCM's other clients and is disposed to taking greater risks. Some of the same securities purchased for KCM's value equity clients are also purchased for Kempner Securities LP, but much care is taken to ensure no special treatment is given. Stocks are primarily purchased or sold using "good until cancelled" limit orders with rotated order entry.

LKCM. The portfolio managers will be responsible for managing the Frost Mid Cap Equity Fund, other registered investment companies, other separately managed accounts, including employee benefit plans, pension plans, endowments and high-net worth individuals and, with respect to J. Luther King, Jr., certain pooled investment vehicles that charge incentive fees and/or management fees exceeding those paid by the Fund. These accounts may have investment objectives, strategies and risk profiles that are similar to that of the Fund. The portfolio managers will make investment decisions for each portfolio based on its investment objectives and guidelines, policies, practices and other relevant considerations. Consequently, the portfolio managers may purchase or sell securities at the same or different times for one portfolio and not another portfolio (including the Fund), which may affect the performance of such securities across portfolios. The portfolio managers may place securities transactions on behalf of other portfolios that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. The portfolio managers may purchase or sell for their own accounts securities that are purchased or sold on behalf of the Fund. The portfolio managers also may have a beneficial interest in accounts managed by LKCM, including certain pooled investment vehicles for which LKCM provides investment advisory services. To the extent that LKCM seeks to purchase or sell a security for more than one portfolio at the same time (including the Fund), LKCM may be unable to purchase or sell the desired quantity of the security, or may be unable to obtain as favorable a price for the security, for all affected client portfolios. LKCM's goal is to meet its fiduciary obligations to treat all clients fairly and provide high quality investment services to all its clients. Thus, LKCM has developed a variety of policies and procedures that it believes are reasonably designed to mitigate these conflicts.

CINQUE. Potential conflicts of interest may arise because Cinque provides portfolio management services for other clients besides the Frost Cinque Large Cap Buy-Write Equity Fund. Such other clients may have the same or substantially similar investment objectives as the Funds. As a result, Cinque could potentially have an incentive to favor another client account over that of the Fund, including with respect to allocation of investment opportunities. Cinque has policies and procedures in place designed to address such conflicts and to ensure that allocations among all clients are made in a fair and equitable manner. Among other things, Cinque may consider its clients' investment objectives, risk tolerance, return targets, diversification considerations, and liquidity needs.

THE ADMINISTRATOR
GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund valuation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement dated January 28, 1993, as amended and restated November 12, 2002 (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. Pursuant to a schedule to the Administration Agreement, the Administrator also serves as the shareholder servicing agent for the Funds whereby the Administrator provides certain shareholder services to the Funds.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. The Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator is entitled to a fee, which is detailed below in the following schedule:

--------------------------------------------------------------------------------
FEE (AS A PERCENTAGE OF AGGREGATE
      AVERAGE ANNUAL ASSETS)             FUNDS' AVERAGE DAILY NET ASSETS
--------------------------------------------------------------------------------
              0.10%                             First $2 billion
--------------------------------------------------------------------------------
              0.08%                        $2 billion - $3 billion
--------------------------------------------------------------------------------
              0.06%                             Over $3 billion
--------------------------------------------------------------------------------


The foregoing fee is applicable to each Fund and is subject to a minimum aggregate annual fee.
The annual minimum fee assumes that each portfolio includes up to two classes and is as follows:

     o The annual minimum fee for the Frost fund complex shall be $900,000 for the initial 8 funds.

     o For each additional fund established after the initial 8 funds in the Frost fund complex, the minimum annual fee for administrative services will be increased by $90,000.

     o In the event that a fund is comprised of more than two classes, the Frost fund complex will be subject to an additional annual fee at a rate of $15,000 per class.


Due to these minimums, the annual administration fee the Funds pay will exceed the above percentages at low asset levels.

For the fiscal years ended July 31, 2011, 2012 and 2013 the Funds paid the Administrator the following administration fees:

--------------------------------------------------------------------------------
                                             ADMINISTRATION FEES PAID
--------------------------------------------------------------------------------
FUND                                     2011           2012        2013
--------------------------------------------------------------------------------
Frost Growth Equity Fund               $284,881       $316,305    $333,085
--------------------------------------------------------------------------------
Frost Value Equity Fund                $270,403       $284,462    $254,338
--------------------------------------------------------------------------------
Frost Kempner Multi-Cap Deep
Value Equity Fund                      $164,867       $167,041    $174,155
--------------------------------------------------------------------------------
Frost Mid Cap Equity Fund               $32,386        $36,080     $20,535
--------------------------------------------------------------------------------
Frost Small Cap Equity Fund            $215,177       $178,701    $184,685
--------------------------------------------------------------------------------
Frost International Equity Fund        $291,318       $251,508    $243,787
--------------------------------------------------------------------------------
Frost Natural Resources Fund             N/A(1)        $24,437(3)  $54,660
--------------------------------------------------------------------------------
Frost Cinque Large Cap Buy-
Write Equity Fund                      N/A(1)         N/A(1)      $5,570(4)
--------------------------------------------------------------------------------
Frost Conservative Allocation  Fund   $8,173(2)      $12,272     $6,603
--------------------------------------------------------------------------------
Frost Moderate Allocation  Fund       $18,774        $11,275     $10,419
--------------------------------------------------------------------------------
Frost Total Return Bond Fund         $449,185       $667,726    $832,638
--------------------------------------------------------------------------------
Frost Credit Fund                      N/A(1)         N/A(1)      $13,460(4)
--------------------------------------------------------------------------------
Frost Low Duration Bond Fund         $233,500       $236,032    $258,734
--------------------------------------------------------------------------------
Frost Municipal Bond Fund            $152,316       $177,404    $214,855
--------------------------------------------------------------------------------
Frost Kempner Treasury and
Income Fund                           $26,801        $33,004     $28,574
--------------------------------------------------------------------------------

1    Not in operation during the period.

2 Represents the period from January 7, 2011 (commencement of Fund operations) to July 31, 2011.

3 Represents the period from September 27, 2011 (commencement of Fund operations) to July 31, 2012.

4 Represents the period from December 3, 2012 (commencement of Fund operations) to July 31, 2013.

THE DISTRIBUTOR

GENERAL. SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI, and the Trust are parties to a distribution agreement dated January 28, 1993, as amended and restated as of November 14, 2005 ("Distribution Agreement"). The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not "interested persons" of the Trust and have no direct or indirect financial interest in the operation of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Trustees of the Trust or by a majority of the outstanding shares of that Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

THE DISTRIBUTION PLAN. The Distribution Plan (the "Plan") provides that Class A Shares of each Fund pay the Distributor an annual fee of up to a maximum of 0.25% of the average daily net assets of the shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations and insurance companies including, without limit, investment counselors, broker-dealers and the Distributor's affiliates and subsidiaries (collectively, "Agents") as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with the Financial Industry Regulatory Authority ("FINRA") rules concerning sales charges.

The Trust has adopted the Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or any agreements related to the Plan ("Qualified Trustees"). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the affected Fund(s). All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

For the fiscal years ended July 31, 2011, 2012 and 2013, the Funds paid the Distributor the following distribution fees, with no distribution fees retained by the Distributor:

--------------------------------------------------------------------------------
                                                    12B-1 FEES PAID
--------------------------------------------------------------------------------
FUND                                      2011         2012          2013
--------------------------------------------------------------------------------
Frost Growth Equity Fund                $142,615     $177,032      $192,451
--------------------------------------------------------------------------------
Frost Value Equity Fund                 $122,691     $156,580      $137,728
--------------------------------------------------------------------------------
Frost Kempner Multi-Cap Deep Value
Equity Fund                              $73,935      $66,843       $60,303
--------------------------------------------------------------------------------
Frost Mid Cap Equity Fund                     $0           $0          $214
--------------------------------------------------------------------------------
Frost Small Cap Equity Fund              $82,814      $76,901       $78,180
--------------------------------------------------------------------------------
Frost International Equity Fund         $114,202     $103,166       $104,017
--------------------------------------------------------------------------------
Frost Natural Resources Fund              N/A(1)      $10,480(3)     $19,142
--------------------------------------------------------------------------------
Frost Cinque Large Cap Buy-Write
Equity Fund                             N/A(1)     N/A(1)          $4,132(4)
--------------------------------------------------------------------------------
Frost Conservative Allocation Fund       $21,187(2)   $32,182        $16,372
--------------------------------------------------------------------------------
Frost Moderate Allocation  Fund          $28,908      $19,093        $17,530
--------------------------------------------------------------------------------
Frost Total Return Bond Fund            $219,511     $273,223       $311,363
--------------------------------------------------------------------------------
Frost Credit Fund                          N/A(1)       N/A(1)       $10,054(4)
--------------------------------------------------------------------------------
Frost Low Duration Bond Fund             $74,022      $71,958        $91,927
--------------------------------------------------------------------------------
Frost Municipal Bond Fund                 $1,363       $6,406         $9,526
--------------------------------------------------------------------------------
Frost Kempner Treasury and Income
Fund                                          $0           $0             $0
--------------------------------------------------------------------------------

1    Not in operation during the period.

2 Represents the period from January 7, 2011 (commencement of Fund operations) to July 31, 2011.

3 Represents the period from September 27, 2011 (commencement of Fund operations) to July 31, 2012.

4 Represents the period from December 3, 2012 (commencement of Fund operations) to July 31, 2013.

DEALER REALLOWANCES. Class A Shares of the Funds are sold subject to a front-end sales charge as described in the Class A Shares prospectus. Selling dealers are normally reallowed 100% of the sales charge by the Distributor. The following table shows the amount of the front-end sales charge that is reallowed to dealers as a percentage of the offering price of Class A Shares.

--------------------------------------------------------------------------------
                         LESS THAN         $500,000 BUT           $1,000,000
FUND                     $500,000       LESS THAN $1,000,000      AND OVER(1)
--------------------------------------------------------------------------------
Frost Growth
Equity Fund               3.25%               2.00%                  None
--------------------------------------------------------------------------------
Frost Value Equity
Fund                      3.25%               2.00%                  None
--------------------------------------------------------------------------------
Frost Kempner
Multi-Cap Deep
Value Equity Fund         3.25%               2.00%                  None
--------------------------------------------------------------------------------
Frost Mid Cap
Equity Fund               3.25%               2.00%                  None
--------------------------------------------------------------------------------
Frost Small Cap
Equity Fund               3.25%               2.00%                  None
--------------------------------------------------------------------------------
Frost International
Equity Fund               3.25%               2.00%                  None
--------------------------------------------------------------------------------
Frost Natural
Resources Fund            3.25%               2.00%                  None
--------------------------------------------------------------------------------
Frost Cinque
Large Cap Buy-
Write Equity Fund         3.25%               2.00%                  None
--------------------------------------------------------------------------------
Frost Conservative
Allocation Fund           3.25%               2.00%                  None
--------------------------------------------------------------------------------
Frost Moderate
Allocation Fund           3.25%               2.00%                  None
--------------------------------------------------------------------------------

1 If you are in a category of investors who may purchase Fund shares without a front-end sales charge, you may be subject to a 1.00% contingent deferred sales charge if you redeem your shares within 12 months of purchase.


--------------------------------------------------------------------------------
                                       LESS THAN           $1,000,000
FUND                                   $1,000,000           AND OVER(1)
--------------------------------------------------------------------------------
Frost Total Return Bond Fund             2.25%                None
--------------------------------------------------------------------------------
Frost Credit Fund                        2.25%                None
--------------------------------------------------------------------------------
Frost Low Duration Bond
Fund                                     2.25%                None
--------------------------------------------------------------------------------
Frost Municipal Bond Fund                2.25%                None
--------------------------------------------------------------------------------
Frost Kempner Treasury and
Income Fund                              2.25%                None
--------------------------------------------------------------------------------

1 If you are in a category of investors who may purchase Fund shares without a front-end sales charge, you may be subject to a 1.00% contingent deferred sales charge if you redeem your shares within 12 months of purchase.


PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser, Sub-Advisers and/or their affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates, as incentives to help market and promote the Funds and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Funds, the Distributor or shareholders of the Funds through the financial intermediary's retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary's retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing a Fund in a financial intermediary's retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Funds; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser, Sub-Advisers and/or their affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries' customers, a flat fee or other measures as determined from time to time by the Adviser, Sub-Advisers and/or their affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

THE TRANSFER AGENT

DST Systems, Inc., 333 W. 11(th) Street, Kansas City, Missouri 64105 (the "Transfer Agent"), serves as the Funds' transfer agent.

THE CUSTODIAN

Union Bank, N.A., 350 California Street, 6th Floor, San Francisco, CA 94104 (the "Custodian"), acts as custodian of the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[XX], [Address], serves as independent registered public accounting firm for the Funds. The financial statements and notes thereto incorporated by reference have been audited by [XX], as indicated in their report with respect thereto, and are incorporated by reference in reliance on the authority of their report as experts in accounting and auditing.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and its series, including the Funds described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, Distributor and Administrator. The Trustees are responsible for overseeing the Trust's service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the funds. The Funds and their service providers employ a variety of processes, procedures and controls to identify various possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust's business (e.g., the Adviser is responsible for the day-to-day management of each Fund's portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Funds' service providers the importance of maintaining vigorous risk management.

The Trustees' role in risk oversight begins before the inception of a fund, at which time certain of the fund's service providers present the Board with information concerning the investment objectives, strategies and risks of the fund as well as proposed investment limitations for the fund. Additionally, the fund's adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust's Chief Compliance Officer, as well as personnel of the adviser and other service providers, such as the fund's independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which a fund may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the funds by the adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreement with the adviser, the Board meets with the adviser to review such services. Among other things, the Board regularly considers the adviser's adherence to the funds' investment restrictions and compliance with various fund policies and procedures and with applicable securities regulations. The Board also reviews information about the funds' investments, including, for example, portfolio holdings schedules and reports on the adviser's use of derivatives in managing the funds, if any, as well as reports on the funds' investments in ETFs, if any.

The Trust's Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and fund and adviser risk assessments. At least annually, the Trust's Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust's policies and procedures and those of its service providers, including the adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the funds' service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust's Fair Value Pricing Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the funds' financial statements, focusing on major areas of risk encountered by the funds and noting any significant deficiencies or material weaknesses in the funds' internal controls. Additionally, in connection with its oversight function, the Board oversees fund management's implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust's internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust's financial reporting and the preparation of the Trust's financial statements.

From their review of these reports and discussions with the adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the funds' goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information.
 Most of the funds' investment management and business affairs are carried out by or through the funds' adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the funds' and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board's ability to monitor and manage risk, as a practical matter, is subject to limitations.

MEMBERS OF THE BOARD. There are eight members of the Board of Trustees, six of whom are not interested persons of the Trust, as that term is defined in the 1940 Act ("independent Trustees"). Robert Nesher, an interested person of the Trust, serves as Chairman of the Board. George Sullivan, Jr., an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute a super-majority (75%) of the Board, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from fund management.

The Board of Trustees has three standing committees: the Audit Committee, Governance Committee and Fair Value Pricing Committee. The Audit Committee and Governance Committee are chaired by an independent Trustee and composed of all of the independent Trustees. In addition, the Board of Trustees has a lead independent Trustee.

In his role as lead independent Trustee, Mr. Sullivan, among other things: (i) presides over Board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates communication between the independent Trustees and management, and among the independent Trustees; (v) serves as a key point person for dealings between the independent Trustees and management; and (vi) has such other responsibilities as the Board or independent Trustees determine from time to time.

Set forth below are the names, years of birth, position with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

------------------------------------------------------------------------------------------------------------------------------------
                         POSITION WITH
NAME AND YEAR OF         TRUST AND LENGTH          PRINCIPAL OCCUPATIONS        OTHER DIRECTORSHIPS HELD IN THE
BIRTH                    OF TERM                   IN THE PAST 5 YEARS          PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Robert Nesher            Chairman of the           SEI employee 1974 to         Current Directorships: Trustee of The
(Born: 1946)             Board of Trustees(1)      present; currently           Advisors' Inner Circle Fund, Bishop
                         (since 1991)              performs various             Street Funds, SEI Daily Income Trust,
                                                   services on behalf of        SEI Institutional International Trust,
                                                   SEI Investments for          SEI Institutional Investments Trust,
                                                   which Mr. Nesher  is         SEI Institutional Managed Trust, SEI
                                                   compensated. President       Liquid Asset Trust, SEI Asset
                                                   and Director of SEI          Allocation Trust, SEI Tax Exempt
                                                   Structured Credit Fund,      Trust, Adviser Managed Trust,
                                                   LP. President and Chief      New Covenant Funds, SEI Insurance
                                                   Executive Officer of         Products Trust and The KP Funds. Director of
                                                   SEI Alpha  Strategy          SEI Global Master Fund plc, SEI Global Assets
                                                   Portfolios, LP, June         Fund plc, SEI Global Investments Fund plc, SEI
                                                   2007 to September 2013.      Investments--Global Funds Services,
                                                   President and Director       Limited, SEI Investments Global,
                                                   of SEI Opportunity           Limited, SEI Investments (Europe)
                                                   Fund, L.P. to 2010.          Ltd., SEI Investments--Unit Trust
                                                                                Management (UK) Limited, SEI
                                                                                Multi-Strategy Funds PLC and SEI Global
                                                                                Nominee Ltd.

                                                                                Former Directorships: Director of SEI
                                                                                Opportunity Fund, L.P. to 2010.
                                                                                Director of SEI Alpha Strategy Portfolios,
                                                                                LP to 2013.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                         POSITION WITH
NAME AND YEAR OF         TRUST AND LENGTH          PRINCIPAL OCCUPATIONS        OTHER DIRECTORSHIPS HELD IN THE
BIRTH                    OF TERM                   IN THE PAST 5 YEARS          PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
William M. Doran         Trustee(1)                Self-Employed                Current Directorships: Trustee of The
(Born: 1940)             (since 1991)              Consultant since 2003.       Advisors' Inner Circle Fund, Bishop
                                                   Partner at Morgan, Lewis     Street Funds, SEI Daily Income Trust,
                                                   & Bockius LLP (law           SEI Institutional International Trust,
                                                   firm) from 1976 to 2003.     SEI Institutional Investments Trust, SEI
                                                   Counsel to the Trust, SEI    Institutional Managed Trust, SEI Liquid
                                                   Investments, SIMC, the       Asset Trust, SEI Asset Allocation
                                                   Administrator and   the      Trust, SEI Tax Exempt Trust, Adviser
                                                   Distributor.                 Managed Trust, New Covenant
                                                                                Funds, SEI Insurance Products Trust
                                                                                and The KP Funds.
                                                                                Director of SEI Investments (Europe),
                                                                                Limited, SEI Investments--Global Funds
                                                                                Services, Limited, SEI Investments Global,
                                                                                Limited, SEI Investments (Asia),
                                                                                Limited, SEI Asset Korea Co., Ltd.,
                                                                                SEI Global Nominee Ltd. and SEI
                                                                                Investments -- Unit Trust Management
                                                                                (UK) Limited. Director of the
                                                                                Distributor since 2003.

                                                                                Former Directorships: Director of SEI
                                                                                Alpha Strategy Portfolios, LP to 2013.
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
John K. Darr             Trustee                   Retired. Chief               Current Directorships: Trustee of The
(Born: 1944)             (since 2008)              Executive Officer,           Advisors' Inner Circle Fund,
                                                   Office of Finance,           Bishop Street Funds and The KP Funds. Director of
                                                   Federal Home Loan            Federal Home Loan Banks of
                                                   Banks, from 1992 to          Pittsburgh, Manna, Inc. (non-profit
                                                   2007.                        developer of affordable housing for
                                                                                ownership) and Meals on Wheels,
                                                                                Lewes/Rehoboth Beach.
------------------------------------------------------------------------------------------------------------------------------------
Joseph T. Grause, Jr.    Trustee                   Self Employed                Current Directorships: Trustee of The
(Born: 1952)             (since 2011)              Consultant since January     Advisors' Inner Circle Fund,
                                                   2012. Director of            Bishop Street Funds and The KP Funds.
                                                   Endowments and               Director of The Korea Fund, Inc.
                                                   Foundations,
                                                   Morningstar Investment
                                                   Management,
                                                   Morningstar, Inc.,
                                                   February 2010 to May
                                                   2011. Director of
                                                   International Consulting
                                                   and Chief Executive
                                                   Officer of Morningstar
                                                   Associates Europe
                                                   Limited, Morningstar,
                                                   Inc., May 2007 to
                                                   February 2010. Country
                                                   Manager -- Morningstar
                                                   UK Limited,
                                                   Morningstar, Inc., June
                                                   2005 to May 2007.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                         POSITION WITH
NAME AND YEAR OF         TRUST AND LENGTH          PRINCIPAL OCCUPATIONS        OTHER DIRECTORSHIPS HELD IN THE
BIRTH                    OF TERM                   IN THE PAST 5 YEARS          PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Mitchell A. Johnson      Trustee                   Retired. Private Investor    Current Directorships: Trustee of The
(Born: 1942)             (since 2005)              since 1994.                  Advisors' Inner Circle Fund, Bishop
                                                                                Street Funds, SEI Asset Allocation
                                                                                Trust, SEI Daily Income Trust, SEI
                                                                                Institutional International Trust, SEI
                                                                                Institutional Managed Trust, SEI
                                                                                Institutional Investments Trust, SEI
                                                                                Liquid Asset Trust, SEI Tax Exempt
                                                                                Trust, Adviser Managed Trust,
                                                                                New Covenant Funds, SEI Insurance
                                                                                Products Trust and The KP Funds. Director
                                                                                of Federal Agricultural Mortgage Corporation
                                                                                (Farmer Mac) since 1997.

                                                                                Former Directorships: Director of SEI Alpha
                                                                                Strategy Portfolios, LP to 2013.
------------------------------------------------------------------------------------------------------------------------------------
Betty L. Krikorian       Trustee                   Vice President,              Current Directorships: Trustee of The
(Born: 1943)             (since 2005)              Compliance, AARP             Advisors' Inner Circle Fund,
                                                   Financial Inc., from         Bishop Street Funds and The KP Funds.
                                                   2008 to 2010. Self-
                                                   Employed Legal and
                                                   Financial Services
                                                   Consultant since 2003.
                                                   Counsel (in-house) for
                                                   State Street Bank from
                                                   1995 to 2003.
------------------------------------------------------------------------------------------------------------------------------------
Bruce Speca              Trustee                   Global Head of Asset         Current Directorships: Trustee of The
(Born: 1956)             (since 2011)              Allocation, Manulife         Advisors' Inner Circle Fund,
                                                   Asset Management             Bishop Street Funds and The KP Funds.
                                                   (subsidiary of Manulife
                                                   Financial), June 2010 to
                                                   May 2011. Executive
                                                   Vice President --
                                                   Investment Management
                                                   Services, John Hancock
                                                   Financial  Services
                                                   (subsidiary of Manulife
                                                   Financial), June 2003 to
                                                   June 2010.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                         POSITION WITH
NAME AND YEAR OF         TRUST AND LENGTH          PRINCIPAL OCCUPATIONS        OTHER DIRECTORSHIPS HELD IN THE
BIRTH                    OF TERM                   IN THE PAST 5 YEARS          PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
George J. Sullivan, Jr.  Trustee                   Retired since January        Current Directorships: Trustee/
(Born: 1942)             (since 1999)              2012. Self-employed          Director of State Street Navigator
                         Lead Independent          Consultant, Newfound         Securities Lending Trust, The
                         Trustee                   Consultants Inc., April      Advisors' Inner Circle Fund, Bishop
                                                   1997 to December 2011.       Street Funds, SEI Structured Credit
                                                                                Fund, LP, SEI Daily Income Trust, SEI
                                                                                Institutional International Trust, SEI
                                                                                Institutional Investments Trust, SEI
                                                                                Institutional Managed Trust, SEI Liquid
                                                                                Asset Trust, SEI Asset Allocation
                                                                                Trust, SEI Tax Exempt Trust, Adviser
                                                                                Managed Trust, New Covenant
                                                                                Funds, SEI Insurance Products Trust
                                                                                and The KP Funds. Member of the independent
                                                                                review committee for SEI's Canadian-
                                                                                registered mutual funds.

                                                                                Former Directorships: Director of SEI
                                                                                Opportunity Fund, L.P. to 2010.
                                                                                Director of SEI Alpha Strategy Portfolios,
                                                                                LP to 2013.
------------------------------------------------------------------------------------------------------------------------------------


1 Denotes Trustees who may be deemed to be "interested" persons of the Funds as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

INDIVIDUAL TRUSTEE QUALIFICATIONS

The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Funds' shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Nesher should serve as Trustee because of the experience he has gained in his various roles with SEI Investments Company, which he joined in 1974, his knowledge of and experience in the financial services industry, and the experience he has gained serving as a trustee of the Trust since 1991.

The Trust has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry, and the experience he has gained serving as a trustee of the Trust since 1991.

The Trust has concluded that Mr. Darr should serve as Trustee because of his background in economics, the business experience he gained in a variety of roles with different financial and banking institutions and as a founder of a money management firm, his knowledge of the financial services industry, and the experience he has gained serving as a trustee of the Trust since 2008.

The Trust has concluded that Mr. Grause should serve as Trustee because of the knowledge and experience he gained in a variety of leadership roles with different financial institutions, his knowledge of the mutual fund and investment management industries, and his past experience as an interested trustee and chair of the investment committee for a multi-managed investment company.

The Trust has concluded that Mr. Johnson should serve as Trustee because of the experience he gained as a senior vice president, corporate finance, of a Fortune 500 company, his experience in and knowledge of the financial services and banking industries, the experience he gained serving as a director of other mutual funds, and the experience he has gained serving as a trustee of the Trust since 2005.

The Trust has concluded that Ms. Krikorian should serve as Trustee because of the experience she gained serving as a legal and financial services consultant, in-house counsel to a large custodian bank and Vice President of Compliance of an investment adviser, her background in fiduciary and banking law, her experience in and knowledge of the financial services industry, and the experience she has gained serving as a trustee of the Trust since 2005.

The Trust has concluded that Mr. Speca should serve as Trustee because of the knowledge and experience he gained serving as president of a mutual fund company and portfolio manager for a $95 billion complex of asset allocation funds, and his over 25 years of experience working in a management capacity with mutual fund boards.

The Trust has concluded that Mr. Sullivan should serve as Trustee because of the experience he gained as a certified public accountant and financial consultant, his experience in and knowledge of public company accounting and auditing and the financial services industry, the experience he gained as an officer of a large financial services firm in its operations department, and his experience from serving as a trustee of the Trust since 1999.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.

BOARD COMMITTEES. The Board has established the following standing committees:

o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as each fund's independent registered public accounting firm and whether to terminate this relationship; (ii) reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; (iii) pre-approving audit and non- audit services provided by each fund's independent registered public accounting firm to the Trust and certain other affiliated entities; (iv) serving as a channel of communication between the independent registered public accounting firm and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; (vi) reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' reports on the adequacy of the Trust's internal financial controls; (viii) reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and (ix) other audit related matters. Messrs. Darr, Grause, Johnson, Speca and Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. Mr. Sullivan serves as the Chairman of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four (4) times during the most recently completed fiscal year.

o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher, interested trustee, currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met fifteen (15) times during the most recently completed fiscal year.

o GOVERNANCE COMMITTEE. The Board has a standing Governance Committee (formerly the Nominating Committee) that is composed of each of the independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self-assessment of the Board's operations; (iii) selecting and nominating all persons to serve as independent Trustees and evaluating the qualifications of "interested" Trustee candidates; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust's office. Ms. Krikorian and Messrs. Darr, Grause, Johnson, Speca and Sullivan currently serve as members of the Governance Committee. Ms. Krikorian serves as the Chairman of the Governance Committee. The Governance Committee meets periodically, as necessary, and did not meet during the most recently completed fiscal year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

------------------------------------------------------------------------------------------
                             DOLLAR RANGE OF            AGGREGATE DOLLAR RANGE OF SHARES
NAME                          FUND SHARES (1)         (ALL FUNDS IN THE FUND COMPLEX)(1,2)
------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------
Doran                             [XX]                                [XX]
------------------------------------------------------------------------------------------
Nesher                            [XX]                                [XX]
------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------
Darr                              [XX]                                [XX]
------------------------------------------------------------------------------------------
Grause                            [XX]                                [XX]
------------------------------------------------------------------------------------------
Johnson                           [XX]                                [XX]
------------------------------------------------------------------------------------------
Krikorian                         [XX]                                [XX]
------------------------------------------------------------------------------------------
Speca                             [XX]                                [XX]
------------------------------------------------------------------------------------------
Sullivan                          [XX]                                [XX]
------------------------------------------------------------------------------------------

(1) Valuation date is December 31, 2013.

(2) The Trust is the only investment company in the Fund Complex.

BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.

---------------------------------------------------------------------------------------------------------------------
                                                                 ESTIMATED
                    AGGREGATE        PENSION OR RETIREMENT        ANNUAL
                   COMPENSATION       BENEFITS ACCRUED AS      BENEFITS UPON     TOTAL COMPENSATION FROM THE
NAME              FROM THE TRUST     PART OF FUND EXPENSES      RETIREMENT       TRUST AND FUND COMPLEX(1)
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Doran               $0                       N/A                   N/A          $0 for service on one (1) board
---------------------------------------------------------------------------------------------------------------------
Nesher              $0                       N/A                   N/A          $0 for service on one (1) board
---------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Darr                $40,485                  N/A                   N/A          $40,485  for service on one (1) board
---------------------------------------------------------------------------------------------------------------------
Grause              $40,485                  N/A                   N/A          $40,485  for service on one (1) board
---------------------------------------------------------------------------------------------------------------------
Johnson             $40,485                  N/A                   N/A          $40,485  for service on one (1) board
---------------------------------------------------------------------------------------------------------------------
Krikorian           $40,485                  N/A                   N/A          $40,485  for service on one (1) board
---------------------------------------------------------------------------------------------------------------------
Speca               $40,485                  N/A                   N/A          $40,485  for service on one (1) board
---------------------------------------------------------------------------------------------------------------------
Sullivan            $40,485                  N/A                   N/A          $40,485  for service on one (1) board
---------------------------------------------------------------------------------------------------------------------

1     The Trust is the only investment company in the Fund Complex.

TRUST OFFICERS. Set forth below are the names, years of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI
Investments Company or its affiliates act as investment manager, administrator or distributor.

------------------------------------------------------------------------------------------------------------------------------------
NAME AND YEAR        POSITION WITH TRUST AND LENGTH OF      PRINCIPAL OCCUPATIONS IN PAST 5 YEARS
OF BIRTH             TERM
------------------------------------------------------------------------------------------------------------------------------------
Michael Beattie      President                              Director of Client Service, SEI Investments
(Born: 1965)         (since 2011)                           Company, since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Michael Lawson       Treasurer, Controller and Chief        Director, SEI Investments, Fund Accounting
(Born: 1960)         Financial Officer                      since July 2005. Manager, SEI Investments,
                     (since 2005)                           Fund Accounting at SEI Investments AVP from
                                                            April 1995 to February 1998 and November
                                                            1998 to July 2005.
------------------------------------------------------------------------------------------------------------------------------------
Russell Emery        Chief Compliance Officer               Chief Compliance Officer of SEI Structured
(Born: 1962)         (since 2006)                           Credit Fund, LP since June 2007.
                                                            Chief Compliance Officer of  SEI Alpha Strategy
                                                            Portfolios, LP from June 2007 to September 2013.
                                                            Chief Compliance Officer of The Advisors' Inner
                                                            Circle Fund, Bishop Street Funds, SEI Institutional
                                                            Managed Trust, SEI Asset Allocation Trust, SEI
                                                            Institutional International Trust, SEI Institutional
                                                            Investments Trust, SEI Daily Income Trust, SEI
                                                            Liquid Asset Trust, SEI Tax Exempt Trust,
                                                            Adviser Managed Trust, New Covenant Funds, SEI
                                                            Insurance Products Trust and The KP Funds. Chief
                                                            Compliance Officer of SEI Opportunity Fund, L.P. until
                                                            2010. Director of Investment Product Management and Development, SEI
                                                            Investments, since February 2003; Senior
                                                            Investment Analyst -- Equity Team, SEI
                                                            Investments, from March 2000 to February 2003.
------------------------------------------------------------------------------------------------------------------------------------
Lisa Whittaker       Vice President and Assistant           Attorney, SEI Investments Company (2012-present).
(Born: 1978)         Secretary                              Associate Counsel and Compliance Officer, The Glenmede
                     (since 2013)                           Trust Company, N.A. (2011-2012). Associate, Drinker
                                                            Biddle & Reath LLP (2006-2011).
------------------------------------------------------------------------------------------------------------------------------------
Dianne M.            Vice President and Secretary           Counsel at SEI Investments since 2010. Associate
Descoteaux           (since 2011)                           at Morgan, Lewis & Bockius LLP from 2006 to
(Born: 1977)                                                2010.
------------------------------------------------------------------------------------------------------------------------------------
John Munch           Vice President and Assistant           Attorney, SEI Investments Company, since 2001.
(Born: 1971)         Secretary                              General Counsel, SEI Investments Distribution
                     (since 2012)                           Co., since 2004.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
NAME AND YEAR        POSITION WITH TRUST AND LENGTH OF      PRINCIPAL OCCUPATIONS IN PAST 5 YEARS
OF BIRTH             TERM
------------------------------------------------------------------------------------------------------------------------------------
Edward               Privacy Officer                        Compliance Manager of SEI Investments
McCusker             (since 2013)                           Company, May 2011 -- April 2013. Project
(Born: 1983)                                                Manager and AML Operations Lead of SEI
                     AML Officer                            Private Trust Company, September 2010 -- May
                     (since 2013)                           2011. Private Banking Client Service
                                                            Professional of SEI Private Banking and Trust,
                                                            September 2008 -- September 2010.
------------------------------------------------------------------------------------------------------------------------------------

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange ("NYSE") is open for business. Shares of the Funds are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Funds for any period during which the NYSE, the Adviser, the Sub-Advisers, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. The Funds adhere to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. Eastern Time if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of a Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of a Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees.

DERIVATIVES AND OTHER COMPLEX SECURITIES. Exchange traded options on securities and indices purchased by the Funds generally are valued at their last trade price or, if there is no last trade price, the last bid price. Exchange traded options on securities and indices written by the Funds generally are valued at their last trade price or, if there is no last trade price, the last asked price. In the case of options traded in the over-the-counter market, if the OTC option is also an exchange traded option, the Funds will follow the rules regarding the valuation of exchange traded options. If the OTC option is not also an exchange traded option, the Funds will value the option at fair value in accordance with procedures adopted by the Board. Futures contracts and options on futures contracts are valued at the last trade price prior to the end of the Funds' pricing cycle.

Illiquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets will be valued either at the average of the last bid price of the securities obtained from two or more dealers or otherwise at their respective fair value as determined in good faith by, or under procedures established by the Board. The Board has adopted fair valuation procedures for the Funds and has delegated responsibility for fair value determinations to the Fair Valuation Committee. The members of the Fair Valuation Committee report, as necessary, to the Board regarding portfolio valuation determination. The Board, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Funds are valued at fair value.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Administrator, market prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board.
 The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Funds and their shareholders that is intended to supplement the discussion contained in the Funds' prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Funds' prospectuses is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATIONS AS A REGULATED INVESTMENT COMPANY ("RIC")

Each Fund intends to qualify and elects to be treated as a RIC under Subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The Board reserves the right not to maintain the qualification of each Fund as a RIC if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, each Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. One requirement is that at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income, including, generally, certain gains from options, futures, and forward contracts derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in qualified publicly traded partnerships (the "Qualifying Income Test"). A second requirement is that: (i) at the end of each fiscal quarter of each Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, and (ii) at the end of each fiscal quarter of each Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers that each Fund controls and which are engaged in the same, or similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the "Asset Diversification
Test").

If a Fund fails to satisfy the Qualifying Income Test or the Asset Diversification Test in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If a Fund fails to qualify as a RIC for any year, and the relief provisions are not available, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction and individuals may be able to benefit from the lower tax rates available to qualified dividend income, subject to certain limitations. This treatment would also apply to any portion of the distributions that might have been treated in the shareholder's hands as long-term capital gains, as discussed below, had the Fund qualified as a RIC. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

For taxable years beginning after December 22, 2010, a Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such "qualified late year loss" as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar. A "qualified late year loss" generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as "post-October losses") and certain other late-year losses.

If a Fund has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010 (a "Post-2010 Loss"), the excess of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. A Fund's unused capital loss carryforwards that arose in taxable years that began on or before December 22, 2010 ("Pre-2011 Losses") are available to be applied against future capital gains, if any, realized by the Fund prior to the expiration of those carryforwards, generally eight years after the year in which they arose. A Fund's Post-2010 Losses must be fully utilized before the Fund will be permitted to utilize carryforwards of Pre-2011 Losses. The carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.

FEDERAL EXCISE TAX


Notwithstanding the Distribution Requirement described above, which only requires each Fund to distribute at least 90% of its annual investment company income and does not require any minimum distribution of net capital gain, each Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98% of its ordinary income for that year and 98.2% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. The Funds intend to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. A Fund may, in certain circumstances, be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

SHAREHOLDER TREATMENT

The Funds' dividends that are paid to their corporate shareholders and are attributable to qualifying dividends they received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation.

The Funds receive income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Funds, constitutes the Funds' net investment income from which dividends may be paid to you. Any distributions by the Funds (except the Frost Municipal Bond Fund, see below) from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Funds currently are eligible for the reduced maximum tax rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Funds receive qualified dividend income on the securities they hold and the Funds designate the distribution as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from a Fund's assets before it calculates the net asset value) with respect to such dividend (and a Fund also satisfies those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Distributions that a Fund receives from another investment company or ETF taxable as a RIC will be treated as qualified dividend income only to the extent so designated by such investment company or ETF. Distributions by a Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of a Fund's net capital gains will be taxable as long-term capital gains regardless of how long a Fund's shares have been held by the shareholder.

It is expected that the Frost Low Duration Bond Fund, Frost Total Return Bond Fund, and Frost Kempner Treasury and Income Fund receive income generally in the form of interest derived from such Fund's investments, and distributions of such earnings will be taxable to shareholders as ordinary income. However, these Funds may derive capital gains and losses in connection with sales or other dispositions of their portfolio securities. Distributions of long-term capital gains are taxable as capital gains, while distributions of short-term capital gains and net investment income are generally taxable to shareholders as ordinary income.

Because the Frost Low Duration Bond Fund, Frost Total Return Bond Fund, Frost Kempner Treasury and Income Fund, and Frost Municipal Bond Fund will receive income generally in the form of interest derived from their investments, none of their dividends are expected to qualify under the Code for the dividends received deductions for corporations or for the lower tax rates on qualified dividend income.

The Funds will report annually to their shareholders the amount of ordinary income dividends, qualified dividend income and capital gains distributions, if any.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be re-characterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Funds and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Shareholders who have not held Fund shares for a full year should be aware that a Fund may designate and distribute, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of investment in such Fund. If you buy shares when a Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and gains and receiving back a portion of the price in the form of a taxable distribution.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by a Fund (and received by the shareholders) on December 31 of the year declared.

Any gain or loss recognized on a sale, exchange, or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

Effective beginning January 1, 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a new 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of a Fund). "Net investment income" does not include distributions of exempt-interest.

Each Fund (or its administrative agent) must report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition, the Fund is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares the Fund will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including average basis. In the absence of an election, a Fund will use the average basis method as the default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. The requirement to report the gross proceeds from the sale of Fund shares continues to apply to all Fund shares acquired through December 31, 2011, and sold on and after that date.

SPECIAL TAX CONSIDERATIONS FOR SHAREHOLDERS OF THE FROST MUNICIPAL BOND FUND. The Frost Municipal Bond Fund intends to satisfy conditions (including requirements as to the proportion of its assets invested in municipal obligations) that will enable it to designate distributions from the interest income generated by investments in municipal obligations, which is exempt from regular federal income tax when received by such Fund, as exempt-interest dividends. Shareholders receiving exempt-interest dividends will not be subject to regular federal income tax on the amount of such dividends, but may (as discussed below) become subject to the federal alternative minimum tax. Insurance proceeds received by the Frost Municipal Bond Fund under any insurance policies in respect of scheduled interest payments on defaulted municipal obligations will generally be excludable from federal gross income under Section 103(a) of the Code. In the case of non-appropriation by a political subdivision, however, there can be no assurance that payments made by the insurer representing interest on non-appropriation lease obligations will be excludable from gross income for federal income tax purposes.

Because the Frost Municipal Bond Fund may invest in private activity bonds (within the meaning of Section 141 of the Code), the interest on which is not federally tax-exempt to persons who are "substantial users" of the facilities financed by such bonds or "related persons" of such "substantial users," the Fund may not be an appropriate investment for shareholders who are considered either a "substantial user" or a "related person" within the meaning of the Code. For additional information, investors should consult their tax advisors before investing in the Fund.

Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals. Interest on certain municipal obligations that meet the definition of private activity bonds under the Code is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that the Frost Municipal Bond Fund receives income from private activity bonds, a portion of the dividends paid by it, although otherwise exempt from federal income tax, will be taxable to those shareholders subject to the alternative minimum tax regime. The Fund will annually supply shareholders with a report indicating the percentage of the Fund's income attributable to municipal obligations required to be included in calculating the federal alternative minimum tax.

In addition, the alternative minimum taxable income for corporations is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on all municipal obligations, and therefore all distributions by the Frost Municipal Bond Fund that would otherwise be tax-exempt, is included in calculating a corporation's adjusted current earnings.

Tax-exempt income, including exempt-interest dividends paid by the Frost Municipal Bond Fund, are taken into account in determining whether a portion of such Fund shareholder's social security or railroad retirement benefits will be subject to federal income tax.

The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of any Fund that distributes exempt-interest dividends may be disallowed as a deduction in whole or in part (depending upon the amount of exempt-interest dividends distributed in comparison to other taxable distributions). Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares of a Fund may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

Depending on a shareholder's state of residence, exempt interest dividends from interest earned on municipal obligations of a state, or its political subdivisions may be exempt in the hands of such shareholder from income tax in that state. However, income from municipal obligations of a state other than the shareholder's state of residence generally will not qualify for tax-free treatment for such shareholder.

FOREIGN TAXES. Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions that would reduce the yield on a Fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to, and will, file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit or a deduction with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, the Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders' federal income tax. If a Fund makes the election, the Fund will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions. Based upon its investment objectives, the Frost International Equity Fund may be eligible to make the election.

Foreign tax credits, if any, received by a Fund as a result of an investment in another RIC (including an ETF which is taxable as a RIC) will not be passed through to you unless the Fund qualifies as a "qualified fund of funds" under the Code. If a Fund is a "qualified fund of funds" it will be eligible to file an election with the IRS that will enable the Fund to pass along these foreign tax credits to its shareholders. A Fund will be treated as a "qualified fund of funds" under the Code if at least 50% of the value of the Fund's total assets (at the close of each quarter of the Fund's taxable year) is represented by interests in other RICs.

STATE TAXES. Depending upon state and local law, distributions by the Funds to their shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. It is expected that each Fund will not be liable for any corporate excise, income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purpose. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Funds.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Funds. Investment in Government National Mortgage Association ("Ginnie Mae") or Federal National Mortgage Association ("Fannie Mae") securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

TAX TREATMENT OF COMPLEX SECURITIES. The Funds may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Funds are treated as ordinary income or capital gain, accelerate the recognition of income to the Funds and/or defer the Funds' ability to recognize losses, and, in limited cases, subject the Funds' to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Funds.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Funds. Similarly, foreign exchange losses realized by the Funds on the sale of debt securities are generally treated as ordinary losses by the Funds. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Funds' ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Funds' ordinary income distributions to you, and may cause some or all of the Funds' previously distributed income to be classified as a return of capital.

With respect to investments in STRIPS, TRs, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

MLPS. Certain Funds intend to invest in certain MLPs and other entities which may be treated as qualified publicly traded partnerships, as defined in Section 851(h) of the Code ("QPTP"). A QPTP is an entity that is treated as a partnership for federal income tax purposes (1) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (2) that derives at least 90% of its income from passive sources defined in Code Section 7704(d), and (3) that derives less than 90% of its income from the qualifying income sources in the Qualifying Income Test. The net income from QPTPs is qualifying income for purposes of the Qualifying Income Test, but a Fund's investment in one or more of such QPTPs is limited under the Diversification Test to no more than 25% of the value of the Fund's assets. The Funds will monitor their investments in such QPTPs in order to ensure compliance with the Qualifying Income Test and Diversification Test. Please see the discussion regarding the consequences of failing to satisfy one of these RIC qualification tests set forth above.

INVESTMENT IN CERTAIN ETFS AND ETNS. The Funds may make investments into one or more exchange traded products, such as ETNs or ETFs, swaps or other investments that may raise questions regarding the qualification of the income from such investments as qualifying income under the Qualifying Income Test. The Funds intend to monitor its investments and the character of its income to ensure it will satisfy the Qualifying Income Test, but it is possible that a Fund may fail to qualify as a RIC in a given tax year in which it fails the Qualifying Income Test. Please see the discussion regarding the consequences of failing to satisfy one of these RIC qualification tests set forth above.

REITS. The Funds may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund's investments in REIT equity securities may at other times result in a Fund's receipt of cash in excess of the REIT's earnings if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends received deduction.

Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income ("UBTI"). Under current law, the Funds generally serve to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in the Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits ("REMICs"); (ii) the Fund invests in a REIT that is a taxable mortgage pool ("TMP") or that has a subsidiary that is TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. There are no restrictions preventing a Fund from holding investments in REITs that hold residual interests in REMICs, and a Fund may do so. Charitable remainder trusts are subject to special rules and should consult their tax adviser. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisors regarding these issues.

Under Treasury Regulations, generally, if an individual shareholder recognizes a loss of $2 million or more or if a corporate shareholder recognizes a loss of $10 million or more, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of securities are in many cases exempt from this reporting requirement, but under current guidance, shareholders of a RIC are not exempt. Future guidance may extend for current exemption from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

SPECIAL TAX CONSIDERATIONS. In general, with respect to the Funds, gains from "foreign currencies" and from foreign currency options, foreign currency futures, and forward foreign exchange contracts ("forward contracts") relating to investments in stock, securities, or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument for purposes of the RIC diversification requirements applicable to a Fund.

Under the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (I.E., unless certain special rules apply, currencies other than the U.S. Dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not "regulated futures contracts," and from unlisted options will be treated as ordinary income or loss under the Code. Also, certain foreign exchange gains derived with respect to foreign fixed-income securities are also subject to special treatment. In general, any such gains or losses will increase or decrease the amount of a Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of a Fund's net capital gain. Additionally, if such losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary dividend distributions.

If a Fund owns shares in certain foreign investment entities, referred to as "passive foreign investment companies" or "PFICs", the Fund will be subject to one of the following special tax regimes: (i) the Fund would be liable for U.S. federal income tax, and an additional interest charge, on a portion of any "excess distribution" from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a "qualified electing fund" or "QEF", the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above.

BACKUP WITHHOLDING. In certain cases, a Fund will be required to withhold, and remit to the U.S. Treasury, 28% of any distributions paid to a shareholder who:
(1) has failed to provide a correct taxpayer identification number; (2) is subject to backup withholding by the IRS; (3) has not certified to that Fund that such shareholder is not subject to backup withholding; or (4) has failed to certify that he or she is a U.S. citizen or U.S. resident alien.

A U.S. withholding tax at a 30% rate will be imposed on dividends beginning after June 30, 2014 (and proceeds of sales in respect of Fund shares received by Fund shareholders beginning after December 31, 2016) for shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. The Funds will not pay any additional amounts in respect to any amounts withheld.

Non-U.S. investors in the Funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Funds regarding the applicable rate of U.S. withholding tax on amounts treated as ordinary dividends from a Fund and the applicability of U.S. gift and estate taxes.

If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on income and capital gains distribution from a Fund, until you begin receiving payments from your retirement account. You should consult your tax adviser regarding the tax rules that apply to your retirement account.

Shareholders are urged to consult their own tax advisors regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

FUND TRANSACTIONS

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money Market Securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Funds will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or Fund may obtain, it is the opinion of the Adviser that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Funds.

For the fiscal years ended July 31, 2011, 2012 and 2013, the Funds paid the following aggregate brokerage commissions on portfolio transactions:

-----------------------------------------------------------------------------------------
                                  AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
FUND                                2011                 2012                  2013
-----------------------------------------------------------------------------------------
Frost Growth Equity Fund          $273,523             $331,291              $213,870
-----------------------------------------------------------------------------------------
Frost Value Equity Fund           $667,915             $831,199              $663,545
-----------------------------------------------------------------------------------------
Frost Kempner Multi-Cap
Deep Value Equity Fund            $118,379             $105,793              $122,618
-----------------------------------------------------------------------------------------
Frost Mid Cap Equity Fund          $84,248             $143,003              $56,799
-----------------------------------------------------------------------------------------
Frost Small Cap Equity
Fund                              $708,622             $675,289              $557,230
-----------------------------------------------------------------------------------------
Frost International Equity
Fund                              $185,008             $140,231              $217,527
-----------------------------------------------------------------------------------------
Frost Natural Resources
Fund                              N/A(1)               $100,833(2)           $89,522
-----------------------------------------------------------------------------------------
Frost Cinque Large Cap
Buy-Write Equity Fund             N/A(1)               N/A(1)                $17,141(4)
-----------------------------------------------------------------------------------------
Frost Conservative Allocation
Fund                              $58,770(3)           $85,574               $22,331
-----------------------------------------------------------------------------------------
Frost Moderate Allocation
Fund                              $12,954              $3,891                $3,226
-----------------------------------------------------------------------------------------
Frost Total Return Bond
Fund                              $0                   $0                    $0
-----------------------------------------------------------------------------------------
Frost Credit Fund                 N/A(1)               N/A(1)                $0(4)
-----------------------------------------------------------------------------------------
Frost Low Duration Bond
Fund                              $0                   $0                    $0
-----------------------------------------------------------------------------------------
Frost Municipal Bond Fund         $0                   $0                    $0
-----------------------------------------------------------------------------------------
Frost Kempner Treasury
and Income Fund                   $0                   $0                    $0
-----------------------------------------------------------------------------------------

1    Not in operation during the period.

2 Represents the period from September 27, 2011 (commencement of Fund operations) to July 31, 2012.

3 Represents the period from January 7, 2011 (commencement of Fund operations) to July 31, 2011.

4 Represents the period from December 3, 2012 (commencement of Fund operations) to July 31, 2013.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, Fund strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to each Fund.

To the extent that research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Funds' Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Funds may purchase new issues of securities in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the fiscal year ended July 31, 2013, the Funds paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:

------------------------------------------------------------------------------------------------------------------------------------
                                                                              TOTAL DOLLAR AMOUNT OF
                                             TOTAL DOLLAR AMOUNT OF           TRANSACTIONS INVOLVING
FUND                                         BROKERAGE COMMISSIONS            BROKERAGE COMMISSIONS
                                             FOR RESEARCH SERVICES            FOR RESEARCH SERVICES
------------------------------------------------------------------------------------------------------------------------------------
Frost Growth Equity Fund                     $213,870                         $239,037,287
------------------------------------------------------------------------------------------------------------------------------------
Frost Value Equity Fund                      $664,927                         $458,038,747
------------------------------------------------------------------------------------------------------------------------------------
Frost Kempner Multi-Cap Deep Value
Equity Fund                                  $0                               $0
------------------------------------------------------------------------------------------------------------------------------------
Frost Mid Cap Equity Fund                    $42,702                          $6,948,256
------------------------------------------------------------------------------------------------------------------------------------
Frost Small Cap Equity Fund                  $161,015                         $137,050,461
------------------------------------------------------------------------------------------------------------------------------------
Frost International Equity Fund              $215,657                         $244,898,608
------------------------------------------------------------------------------------------------------------------------------------
Frost Natural Resources Fund                 $89,522                          $55,733,501
------------------------------------------------------------------------------------------------------------------------------------
Frost Cinque Large Cap Buy-Write
Equity Fund                                  $16,474(1)                       $13,895,257(1)
------------------------------------------------------------------------------------------------------------------------------------
Frost Conservative Allocation Fund           $20,194                          $12,769,198
------------------------------------------------------------------------------------------------------------------------------------
Frost Moderate Allocation Fund               $3,226                           $4,211,639
------------------------------------------------------------------------------------------------------------------------------------
Frost Total Return Bond Fund                 $0                               $0
------------------------------------------------------------------------------------------------------------------------------------
Frost Credit Fund                            $0(1)                            $0(1)
------------------------------------------------------------------------------------------------------------------------------------
Frost Low Duration Bond Fund                 $0                               $0
------------------------------------------------------------------------------------------------------------------------------------
Frost Municipal Bond Fund                    $0                               $0
------------------------------------------------------------------------------------------------------------------------------------
Frost Kempner Treasury and Income
Fund                                         $0                               $0
------------------------------------------------------------------------------------------------------------------------------------

1 Represents the period from December 3, 2012 (commencement of Fund operations) to July 31, 2013.

BROKERAGE WITH FUND AFFILIATES. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934 (the "1934 Act") and rules promulgated by the SEC. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended July 31, 2011, 2012 and 2013, the Funds paid the following aggregate brokerage commissions on portfolio transactions effected by affiliated brokers. All amounts shown were paid to the Distributor.

------------------------------------------------------------------------------------------------------------------------------------
                     AGGREGATE DOLLAR AMOUNT OF         PERCENTAGE OF TOTAL             PERCENTAGE OF TOTAL
                     BROKERAGE COMMISSIONS PAID TO      BROKERAGE COMMISSIONS           BROKERAGE TRANSACTIONS
                     AFFILIATED BROKERS                 PAID TO AFFILIATED BROKERS      EFFECTED THROUGH
FUND                                                                                    AFFILIATED BROKERS
------------------------------------------------------------------------------------------------------------------------------------
                       2011     2012       2013           2011    2012     2013          2011    2012     2013
------------------------------------------------------------------------------------------------------------------------------------
Frost Growth
Equity Fund          $167,722 $181,534   $82,817        61.3%   54.8%    38.7%          61.3%   60.8%    54.2%
------------------------------------------------------------------------------------------------------------------------------------
Frost Value
Equity Fund          $356,807 $567,066   $350,836       53.4%   68.5%    52.8%          53.4%   68.5     54.8%
------------------------------------------------------------------------------------------------------------------------------------
Frost Kempner
Multi-Cap Deep
Value Equity
Fund                 $0       $0         $0             0%      0%       0%             0%      0%       0%
------------------------------------------------------------------------------------------------------------------------------------
Frost Mid Cap
Equity Fund          $0       $0         $0             0%      0%       0%             0%      0%       0%
------------------------------------------------------------------------------------------------------------------------------------
Frost Small Cap
Equity Fund          $0       $0         $0             0%      0%       0%             0%      0%       0%
------------------------------------------------------------------------------------------------------------------------------------
Frost
International
Equity Fund          $0       $0         $0             0%      0%       0%             0%      0%       0%
------------------------------------------------------------------------------------------------------------------------------------
Frost Natural
Resources Fund       N/A(1)   $74,018(3) $67,872        N/A(1)  73.4%(3) 75.8%          N/A(1)  78.9%(3) 93.5%
------------------------------------------------------------------------------------------------------------------------------------
Frost Cinque
Large Cap Buy-
Write Equity
Fund                 N/A(1)   N/A(1)     $0(4)          N/A(1)  N/A(1)   0%(4)          N/A(1)  N/A(1)   0%(4)
------------------------------------------------------------------------------------------------------------------------------------
Frost
Conservative
Allocation Fund      $70(2)   $145       $3             0.1%(2) 0.2%     0%             0.1%(2) 0.2%     0.8%
------------------------------------------------------------------------------------------------------------------------------------
Frost Moderate
Allocation Fund      $8,710    $2,668    $2,589           67.2%  68.6%     100%         67.2%    75.6%    100%
------------------------------------------------------------------------------------------------------------------------------------
Frost Total
Return Bond
Fund                 $0        $0        $0                  0%     0%       0%            0%       0%      0%
------------------------------------------------------------------------------------------------------------------------------------
Frost Credit
Fund                 N/A(1)     N/A(1)   $0(4)            N/A(1)  N/A(1)   0%(4)        N/A(1)    N/A(1)   0%(4)
------------------------------------------------------------------------------------------------------------------------------------
Frost Low
Duration Bond
Fund                 $0       $0         $0                  0%     0%       0%            0%       0%     0%
------------------------------------------------------------------------------------------------------------------------------------
Frost Municipal
Bond Fund            $0       $0         $0                  0%     0%       0%            0%       0%     0%
------------------------------------------------------------------------------------------------------------------------------------
Frost Kempner
Treasury and
Income Fund          $0       $0         $0                  0%     0%       0%            0%       0%     0%
------------------------------------------------------------------------------------------------------------------------------------

1    Not in operation during the period.

2 Represents the period from January 7, 2011 (commencement of Fund operations) to July 31, 2011.

3 Represents the period from September 27, 2011 (commencement of Fund operations) to July 31, 2012.

4 Represents the period from December 3, 2012 (commencement of Fund operations) to July 31, 2013.

SECURITIES OF "REGULAR BROKER-DEALERS." The Funds are required to identify any securities of their "regular brokers and dealers" (as such term is defined in the 1940 Act) that each Fund held during its most recent fiscal year. During the most recent fiscal year, the following Funds held securities of their "regular brokers or dealers" as follows:

------------------------------------------------------------------------------------------------------------------------------------
FUND                             NAME OF           TYPE OF SECURITY      DOLLAR AMOUNT AT
                              BROKER/DEALER             HELD             FYE (IN THOUSANDS)
------------------------------------------------------------------------------------------------------------------------------------
Frost Value Equity Fund       JP Morgan Chase      Equity               $10,230
------------------------------------------------------------------------------------------------------------------------------------
Frost Kempner Multi Cap       Barclays             Equity               $2,863
Deep Value Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
Frost Low Duration Bond       Morgan Stanley       Debt                  $1,010
Fund                          ------------------------------------------------------------------------------------------------------
                              Bank of America      Debt                  $979
                              ------------------------------------------------------------------------------------------------------
                              Chase                Debt                  $1,105
------------------------------------------------------------------------------------------------------------------------------------
Frost Total Return Fund       Morgan Stanley       Debt                  $48,170
                              ------------------------------------------------------------------------------------------------------
                              Merrill Lynch        Debt                  $2,974
                              ------------------------------------------------------------------------------------------------------
                              Bank of America      Debt                  $19,905
                              ------------------------------------------------------------------------------------------------------
                              CitiGroup            Debt                  $10,033
                              ------------------------------------------------------------------------------------------------------
                              Chase                Debt                  $23,212
                              ------------------------------------------------------------------------------------------------------
                              Wachovia             Debt                  $49
                              ------------------------------------------------------------------------------------------------------
                              Jeffries             Debt                  $12,290
                              ------------------------------------------------------------------------------------------------------
                              Barclays             Debt                  $3,980
------------------------------------------------------------------------------------------------------------------------------------
Frost Moderate Allocation
Fund                          Barclays             Equity                $224
------------------------------------------------------------------------------------------------------------------------------------
Frost Credit Fund             Barclays             Debt                  $1,244
------------------------------------------------------------------------------------------------------------------------------------
                              Jeffries             Debt                  $1,010
                             -------------------------------------------------------------------------------------------------------
                              Bank of America      Debt                  $976
                             -------------------------------------------------------------------------------------------------------
                              CitiGroup            Debt                  $260
                             -------------------------------------------------------------------------------------------------------
                              JP Morgan Chase      Debt                  $1,676
------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO HOLDINGS

The Board has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Funds' portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Funds' shareholders and those of the Funds' Adviser, Sub-Advisers, principal underwriter, or any affiliated person of the Funds, the Adviser, the Sub-Advisers or the principal underwriter. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer ("Adviser CCO") to authorize the release of the Funds' portfolio holdings, as necessary, in conformity with the foregoing principles. The Adviser CCO, either directly or through reports by the Funds' Chief Compliance Officer, reports quarterly to the Board regarding the operation and administration of such policies and procedures.

Pursuant to applicable law, the Funds are required to disclose their complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each October 31, January 31, April 30, and July 31). Each Fund will disclose a complete or summary schedule of investments (which includes each of the Fund's 50 largest holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds one percent of the Fund's net asset value ("Summary Schedule")) in its Semi-Annual and Annual Reports which are distributed to the Fund's shareholders. Each Fund's complete schedule of investments following the first and third fiscal quarters will be available in quarterly holdings reports filed with the SEC on Form N-Q, and the Fund's complete schedule of investments following the second and fourth fiscal quarters will be available in shareholder reports filed with the SEC on Form N-CSR.

Reports filed with the SEC on Form N-Q and Form N-CSR are not distributed to the Funds' shareholders but are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. Should a Fund include only a Summary Schedule rather than a complete schedule of investments in its Semi-Annual and Annual Reports, its Form N-CSR will be available without charge, upon request, by calling 1-877-71-FROST.

Each Fund generally posts a detailed list of its securities (portfolio holdings) as of the most recent calendar month end, 30 days after the end of the calendar month. In addition, each Fund generally posts its ten largest portfolio holdings, and the percentage that each of these holdings represents of the Fund's total assets, as of the most recent calendar month end, 10 calendar days after the end of the calendar month. These postings can be found on the internet at HTTP://AICFUNDHOLDINGS.COM/FROST and generally remain until replaced by new postings as described above. The Adviser may exclude any portion of a Fund's portfolio holdings from publication when deemed in the best interest of the Fund. Additionally, each Fund publishes a quarterly fact sheet that includes, among other things, a list of its ten largest portfolio holdings, on a quarterly basis, generally within two (2) weeks after the end of each quarter. The fact sheets will be available without charge, upon request, by calling 1-877-71-FROST.

In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the custodian, administrator or transfer agent, in connection with their services to the Funds. From time to time rating and ranking organizations, such as S&P, Lipper and Morningstar, Inc., may request non-public portfolio holdings information in connection with rating a Fund. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information in order to assess the risks of a Fund's portfolio along with related performance attribution statistics. The lag time for such disclosures will vary. The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information. The Funds' Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosure pursuant to such arrangements. The Adviser currently has no arrangements to provide non-public portfolio holdings information to any entity.

The Funds' policies and procedures provide that the Adviser's CCO may authorize disclosure of non-public portfolio holdings information to such parties at differing times and/or with different lag times. Prior to making any disclosure to a third party, the Adviser's CCO must determine that such disclosure serves a reasonable business purpose, is in the best interests of the Fund's shareholders and that to the extent conflicts between the interests of the Fund's shareholders and those of the Fund's Adviser, Sub-Adviser, principal underwriter, or any affiliated person of the Fund exist, such conflicts are addressed. Portfolio holdings information may be disclosed no more frequently than monthly to ratings agencies, consultants and other qualified financial professionals or individuals. The disclosures will not be made sooner than three days after the date of the information.

With the exception of disclosures to rating and ranking organizations as described above, the Funds require any third party receiving non-public holdings information to enter into a confidentiality agreement with the Adviser. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that the recipient has a duty not to trade on the non-public information and will use such information solely to analyze and rank the Funds, or to perform due diligence and asset allocation, depending on the recipient of the information.

The Funds' policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, Adviser and its affiliates or recipient of the Funds' portfolio holdings information.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each Fund, each of which represents an equal proportionate interest in the portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of a Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Funds' property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Trust's Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that each Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser. When voting shares of an underlying fund, the Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. For assets that are managed directly by Sub-Advisers, the Adviser has delegated responsibility for decisions regarding proxy voting to the Sub-Advisers. Each Sub-Adviser will vote such proxies in accordance with its proxy policies and procedures, which are also included in Appendix B.

The Trust is required to disclose annually the Funds' complete proxy voting record on Form N-PX. The Funds' proxy voting record for the most recent 12-month period ended June 30th is available: (i) without charge upon request by calling 1-877-71-FROST; and (ii) on the SEC's website at www.sec.gov.

CODES OF ETHICS

The Board of Trustees, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, Sub-Advisers, Distributor and Administrator have each adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to invest in securities, including securities that may be purchased or held by the Funds, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements, or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

5% AND 25% SHAREHOLDERS

As of [date], 2014, the following persons were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of the Funds. Persons who owned of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to control the Fund within the meaning of the 1940 Act. Shareholders controlling a Fund may have a significant impact on any shareholder vote of the Fund. The Trust believes that most of the shares referred to below were held by the below persons in account for their fiduciary, agency or custodial customers.


NAME AND ADDRESS OF RECORD OWNER      NUMBER OF SHARES      PERCENT OF CLASS

FROST GROWTH EQUITY FUND CLASS A

[XX]                                            [XX]               [XX]%
[XX]                                            [XX]               [XX]%

FROST GROWTH EQUITY FUND INSTITUTIONAL CLASS

[XX]                                            [XX]               [XX]%

FROST VALUE EQUITY FUND CLASS A

[XX]                                            [XX]               [XX]%

[XX]                                            [XX]               [XX]%

FROST VALUE EQUITY FUND INSTITUTIONAL CLASS

[XX]                                            [XX]               [XX]%

FROST MODERATE ALLOCATION FUND INSTITUTIONAL CLASS

[XX]                                            [XX]               [XX]%

FROST MODERATE ALLOCATION FUND CLASS A

[XX]                                            [XX]               [XX]%

[XX]                                            [XX]               [XX]%

FROST SMALL CAP EQUITY FUND INSTITUTIONAL CLASS

[XX]                                            [XX]               [XX]%

FROST SMALL CAP EQUITY FUND CLASS A

[XX]                                            [XX]               [XX]%

[XX]                                            [XX]               [XX]%

FROST KEMPNER MULTI-CAP DEEP VALUE EQUITY FUND INSTITUTIONAL CLASS

[XX]                                            [XX]               [XX]%

FROST KEMPNER MULTI-CAP DEEP VALUE EQUITY FUND CLASS A

[XX]                                            [XX]               [XX]%

[XX]                                            [XX]               [XX]%

FROST LOW DURATION BOND FUND INSTITUTIONAL CLASS

[XX]                                            [XX]               [XX]%

FROST LOW DURATION BOND FUND CLASS A

[XX]                                            [XX]               [XX]%

[XX]                                            [XX]               [XX]%

FROST TOTAL RETURN BOND FUND INSTITUTIONAL CLASS

[XX]                                            [XX]               [XX]%

FROST TOTAL RETURN BOND FUND CLASS A

[XX]                                            [XX]               [XX]%

[XX]                                            [XX]               [XX]%

FROST MUNICIPAL BOND FUND INSTITUTIONAL CLASS

[XX]                                            [XX]               [XX]%

FROST MUNICIPAL BOND FUND CLASS A
[XX]                                            [XX]               [XX]%

[XX]                                            [XX]               [XX]%

FROST KEMPNER TREASURY & INCOME FUND INSTITUTIONAL CLASS

[XX]                                            [XX]               [XX]%

FROST MID CAP EQUITY FUND INSTITUTIONAL CLASS

[XX]                                            [XX]               [XX]%

FROST MID CAP EQUITY FUND CLASS A

[XX]                                            [XX]               [XX]%

[XX]                                            [XX]               [XX]%

FROST INTERNATIONAL EQUITY FUND INSTITUTIONAL CLASS

[XX]                                            [XX]               [XX]%

FROST INTERNATIONAL EQUITY FUND CLASS A

[XX]                                            [XX]               [XX]%

[XX]                                            [XX]               [XX]%

FROST CONSERVATIVE ALLOCATION FUND CLASS A

[XX]                                            [XX]               [XX]%

[XX]                                            [XX]               [XX]%

FROST NATURAL RESOURCES FUND INSTITUTIONAL CLASS

[XX]                                            [XX]               [XX]%

FROST NATURAL RESOURCES FUND CLASS A

[XX]                                            [XX]               [XX]%

[XX]                                            [XX]               [XX]%

FROST CREDIT FUND INSTITUTIONAL CLASS

[XX]                                            [XX]               [XX]%

FROST CREDIT FUND CLASS A

[XX]                                            [XX]               [XX]%

[XX]                                            [XX]               [XX]%

FROST CINQUE LARGE CAP BUY-WRITE EQUITY FUND INSTITUTIONAL CLASS

[XX]                                             [XX]              [XX]%

FROST CINQUE LARGE CAP BUY-WRITE EQUITY FUND CLASS A

[XX]                                             [XX]              [XX]%

[XX]                                              [XX]             [XX]%

APPENDIX A- DESCRIPTION OF RATINGS

The following descriptions are summaries of published ratings.

DESCRIPTION OF RATINGS

The following descriptions of securities ratings have been published by Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's ("S&P"), and Fitch Ratings ("Fitch"), respectively.

DESCRIPTION OF MOODY'S GLOBAL RATING SCALES

Ratings assigned on Moody's global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

DESCRIPTION OF MOODY'S LONG-TERM OBLIGATION RATINGS

Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aaa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

HYBRID INDICATOR (HYB)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

DESCRIPTION OF SHORT-TERM OBLIGATION RATINGS

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF MOODY'S US MUNICIPAL SHORT-TERM OBLIGATION RATINGS

The Municipal Investment Grade ("MIG") scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer's long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels--MIG 1 through MIG 3--while speculative grade short-term obligations are designated SG.

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

DESCRIPTION OF MOODY'S DEMAND OBLIGATION RATINGS

In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade ("VMIG") scale.

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

DESCRIPTION OF S&P'S ISSUE CREDIT RATINGS

An S&P's issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on Standard & Poor's analysis of the following considerations:

o Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

o Nature of and provisions of the obligation;

o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

LONG-TERM ISSUE CREDIT RATINGSo

AAA An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; AND C Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within five business days, irrespective of any grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

NR This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

oThe ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

SHORT-TERM ISSUE CREDIT RATINGS

A-1 A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligion rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

DESCRIPTION OF S&P'S MUNICIPAL SHORT-TERM NOTE RATINGS

An S&P's U.S. municipal note rating reflects S&P's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor's analysis will review the following considerations:

o Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

o Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P's municipal short-term note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

DESCRIPTION OF FITCH'S CREDIT RATINGS SCALES

Fitch's credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

The terms "investment grade" and "speculative grade" have established themselves over time as shorthand to describe the categories 'AAA' to 'BBB' (investment grade) and 'BB' to 'D' (speculative grade). The terms "investment grade" and "speculative grade" are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. "Investment grade" categories indicate relatively low to moderate credit risk, while ratings in the "speculative" categories either signal a higher level of credit risk or that a default has already occurred.

Fitch's credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ABILITY of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the OBLIGATION to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of nonpayment or default in accordance with the terms of that instrument's documentation. In limited cases, Fitch may include additional considerations (I.E., rate to a higher or lower standard than that implied in the obligation's documentation). In such cases, the agency will make clear the assumptions underlying the agency's opinion in the accompanying rating commentary.

DESCRIPTION OF FITCH'S LONG-TERM CORPORATE FINANCE OBLIGATIONS RATING SCALES

Fitch long-term obligations rating scales are as follows:

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. 'BBB' ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative. 'BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B Highly speculative. 'B' ratings indicate that material credit risk is present.

CCC 'CCC' ratings indicate that substantial credit risk is present.

CC 'CC' ratings indicate very high levels of credit risk.

C 'C' ratings indicate exceptionally high levels of credit risk.


NR This designation is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

WD This designation indicates that the rating has been withdrawn and the issue or issuer is no longer rated by Fitch.

NOTE: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' obligation rating category, or to corporate finance obligation ratings in the categories below 'B'.

DESCRIPTION OF FITCH'S SHORT-TERM RATINGS

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

Fitch's short-term ratings are as follows:

F1 Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C High short-term default risk. Default is a real possibility.

RD Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

NR This designation is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

WD This designation indicates that the rating has been withdrawn and the issue or issuer is no longer rated by Fitch.

                                   APPENDIX B

                         FROST INVESTMENT ADVISORS, LLC
                      PROXY VOTING POLICIES AND PROCEDURES

Frost Investment Advisors, LLC has adopted the following proxy voting policies and procedures (the "Proxy Voting Policy") for the voting of proxies on behalf of client accounts for which Frost Investment Advisors, LLC has voting discretion by contract, including the Frost Investment Advisors, LLC Funds. Under this Proxy Voting Policy, shares are to be voted in a timely manner and in the best interests of the client. Frost Investment Advisors, LLC's CCO or their designee is responsible for monitoring compliance with these policies and procedures.

Frost Investment Advisors, LLC has retained an independent third party (the "Service Firm") to review proxy proposals and to vote proxies in a manner consistent with an approved set of guidelines (the "Proxy Guidelines"). The Proxy Guidelines are provided by the Service Provider and approved by the Chief Investment Officer ("CIO") of Frost Investment Advisors, LLC investment and the CCO or their designee (See Appendix D). The CIO annually adopts the Proxy Guidelines concerning various corporate governance issues. The CIO has the ultimate responsibility for the content, interpretation and application of the Proxy Guidelines and may apply these Proxy Guidelines with a measure of flexibility. The CCO or their designee shall monitor the Service Firm to assure that all proxies are being properly voted and appropriate records are being retained.

Except as otherwise provided herein, the CIO may overrule the Service Firm and assert its authority to vote the proxies itself in instances where it is in disagreement with the Service Firm. The CIO may choose to vote contrary to the recommendations of the Service Firm, if it determines that such action is in the best interests of a Client. In exercising its discretion, the CIO may take into account a variety of factors relating to the matter under consideration, the nature of the proposal and the company involved. As a result, the CIO may vote in one manner in the case of one company and in a different manner in the case of another where, for example, the past history of the company, the character and integrity of its management, the role of outside directors, and the company's record of producing performance for investors justifies a high degree of confidence in the company and the effect of the proposal on the value of the investment.

Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead the CIO to conclude that particular proposals present unacceptable investment risks and should not be supported. The CIO also evaluates proposals in context. A particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package. Special circumstances may also justify casting different votes for different clients with respect to the same proxy vote.

Frost Investment Advisors, LLC may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships with persons having an interest in the outcome of certain votes. For example, Frost Investment Advisors, LLC or its affiliates may provide trust, custody, investment management, brokerage, underwriting, banking and related services to accounts owned or controlled by companies whose management is soliciting proxies. Occasionally, Frost Investment Advisors, LLC may also have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. Frost Investment Advisors, LLC may also be required to vote proxies for securities issued by Cullen/Frost Bankers, Inc. or its affiliates or on matters in which Frost Investment Advisors, LLC has a direct financial interest, such as shareholder approval of a change in the advisory fees paid by a Fund.

Frost Investment Advisors, LLC seeks to address such conflicts of interest through various measures above, including and the retention of the Service Firm to perform proxy review and vote recommendation functions. The CIO has the responsibility to determine whether a proxy vote involves a potential conflict of interest and how the conflict should be addressed in conformance with the Proxy Voting Policy. The CIO would normally resolve such conflicts by allowing the Service Firm to vote in accordance with the Proxy Guidelines.

Frost Investment Advisors, LLC may choose to instruct the Service Firm not to vote proxies in certain situations or for a client. This may occur, for example, in situations where the exercise of voting rights could restrict the ability to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as "blocking markets"). In addition, voting certain international securities may involve unusual costs to clients. In other cases it may not be possible to vote certain proxies despite good faith efforts to do so, for instance when inadequate notice of the matter is provided. In the instance of loan securities, voting of proxies typically requires termination of the loan, so it is not usually in the best economic interests of clients to vote proxies on loaned securities. Frost Investment Advisors, LLC typically will not, but reserves the right to, vote where share blocking restrictions, unusual costs or other barriers to efficient voting apply. If Frost Investment Advisors, LLC does not vote, it would have made the determination that the cost of voting exceeds the expected benefit to the client. The CIO shall record the reason for any proxy not being voted, which record shall be kept with the proxy voting records of Frost Investment Advisors, LLC.

In circumstances in which the Service Firm does not provide recommendations for a particular proxy, the CIO may obtain recommendations from analysts at Frost Investment Advisors, LLC who review the issuer in question or the industry in general. The CIO will apply the Proxy Guidelines as discussed above to any such recommendation.

Clients will be informed how they may obtain these proxy voting policies and procedures through Frost Investment Advisors, LLC's Part 2A of Form ADV, in the Funds' Statement of Additional Information ("SAI") and on Frost Investment Advisors, LLC's website. Further proxy voting information may be obtained in the Funds' SAI and shareholder's reports.

A report of proxies voted for the Funds is made quarterly to the Funds' Board, noting any proxies that were voted in exception to the Proxy Guidelines. Frost Investment Advisors, LLC's proxy voting record will also be filed on Form N-PX. An annual record of all proxy votes cast for the Funds during the most recent 12-month period ended June 30 can be obtained, free of charge, on the Fund's website, and on the SEC's website at www.sec.gov.

     Frost Investment Advisors, LLC will prepare and maintain the following records of its proxy voting:

     o    The proxy voting policies and procedures;

     o Copies of proxy statements Frost Investment Advisors, LLC received for client securities;

     o A record of each vote Frost Investment Advisors, LLC cast on behalf of a client;

     o A copy of any document Frost Investment Advisors, LLC created that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

A copy of each written client request for information on how Frost Investment Advisors, LLC voted proxies on behalf of the client, and a copy of any written response by Frost Investment Advisors, LLC to any (written or oral) client request for that information on behalf of the requesting client.

[GRAPHIC OMITTED]

PROXY VOTING POLICY AND PROCEDURES

JANUARY 31, 2013

OBJECTIVE:
The objective of Cambiar Investors, LLC's proxy voting process is to maximize the long-term investment performance of our clients.

POLICY:
Cambiar will typically vote all proxy proposals in accordance with management recommendations unless the effect of particular resolutions could adversely affect shareholder value. In such cases, it is Cambiar's policy to vote against these proposals. If Cambiar sees it necessary to become further involved, the Analyst will directly engage management.

PROXY VOTING PROCEDURE:
The procedure for processing proxy ballots is as follows:

1. Custodians are directed to send all proxy material to Cambiar Investors LLC. Cambiar has retained Glass Lewis & Co. to provide independent research. Cambiar votes proxies through Broadridge's Proxy Edge platform.

2. The Proxy Administrator reviews the research provided by Glass Lewis & Co. for each company meeting and each proposal. If Glass Lewis' recommendations agree and favor management, Cambiar votes according to management's recommendations.

3. If non-routine proposals or proposals considered to have a potential negative investment performance impact are discovered or Glass Lewis recommends a vote against a management recommendation, the Proxy Administrator will review the particular resolutions with the Portfolio Manager responsible for the investment and vote per the Portfolio Manager's recommendations.

     Where a material conflict of interest has been identified, Cambiar will notify its clients of the conflict and vote based on Glass Lewis's recommendation to ensure the best economic interests of its clients are met.

4. Cambiar keeps a record of all accounts and companies voted and provide monthly and/or quarterly reports as required through the Proxy Edge platform.

5. On a regular basis, the Proxy Administrator reviews the proxy voting record with the Portfolio Managers.

6.   Copies of this procedure can be obtained free of charge by:

     >    calling Cambiar Investors, LLC toll-free at 888-673-9950 or

     >    by visiting our web site at HTTP://WWW.CAMBIAR.COM or

     >    by writing us at: 2401 E. Second Ave. #500, Denver, CO 80206

7. By August 31, each year Cambiar's annual proxy voting record for the previous 12 months ending June 30 may be obtained free of charge by:

     >    calling 888-673-9950 or

     >    by visiting our web site at HTTP://WWW.CAMBIAR.COM or

     >    by writing us at: 2401 E. Second Ave. #500, Denver, CO 80206

CLASS ACTION PROCEDURES:
Cambiar has engaged a third party class action claims service, Class Actions Claims Management, to provide securities class action research and proof of claim filing services for our clients. Class Action Claims Management shall participate in all relevant class actions.

                                                               [GRAPHIC OMITTED]

PROXY VOTING POLICIES AND PROCEDURES

1. Scope of Policies and Procedures. These Proxy Voting Policies and Procedures ("Procedures") are used to determine how to vote proxies relating to portfolio securities held in accounts managed by Cinque Partners and whose voting authority has been delegated to Cinque Partners. Cinque Partners believes that the Procedures are reasonably designed to ensure that proxy matters are conducted in the best interest of clients, in accordance with its fiduciary duties.

2. VOTING PHILOSOPHY. Cinque Partners exercises its voting responsibility, as a fiduciary, with the goal of maximizing value to shareholders consistent with the governing laws and investment policies of each portfolio. While SECURITIES are not purchased to exercise control or to seek to effect corporate change through share ownership, Cinque Partners supports sound corporate governance practices within companies in which they invest.

Cinque Partners may utilize Institutional Shareholders Services (ISS), a proxy-voting agent, for voting proxies and proxy voting analysis and research. Either ISS or Cinque Partners (the "Proxy Voter") votes proxies in accordance with the Cinque Partners Proxy Guidelines established by Cinque Partners Proxy Committee and attached hereto as Appendix A.

3. RESPONSIBILITIES

     (A)  Proxy Administrator & Proxy Committee

     Cinque Partners has designated a Proxy Administrator who is responsible for administering and overseeing the proxy voting process to ensure the implementation of the Procedures. The Proxy Administrator monitors the Proxy Voter to determine that the Proxy Voter is accurately applying the Procedures as set forth herein and that proxies are voted in a timely and responsible manner. The Proxy Administrator reviews the continuing appropriateness of the Procedures set forth herein, recommends revisions as necessary, serves under the direction of the chairperson for the Proxy Committee and provides an annual update to the Managing Committee on the proxy voting process.

     2012 Proxy Committee Members- Robert Tuleya (Chairman), ALAN Adelman, Fred Wahl
     Proxy Administrator: Robert Tuleya
     Cinque Proxy Voter: Pierre Brachet

(i) VOTING GUIDELINES. Cinque Partners Proxy Guidelines set forth Cinque Partners' proxy policy statement and guidelines regarding how proxies will be voted on the issues specified. The Proxy Voter will vote proxies for or against as directed by the guidelines. Where the guidelines specify a "case by case" determination for a particular issue, the Proxy Voter will evaluate the proxies based on thresholds established in the proxy guidelines. In addition, proxies relating to issues not addressed in the guidelines, especially foreign securities, Cinque Partners will refer to ISS Proxy Guidelines and consult with Cinque Partners' Investment Committee. Finally, with respect to issues for which a vote for or against is specified by the Procedures, the Proxy Administrator shall have the authority to direct the Proxy Voter to forward the proxy to him or her for a discretionary vote, in consultation with the [Proxy Committee or the portfolio manager covering the subject security] if the Proxy Committee [or the portfolio manager] determines that a case-by- case review of such matter is warranted, provided however, that such authority to deviate from the Procedures shall not be exercised if the Proxy Administrator is aware of any conflict of interest (as described further below) with respect to such matter.

(ii) VOTING DISCRETION. In all cases, the Proxy Administrator will exercise its voting discretion in accordance with the voting philosophy of the Cinque
Partners Proxy Guidelines. In cases where a proxy is forwarded by the Proxy Voter to the Proxy Administrator, the Proxy Administrator may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by ISS or other independent sources; or (ii) information provided by company managements and shareholder groups. In the event that the Proxy Administrator is aware of a material conflict of interest involving Cinque Partners or any of its affiliates regarding a proxy that has been forwarded to him or her, the Proxy Administrator will return the proxy to the Proxy Voter to be voted in conformance with the voting guidelines of ISS.

Voting decisions made by the Proxy Administrator will be reported to the Proxy Voter to ensure that the vote is registered in a timely manner.

(iii) SECURITIES ON LOAN. As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy).

(iv) CONFLICTS OF INTEREST. Cinque Partners has obtained a copy of ISS policies, procedures and practices regarding potential conflicts of interest that could arise in ISS proxy voting services to Cinque Partners as a result of business conducted by ISS. Cinque Partners believes that potential conflicts of interest by ISS are minimized by these policies, procedures and practices. In addition, Cinque Partners may have a conflict of interest regarding a proxy to be voted upon if, for example, Cinque Partners and/or its affiliates have other relationships with the issuer of the proxy. Cinque Partners believes that, in most instances, any material conflicts of interest will be minimized through a strict and objective application by ISS of the voting guidelines attached hereto. However, when the Proxy

Administrator is aware of a material conflict of interest regarding a matter that would otherwise require a vote by Cinque Partners, the Proxy Administrator shall defer to ISS to vote in conformance with the voting guidelines of ISS
In addition, the Proxy Administrator will seek to avoid any undue influence as a result of any material conflict of interest that exists between the interest of a client and Cinque Partners or any of its affiliates. To this end, an independent fiduciary engaged by Cinque Partners will direct the Proxy Administrator on voting instructions for the Cinque Partners proxy.

(v) PRACTICAL LIMITATIONS TO PROXY VOTING. Cinque Partners uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for Cinque Partners to vote proxies (e.g. limited value or unjustifiable costs).

(B) ISS

ISS may be delegated with the following responsibilities:

     o RESEARCH AND MAKE VOTING DETERMINATIONS IN ACCORDANCE WITH THE CINQUE PARTNERS PROXY GUIDELINES DESCRIBED IN APPENDIX A;

     o    VOTE AND SUBMIT PROXIES IN A TIMELY MANNER;

     o    HANDLE OTHER ADMINISTRATIVE FUNCTIONS OF PROXY VOTING;

     o MAINTAIN RECORDS OF PROXY STATEMENTS RECEIVED IN CONNECTION WITH PROXY VOTES AND PROVIDE COPIES OF SUCH PROXY STATEMENTS PROMPTLY UPON REQUEST;

     o    MAINTAIN RECORDS OF VOTES CAST; AND

     o    PROVIDE RECOMMENDATIONS WITH RESPECT TO PROXY VOTING MATTERS IN
          GENERAL.

(C) Except in instances where clients have retained voting authority, Cinque Partners will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.

(D) Notwithstanding the foregoing, Cinque Partners retains final authority and fiduciary responsibility for proxy voting.

4. RECORD RETENTION. Cinque Partners will maintain the following records relating to the implementation of the Procedures:

     o    A COPY OF THESE PROXY VOTING POLICIES AND PROCEDURES;

     o PROXY STATEMENTS RECEIVED FOR CLIENT SECURITIES (WHICH WILL BE SATISFIED BY RELYING ON EDGAR OR ISS);

     o RECORDS OF VOTES CAST ON BEHALF OF CLIENTS (WHICH ISS MAINTAINS ON BEHALF OF CINQUE PARTNERS);

     o RECORDS OF EACH WRITTEN CLIENT REQUEST FOR PROXY VOTING RECORDS AND CINQUE PARTNERS' WRITTEN RESPONSE TO ANY CLIENT REQUEST (WRITTEN OR
          ORAL) FOR SUCH RECORDS; AND

     o ANY DOCUMENTS PREPARED BY CINQUE PARTNERS OR ISS THAT WERE MATERIAL TO MAKING A PROXY VOTING DECISION.

Such proxy voting books and records shall be maintained at an office of Cinque Partners in an easily accessible place for a period of seven years.

5. DISCLOSURE OF POLICIES AND PROCEDURES. Cinque Partners will disclose to its clients and prospective clients a summary description of its proxy voting policy and procedures. A detailed copy of the Cinque Partners Proxy Voting Policies and Procedures and Appendix A: Cinque Partners Proxy Guidelines will be provided to clients upon request.

Cinque Partners will also provide proxy statements and any records as to how we voted proxies on behalf of client upon request.

Except as otherwise required by law, Cinque Partners has a general policy of not disclosing to any issuer or third party how its client proxies are voted.

                                   APPENDIX A

                        CINQUE PARTNERS PROXY GUIDELINES

   Cinque Partners will vote proxies relating to portfolio securities held in accounts managed by Cinque Partners and whose voting authority has been delegated to Cinque Partners in accordance with the following proxy voting guidelines. To the extent these guidelines do not address a proxy voting proposal and the proposal does not give rise to a material conflict of interest,
 Cinque Partners will vote pursuant to ISS' U.S. and International proxy voting guidelines as updated and revised from year to year. ISS provides their guidelines annually via their website at HTTP://WWW.ISSGOVERNANCE.COM/POLICY/2012/POLICY_INFORMATION.

                                                KEMPNER CAPITAL MANAGEMENT, INC.

                                                                    PROXY VOTING

                                                         POLICIES AND PROCEDURES

PROXIES ARE VOTED ON BEHALF OF CLIENTS

Kempner Capital Management, Inc. ("KCM") will treat voting rights of securities held in its clients' portfolios in a manner that is in its clients' best interests. KCM will first determine whether it is in the clients' best interest for KCM to exercise the clients' voting rights with respect to specific securities. If KCM determines that it is appropriate to exercise voting rights in a particular instance, the matters on which a vote is solicited will be evaluated in light of the clients' investment objectives for the security. Since protection of the client's interest is KCM's most important concern, KCM votes against management's recommendation on some issues where we feel it is necessary, taking each proposal individually and analyzing its merits.

Examples of some voting issues with which we are concerned are:

     1) Selection of Auditors - KCM attempts to take into consideration an auditor's litigation history and current standing in the financial community;

     2) Shareholder Rights - KCM tries to ensure that the voting of a proposal does not cause unnecessary dilution of minority shareholder rights;

     3) Stock Issuance Plans - KCM approves stock-issuance plans that are tied to earnings growth and stock performance;

     4) Conflict of Interest - KCM recognizes that conflicts of interest could arise in the proxy decision-making process.

For example, if a proponent of a proxy proposal has a business relationship with KCM, or an employee of KCM has a personal interest in the outcome of a matter before shareholders, a conflict could exist. KCM's compliance policies prohibit employees from serving as a director on the board of any public company, without approval of KCM's Board of Directors. It is KCM's policy not to trade in the securities of any company that has a KCM employee on its Board, so proxy voting would not be an issue. Currently no employees serve on the Boards of any public companies. Harris L. Kempner, Jr. does serve as an advisory director on the Board of Cullen Frost Bankers, Inc., but it is an honorary position only. He does not attend voting Board Meetings or receive non-public information of any kind. Mr. Kempner does vote the Cullen Frost proxy for Kempner Securities LP, which is a KCM client and he votes the Cullen Frost proxies for directed accounts at Frost Trust Department. Any proxies involving a conflict of interest will be discussed by the Investment Committee and outside counsel may be consulted to ensure the proxies are voted in the best interests of KCM's clients.

DETERMINING WHETHER TO VOTE PROXIES

For portfolios containing voting securities, the Investment Committee is responsible for determining whether exercising the voting rights with respect to such securities is in the best interest of the clients. The factors to be used in making this determination are listed in the Appendix. In making this determination, the portfolio managers may take into account other factors that are relevant to the portfolio. The Investment Committee will notify the Compliance Officer in writing as to those situations in which proxies will not be voted (and the reason(s) therefore) prior to the date by which such proxies must be voted.

LOANED SECURITIES

Pursuant to an agreement between the client and their custodian regarding client holdings, certain securities may have shares on loan. The proxy ballot received for this security will have been reduced by those shares that are out on loan. KCM will verify that the actual shares owned by the client, less the shares loaned by the custodian if any, are equal to the number of shares on the proxy ballot, and these shares will be voted. The Chief Compliance Officer ("CCO") will monitor proxy voting procedures for loaned securities to ensure adherence to this policy.

KCM has the ability to recall shares of currently managed mutual funds that have been loaned by the custodian. In order for the shares on loan to be included in the proxy vote, the shares would have to be recalled and returned to the custodian prior to the proxy vote record date. Notices of annual meetings are usually received after the record date, making this a difficult process in which case the borrower has the right to vote the proxy. When/if portfolio managers learn of a proxy issue which they deem important, they alert the operations staff to attempt to recall the shares as soon as possible.

PROCEDURE FOR VOTING PROXIES

The Investment Committee will make all determinations as to how to vote proxies related to securities in client portfolios. The Investment Committee will follow the guidelines listed in the Appendix unless he/she has a specific reason for voting otherwise in a particular instance. KCM's decisions come as a result of researching the proxy statement and annual report, as well as continually following the company. The ongoing research is the responsibility of the entire portfolio management team. Portfolio manager, Shawn Gault, reviews each proxy statement and presents to Investment Committee. The final voting instruction is then given to operations personnel.

It is KCM's policy to: 1) review all proxy materials on portfolio companies, and to vote those proxies in each election, 2) resist and vote against efforts by management to concentrate voting control in itself, efforts of management to dilute the percentage ownership of minority shareholders, and attempts by management to enhance their personal economic condition at the expense of the shareholders in the case of a merger, buy-out tender, management-led leveraged buyout or restructuring efforts in whatever form, and 3) support equitable performance or incentive-based stock acquisition programs in favor of management. KCM believes that a reasonable level of stock ownership by management, to be earned serially over a long period of time, tends to benefit the interests of minority shareholders. In light of the ever-increasing number of

"social" issues contained in proxies, KCM votes solely on the considerations outlined above.

Specific instructions from the client are honored, and KCM does vote according to those instructions, as long as they are not in direct conflict with prudent investment management. In such cases, the ramifications are discussed with the client before voting. KCM does not vote proxies when the cost of doing so is impractical. In the accompanying Appendix are factors KCM considers when determining whether to vote proxies and Proxy Voting Guidelines. Also included in our proxy voting process are potential conflicts of interest in which KCM will not vote.

The CCO attends the Investment Committee Meetings and therefore is available for comment on the vote. Written records of proxy votes are maintained and available to the CCO.

MATERIALS AVAILABLE TO CLIENTS

KCM's proxy voting policies and procedures are described in the Firm's Form ADV. All clients have been notified that copies of these policies and procedures, together with information concerning KCM's proxy votes on their behalf, are available from the Firm, without charge, upon request to the CCO.

RECORDKEEPING

KCM will maintain the following records for a period of five years (other than proxy statements on file with the SEC's EDGAR system (www.sec.gov/edgar.shtml)) in accordance with the Firm's Books and Records Policies and Procedures:

     o Copies of KCM's proxy voting policies and procedures and any amendments.

     o    Proxy statements received regarding client securities.

     o    Records of votes cast on behalf of clients.

     o Records of written client requests for proxy voting information and KCM's written responses to any such written or oral client request.

     o Any documents prepared by KCM's employees that were material to making a decision as to how to vote proxies or that memorialized the basis for that decision.

     o    Documentation of exceptions to KCM's proxy voting policies.

CHIEF COMPLIANCE OFFICER'S PROCEDURES

The CCO will:

     o Review proxy voting periodically to ensure that proxy policy is followed.

     o    Ensure that proxy policy is described and offered on KCM's ADV Part
          2A.

                                    APPENDIX

                      PROXY VOTING POLICIES AND PROCEDURES

FACTORS TO CONSIDER IN DETERMINING WHETHER TO VOTE PROXIES

The following factors should be used by the Investment Committee to determine whether proxies should be voted, together with any other factors the Investment Committee believes are relevant to their determination:

LANGUAGE. KCM does not vote proxies written in a language other than English for which no translation has been given.

LEGACY SECURITIES. KCM does not vote proxies for legacy securities held in a new account previously managed by another manager that KCM intends to sell.

NON-MANAGED SECURITIES. KCM does not vote proxies for securities held in a portion of client's portfolio that is not managed by KCM.

CONFLICTS OF INTEREST. KCM will not vote proxies that contain potential conflicts of interest, e.g., KCM has a material business relationship with a proponent of a proxy proposal, participants in a proxy contest or directors or nominee directors of a portfolio company. This also holds true if a KCM employee has a personal interest in the outcome of a particular proxy proposal.

COST OF VOTING. Whether the cost of voting on a proposal (e.g., required in-person voting in a distant location) would likely exceed the value of any anticipated benefits of approving or defeating the proposal.

IMPRACTICABILITY. Whether the timing of receipt and/or the mechanics of voting make it impracticable to vote.

SECURITIES LENT. Whether the securities are on loan (which, therefore, have been transferred into the borrower's name) and the securities have not been recalled as of the record date or the vote date relating to the proxy proposals.

CLIENT MAINTAINS VOTING AUTHORITY. Whether the relevant client has specified in writing (either in an investment advisory agreement or in a separate instruction) that it will maintain the authority to vote proxies or that it has delegated the right to a third party.

KEMPNER CAPITAL MANAGEMENT, INC. PROXY VOTING GUIDELINES

When it is determined that voting a proxy is in the relevant clients' best interests, the following guidelines are to be used to determine how to vote. These guidelines are not prescriptive; there may be circumstances in which clients' best interests would be served by voting differently.

        ISSUE                                                          VOTE

1.  Management or board entrenchment and anti-takeover measures:       In General,

    a.  Implementation of staggered board member terms.                Oppose, but
                                                                       each will be
    b.  Limitations on shareholders' ability to call special meetings. considered on a
    c.  Implementation of supermajority voting requirements.           case-by-case
                                                                       basis


    d. Large increases in authorized common or preferred shares, where management provides no explanation for their use or need.

    e. Implementation of "fair price" provisions.

    f. Implementation, augmentation or extension of "poison pill" shareholder rights plans.

    g. Authorization of "greenmail."



2.  Creation of cumulative voting rights.                                   In General,
                                                                            Oppose, but
                                                                            each will be
                                                                            considered on a
                                                                            case-by-case
                                                                            basis

3.  Action based on support for or furtherance of social issues (unless     Oppose
    specific client guidelines supersede).

4.  Election of directors recommended by management (except if there is     Case-by-Case
    a proxy fight).

5.  Confidential voting.                                                    Approve

6.  Limitations on directors' liability.                                    Approve

7.  Elimination of preemptive rights.                                       Approve

8.  Implementation or enhancement of employee compensation and              Case-by-Case
    benefit plans (including stock option, stock purchase, 401(k) and other (consider
    retirement plans).                                                      potential dilution)

    a.  Shareholder approval of benefits paid to an executive after death
        Approve
9.  Grant of options and/or stock or other special benefits to management.  Case-by-Case

10. Additional indemnification for directors and/or officers.               Case-by-Case





        ISSUE                                                               VOTE

11. Reincorporation in another state.                                       Case-by-Case
                                                                            (what is
                                                                            rationale?)

12. Implementation of "golden parachutes":

    a.  If plan appears necessary to attract and retain critical personnel. Case-by-Case

    b.  Otherwise.                                                          Oppose

13. Change in board composition and compensation:

    a.  Increase in the size of the board beyond 13 members.                Case-by-Case

    b.  Increase in the number of independent non-executive directors.      Approve

    c.  Restrictions on directors' tenure, such as a mandatory              Case-by-Case
        retirement age or limits on length of service or requirements that directors own a certain amount of a company's stock.

    d.  Elimination of retirement benefits for non-employee directors.      Approve

    e.  Requirement that directors be paid partially or solely in stock.    Oppose

    f.  Shareholder advisory vote on executive compensation (Say on         Approve
        Pay)

    g.  Requirement of performance for performance stock units              Approve

    h.  Grand retirement allowance to retiring directors                    Oppose

14. Routine matters:                                                        Case-by-Case

    a. Approval of auditors (unless management seeks to replace them in the context of a dispute over policies).

    b. Time and place of annual meeting.

    c. Change of company name.

    d. Ratification of directors on routine matters since previous annual meeting.

    e. Other matters as to which management or the Board is generally competent and in the best position to assess and decide.

15. Mergers and acquisitions.                                             Case-by-Case

16. Political contributions

    a.  Reporting/disclosure of political contributions and trade         Case-by-Case
        association

    b.  Authorization to make political contributions and incur political Case-by-Case expense

17. Disclosure of charitable contributions                                Generally
                                                                          Disapprove





        ISSUE                                               VOTE

18. Shareholder proposals

    a.  For Independent Chair                               Approve

    b.  To limit CEO to serve on maximum of one other board Approve


LUTHER KING CAPITAL MANAGEMENT CORPORATION
PROXY VOTING POLICY

I. INTRODUCTION AND GENERAL PRINCIPLES

     A. Luther King Capital Management Corporation ("LKCM") generally has been delegated the contractual authority and responsibility to vote the proxies of its investment advisory clients, including both ERISA and non-ERISA clients.

     B. LKCM understands that proxy voting is an integral aspect of investment management. Accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment adviser.

     C. LKCM believes that the following policies and procedures are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with LKCM's fiduciary duty, applicable rules under the Investment Advisers Act of 1940, and fiduciary standards and responsibilities for ERISA clients set out in Department of Labor interpretations.

     D. Notwithstanding the foregoing, LKCM will not vote proxies for a client if (i) LKCM has not been granted contractual authority to vote the client's proxies, (ii) the client provides proxy voting instructions to LKCM, or (iii) LKCM otherwise does not have discretionary authority to vote the client's proxies. In such event, it is the responsibility of the client to vote such proxies and to instruct its custodian to mail proxy materials directly to such client accordingly. In addition, LKCM will not vote a proxy for a client if
          (i) the client engages in a securities lending program through its custodian and the applicable securities were loaned by the client at the record date for such proxy or (ii) LKCM does not receive a meeting notice in sufficient time to enable it to process such proxy.

II. PROXY VOTING PROCEDURES

     A. Compliance monitors the proxy voting process, including overseeing any third-party vendor retained to review, monitor, or vote proxies.

     B. LKCM has engaged Institutional Shareholder Services, Inc. ("ISS") as its proxy voting administrator to:

          (1) research and make voting determinations for securities held in client portfolios;

          (2)  vote and submit proxies in a timely manner;

          (3)  handle other administrative functions of proxy voting;

          (4) maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

          (5)  maintain records of votes cast; and

          (6) provide recommendations with respect to proxy voting matters in general.

     C. Except in instances where clients have retained discretionary authority to vote proxies, LKCM will instruct custodians to forward proxy statements and materials received in respect of client accounts to ISS.

III. PROXY VOTING GUIDELINES

     A. LKCM has determined that, except as set forth below, proxies will be voted in accordance with the voting recommendations contained in the applicable ISS Voting Guidelines in effect at the time of voting (as applicable, the "ISS Voting Guidelines"). LKCM will periodically review the ISS Voting Guidelines, including any significant changes or updates thereto. In connection with such reviews, LKCM may determine that it is not in the best interest of its clients to vote proxies in accordance with the ISS Voting Guidelines on certain matters. In such event, LKCM will follow the procedures identified in Section III(C) below in connection with voting any such proxies contrary to the ISS Voting Guidelines.

     B. In the event the ISS Voting Guidelines do not address how a proxy should be voted, LKCM will vote the proxy in accordance with ISS recommendations. If ISS refrains from making any such recommendations, LKCM will vote the proxy consistent with the general principles of these policies and procedures and in the client's best interest. Prior to voting any proxies in the absence of ISS recommendations, however, Compliance will determine whether any material conflict of interest may exist between LKCM and the client with respect thereto. If Compliance determines that a material conflict of interest may exist, LKCM will follow the procedures identified in Section IV(B) below in connection with the voting of such proxies.

     C. There may be circumstances under which LKCM believes that it is in the best interest of clients to vote proxies in a manner inconsistent with the ISS Voting Guidelines or ISS recommendations. Prior to voting any proxies inconsistent with the ISS Voting Guidelines or ISS recommendations, however, Compliance will determine whether any material conflict of interest may exist between LKCM and the client with respect thereto. If Compliance determines that a material conflict of interest may exist, LKCM will follow the procedures identified in Section IV(B) below in connection with the voting of such proxies.

IV. CONFLICTS OF INTEREST

     A. LKCM has reviewed ISS' code of ethics and conflicts of interest policy (as amended or updated from time to time, the "ISS Conflict Policy"), which address conflicts of interest that could arise in connection with advisory services provided by ISS or its affiliates. LKCM believes that the ISS Conflict Policy contains policies and procedures that are reasonably designed to mitigate any such potential conflicts of interest.

     B. In the event that LKCM or Compliance determines that voting a proxy may present a material conflict of interest between LKCM and the client, LKCM will (1) in cases where ISS had made a recommendation, take no further action, in which case ISS shall vote such proxy in accordance with the ISS Voting Guidelines or ISS recommendations, as applicable, (2) disclose such conflict of interest to the client and obtain written direction from the client as to how to vote the proxy,
          (3) suggest that the client engage another party to determine how to vote the proxy, or (4) engage another independent third party to determine how to vote the proxy.

     C. Notwithstanding the foregoing, LKCM must vote proxies in the best interest of clients when material conflicts of interest may exist with respect thereto.

     D. LKCM believes that the foregoing policies and procedures are reasonably designed to address material conflicts of interest that may arise between LKCM and a client as to the manner in which proxies are voted.


V. RECORDKEEPING

          LKCM will maintain records relating to the implementation of these policies and procedures, including:

     (1) a copy of these policies and procedures, which will be made available to clients upon request;

     (2) proxy statements received regarding client securities, which will be satisfied by relying on EDGAR or ISS;

     (3)  a record of each vote cast, which ISS maintains on LKCM's behalf;

     (4) any other document created by LKCM that was material in making a decision to vote proxies on behalf of a client or that memorializes the basis for that decision; and

     (5) each written client request for proxy voting records and LKCM's written response with respect thereto.

          Such books and records will be maintained at LKCM's offices in an easily accessible place for a period of five years.

VI. DISCLOSURE

          Except as otherwise required or permitted by law, LKCM has a general policy of not disclosing to any issuer or third party the manner in which client proxies are voted. LKCM will provide clients with a copy of these policies and procedures upon request. In addition, clients may receive information concerning the manner in which securities held in their portfolios were voted during the current calendar year by contacting Jacob D. Smith, Chief Compliance Officer, by telephone at (817) 332-3235 or by email AT JSMITH@LKCM.COM. All questions relating to these policies and procedures, or the other documents and policies referenced herein, should be directed to Mr. Smith.

May 2013

                     THORNBURG INVESTMENT MANAGEMENT, INC.
                           THORNBURG INVESTMENT TRUST

                              PROXY VOTING POLICY

MARCH 2012

POLICY OBJECTIVES

This Policy has been adopted by Thornburg Investment Management, Inc. ("TIM") and Thornburg Investment Trust (the "Trust") to facilitate the voting of proxies relating to portfolio securities in what it perceives to be the best interests of persons for whom TIM performs investment management services and is authorized and required to vote or consider voting proxies. The Trust has delegated to TIM the authority to vote proxies relating to its portfolio securities in accordance with this Policy.

This Policy is intended by TIM to constitute "written policies and procedures" as described in Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). This Policy is intended by the Trust to constitute proxy voting policies and procedures referred to in Item 13 of Form N-1A adopted under the Investment Company Act of 1940, as amended (the "Investment Company Act").

Please see the Glossary of Terms for definitions of terms used in this Policy.

VOTING OBJECTIVES

This Policy defines procedures for voting securities in each Account managed by TIM, for the benefit of and in the best interest of the Investment Client. The objective of voting a security in each case under this Policy is to seek to enhance the value of the security, or to reduce potential for a decline in the security's value. This Policy does not prescribe voting requirements or specific voting considerations. Instead, this Policy provides procedures for assembling voting information and applying the informed expertise and judgment of TIM's personnel on a timely basis in pursuit of the above stated voting objectives.

A further element of this Policy is that while voting on all issues presented should be considered, voting on all issues is not required by this Policy unless specifically directed or required by an Investment Client. Some issues presented for a vote of security holders may not be relevant to this Policy's voting objectives, or it may not be reasonably possible to ascertain what effect, if any, a vote on a given issue may have on the value of an investment. Accordingly, unless an Investment Client and TIM have agreed that TIM shall vote a specific security or all securities in an Account, TIM may abstain from voting or decline to vote in those cases where there appears to be no relationship between the issue and the enhancement or preservation of an investment's value, when TIM believes the costs of voting exceed the likely benefit to the Investment Client, or when TIM believes other factors indicate that the objectives of the Policy are less likely to be realized by voting a security.

It is also important to the pursuit of the Policy's voting objectives that TIM be able to substitute its judgment in any specific situation for a presumption in this Policy where strict adherence to the presumption could reasonably be expected by TIM, based upon the information then available (including but not limited to media and expert commentary and outside professional advice and recommendations sought by TIM on the issue), to be inconsistent with the objectives of this Policy. Accordingly, TIM understands that it may substitute its judgment in a specific voting situation described in the preceding sentence, except where explicitly prohibited by agreement with the Investment Client or this Policy.

TIM is not responsible for voting proxies relating to proxy materials that are not forwarded on a timely basis, nor does TIM control the setting of record dates, shareholder meeting dates, or the timing of distribution of proxy materials and ballots relating to shareholder votes. In addition, administrative matters beyond TIM's control may at times prevent TIM from voting proxies in certain non-US markets (see "Voting Restrictions in Certain Non-US Markets," below).

ERISA ACCOUNTS

Portfolio managers should recognize, in considering proxy votes for ERISA
Accounts:

(a) Plan trustees are ordinarily responsible for voting securities held by a plan, unless the plan documents direct TIM or another person to vote the proxies;

(b) If TIM is delegated authority to vote proxies, voting may be subject to specific written guidelines issued by the plan's trustees or other officials; and

(c) TIM may not delegate authority to vote proxies, unless the plan documents or other written agreement expressly permit delegation.

PROXY VOTING COORDINATOR

The President shall appoint a Proxy Voting Coordinator. The Proxy Voting Coordinator shall discharge the following functions in effectuating this
Policy:

(a) Collecting and assembling proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions, and providing those materials to the appropriate portfolio managers to permit timely voting of proxies;

(b) Collecting recommendations, analysis, commentary and other information respecting subjects of proxy votes, from service providers engaged by TIM and other services specified by portfolio managers, and providing this information to the President or the appropriate portfolio managers to permit evaluation of proxy voting issues;

(c) Providing to appropriate portfolio managers any specific voting instructions from Investment Clients;

(d) Collecting proxy votes or instructions from portfolio managers, and transmitting the votes or instructions to the appropriate custodians, brokers, nominees or other persons (which may include proxy voting services or agents engaged by TIM);

(e) Accumulating Voting Results as set forth in this Policy (which may be performed by proxy voting services or agents engaged by TIM) and transmitting or arranging for the transmission of that information in accordance with "Communicating Votes," below; and

(f) Recordkeeping in accordance with "Recordkeeping", below.

The Proxy Voting Coordinator may, with the President's approval, delegate any portion or all of any one or more of these functions to one or more other individuals employed by TIM. Any portion or all of any one or more of these functions may be performed by service providers engaged by TIM.

ASSEMBLING VOTING INFORMATION

The Proxy Voting Coordinator shall obtain proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions to custodians, brokers, nominees, tabulators or others in a manner to permit voting on relevant issues in a timely manner. TIM may engage service providers and other third parties to assemble this information, digest or abstract the information where necessary or desirable, and deliver it to the portfolio managers or others to evaluate proxy voting issues.

PORTFOLIO MANAGERS

The portfolio manager responsible for management of a specific Account is responsible for timely voting (or determining not to vote in appropriate cases) proxies relating to securities in the Account in accordance with this Policy. The President may exercise this authority in any instance. The portfolio manager or President may delegate voting responsibilities to one or more other portfolio managers or other individuals. Persons exercising voting authority under this paragraph are authorized to consider voting recommendations and other information and analysis from service providers (including proxy voting services) engaged by TIM.

ACCUMULATING VOTING RESULTS

The Proxy Voting Coordinator is responsible for accumulating the following information as to each matter relating to a portfolio security held by any Account, considered at any shareholder meeting, and with respect to which the Account was entitled to vote:

(a) The name of the issuer of the portfolio security;

(b) The exchange ticker symbol of the portfolio security;

(c) The CUSIP number for the portfolio security;

(d) The shareholder meeting date;

(e) A brief identification of the matter voted on;

(g) Whether a vote was cast on the matter;

(h) How we cast the vote (e.g., "for," "against," "abstain," or "withhold regarding election of directors"); and

(i) Whether we cast the vote for or against management.

TIM may use service providers to record and cumulate the foregoing information. The Proxy Voting Coordinator may, with the President's approval, delegate any portion or all of these functions to one or more other individuals employed by TIM.

RESOLUTION OF CONFLICTS OF INTEREST

In any case where a portfolio manager determines that a proxy vote involves an actual Conflict of Interest, and the proxy vote relates to the election of a director in an uncontested election or ratification of selection of independent accountants, the portfolio manager shall vote the proxy in accordance with the recommendation of any proxy voting service engaged by TIM. If no such recommendation is available, or if the proxy vote involves any other matters, the portfolio manager shall immediately refer the vote to the Investment Client (or in the case of any Investment Company as to which TIM is the adviser or subadviser and is authorized to vote proxies, to the chairman of its audit committee) for direction on the voting of the proxy or consent to vote in accordance with the portfolio manager's recommendation. In all cases where such a vote is referred to the Investment Client, TIM shall disclose the Conflict of Interest to the Investment Client.

COMMUNICATING VOTES

The Proxy Voting Coordinator shall (i) communicate to TIM's fund accounting department proxy voting information respecting votes on portfolio securities held by Investment Clients which are Investment Companies, sufficient to permit fund accounting to prepare Form N-PX filings for the Investment Companies; and
(ii) provide in writing to any Investment Client requesting information on voting of proxies with respect to portfolio securities, the information described under the caption "Accumulating Voting Results," for the period or periods specified by the Investment Client. If the information requested by the Investment Client pertains to a period which is not readily available, or is not described above under the caption "Accumulating Voting Results," the Proxy Voting Coordinator will confer with the Chief Compliance Officer. The Proxy Voting Coordinator may, with the President's approval, delegate any portion or all of this function to one or more individuals employed by TIM. TIM may engage one or more service providers to facilitate timely communication of proxy votes.

RECORD OF VOTING DELEGATION

The Proxy Voting Coordinator shall maintain a list of all Accounts, with a specification as to each Account whether or not TIM is authorized to vote proxies respecting the Account's portfolio securities.

COMMENT ON VOTING

It is the Policy of TIM not to comment on specific proxy votes with respect to securities in an Account in response to inquiries from persons who are not specifically authorized representatives as to the Account. Attention is directed in this regard to the Thornburg Investment Management Internal Confidentiality and Privacy Protection Policy and the Thornburg Investment Trust Policy and Procedures for Disclosure of Portfolio Securities Holdings, as in effect from time to time. Customer service representatives and other persons who may receive such inquiries should advise persons presenting the inquiries that TIM does not comment on proxy voting, and that as to Investment Companies for which TIM is required to disclose proxy votes, the information is available on the Investment Company's website and filed with the SEC. The President may authorize comments in specific cases, in his discretion.

JOINING INSURGENT OR VOTING COMMITTEES

It is the policy of TIM, for itself and the Accounts, not to join any insurgent or voting committee or similar group. The President may approve participation in any such committee or group in his discretion, and shall advise the authorized representatives for the Account of any such action.

SOCIAL ISSUES

It is the presumption of this Policy that proxies shall not be voted on Social Issues except that TIM may substitute its judgment in any specific situation involving a Social Issue as provided in the third paragraph under the caption "Voting Objectives."

VOTING RESTRICTIONS IN CERTAIN NON-US MARKETS

Proxy voting in certain countries requires "share blocking." During a "share blocking" period, shares that will be voted at a meeting may not be sold until the meeting has taken place and the shares are returned to the Investment Client's custodian bank. TIM may choose not to vote an Investment Client's shares in a "share blocking" market if TIM believes that the benefit to the Investment Client of being able to sell the shares during this "share blocking" period outweighs the benefit of exercising the vote. TIM will exercise its judgment subject to any specific voting instructions agreed to between TIM and the Investment Client.

Certain non-US markets require that TIM provide a power of attorney to give local agents authority to carry out TIM's voting instructions. While TIM will make efforts to comply with relevant local market rules, TIM frequently does not provide a power of attorney for the following reasons that include but are not limited to: (i) TIM may not have the required Investment Client information that the local market requires, (ii) TIM may deem the expense too great, or
(iii) TIM may determine not to provide a power of attorney based upon advice of legal counsel. Failure to provide an effective power of attorney in a particular non-US market may prevent TIM from being able to vote an Investment Client's shares in that market.

ANNUAL REVIEW OF POLICY FUNCTION.

Pursuant to the review requirements of Rule 206(4)-7 under the Advisers Act and Rule 38a-1 under the Investment Company Act, the Chief Compliance Officer, or a Designated Compliance Officer, shall conduct a periodic review, no less often than annually, which shall comprise the following elements:

(a) Review a sample of the record of voting delegation maintained by the Proxy Voting Coordinator against Voting Results to determine if TIM is exercising its authority to vote proxies on portfolio securities held in the selected Accounts;

(b) Request and review voting data to determine if timely communication of proxy votes is reasonably accomplished during the period reviewed;

(c) Meet with the Proxy Voting Coordinator to review the voting of proxies, communication of proxy votes, accumulation of Voting Results and the general functioning of this Policy;

(d) Evaluate the performance of any proxy voting services or agents employed by TIM, including whether or not the service or agent maintains its independence with respect to companies the securities of which are the subject of voting recommendations, information or analysis from the service or agent; and

(e) Prepare written reports respecting the foregoing items to the President, the Trustees of the Trust, and any Investment Company Clients for which such a report is required.

RECORDKEEPING

The Proxy Voting Coordinator shall maintain the following records:

(a) Copies of this Policy as from time to time revised or supplemented;

(b) A copy of each proxy statement that TIM receives regarding Investment Client securities. In maintaining a record of proxy statements referred to in this item, the Proxy Voting Coordinator may rely on obtaining copies from the Securities and Exchange Commission's EDGAR system or similar accessible database;

(c) Voting Results for each Investment Client;

(d) A copy of any document created by TIM that was material to making a decision how to vote proxies on behalf of an Investment Client or that memorializes the basis for that decision;

(e) A copy of each written Investment Client request for information on how TIM voted proxies on behalf of the Investment Client, and a copy of any written response by TIM to any (written or oral) Investment Client request for information on how TIM voted proxies on behalf of the requesting Investment Client; and

(f) Communications to Investment Clients respecting Conflicts of Interest.

The Chief Compliance Officer, or a Designated Compliance Officer, shall maintain the following records:

(a) All written reports arising from annual reviews of policy function; and

(b) Chronological record of proxy voting records reviewed by quarter.

All records shall be maintained and preserved pursuant to the separately adopted Document Retention and Destruction Policy for the time period indicated in the current Books and Records Matrix. The President may authorize the Proxy Voting Coordinator to engage one or more service providers to perform any portion of this recordkeeping function provided (1) the function is performed in compliance with then applicable governmental regulations, and (2) each service provider provides a written undertaking to furnish the records to TIM promptly upon request.

GLOSSARY OF TERMS

"ACCOUNT" means any discrete account or portfolio as to which TIM has discretionary investment authority. An Investment Client may have multiple Accounts. Each series of any Investment Company as to which TIM is the adviser or subadviser is an Account.

"CHIEF COMPLIANCE OFFICER" means the Chief Compliance Officer of TIM.

"CONFLICT OF INTEREST" means as to any Account, any conflict between a pecuniary interest of TIM or any affiliate, and the duties of TIM to the Investment Client who is the owner of the Account.

"ERISA" means the Employee Retirement Income Security Act of 1975, as amended. Reference to an "ERISA Account" means an account for an employee benefit plan governed by ERISA.

"INVESTMENT CLIENT" means any person with whom TIM has a contract to perform discretionary investment management services, including a series of an Investment Company, and for whom TIM is authorized by the contract or required by applicable law to vote or consider voting securities in the Investment Client's Account.

"INVESTMENT COMPANY" means a company registered as such under the Investment Company Act.

"PRESIDENT" means the president of TIM, or in the event of his unavailability any individual who is a vice president and managing director of TIM.

"PROXY VOTING COORDINATOR" means the individual appointed from time to time by the President to perform the proxy voting coordination functions described in this Policy.

"SOCIAL ISSUES" means any issue presented for a vote of holders of any security which is held in an Account, which may reasonably be interpreted as (i) unrelated in any substantial respect to the voting objectives of this Policy, and (ii) intended to promote directly or indirectly the interests of persons who are not holders of the security.

"TIM" means Thornburg Investment Management, Inc.

"VOTING RESULTS" means the specific information described under the caption "Accumulating Voting Results."

                           PART C: OTHER INFORMATION

ITEM 28. EXHIBITS:

(a)(1) The Advisors' Inner Circle Fund II's (the "Registrant") Amended and Restated Agreement and Declaration of Trust, dated July 24, 1992, as amended and restated February 18, 2004 and August 10, 2004, is incorporated herein by reference to Exhibit (a)(3) of Post-Effective Amendment No. 36 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the U.S. Securities Exchange Commission (the "SEC") via EDGAR Accession No. 0001135428-04- 000490 on September 17, 2004.

(a)(2) Amendment No. 1, dated May 15, 2012, to the Registrant's Amended and Restated Agreement and Declaration of Trust, dated July 24, 1992, as amended and restated February 18, 2004 and August 10, 2004, is incorporated herein by reference to Exhibit (a)(2) of Post-Effective Amendment No. 129 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-12-000274 on May 30, 2012.

(b) Registrant's Second Amended and Restated By-Laws are incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 125 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-12-000088 on February 28, 2012.

(c) Not Applicable.

(d)(1) Amended and Restated Investment Advisory Agreement, dated May 31, 2000, as amended and restated as of May 21, 2001, between the Registrant and Horizon Advisers, relating to the Hancock Horizon Family of Funds, is incorporated herein by reference to Exhibit (d)(16) of Post- Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-01-500044 on May 31, 2001.

(d)(2) Schedule A, as revised November 19, 2013, to the Amended and Restated Investment Advisory Agreement between the Registrant and Horizon Advisers, relating to the Hancock Horizon Family of Funds, is incorporated herein by reference to Exhibit (d)(2) of Post- Effective Amendment No. 166 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-13-000695 on December 20, 2013.

(d)(3) Expense Limitation Agreement, as last amended October 2012, between the Registrant and Horizon Advisers, is incorporated herein by reference to Exhibit
(d)(3) of Post-Effective Amendment No. 141 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-12-000544 on November 28, 2012.

(d)(4) Schedule A, as revised November 19, 2013, to the Expense Limitation Agreement between the Registrant and Horizon Advisers is incorporated herein by reference to Exhibit (d)(4) of Post- Effective Amendment No. 166 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-13-000695 on December 20,
2013.

(d)(5) Sub-Advisory Agreement, dated August 15, 2008, between Horizon Advisers and Earnest Partners, LLC, relating to the Hancock Horizon Diversified International Fund, is incorporated herein by reference to Exhibit (d)(5) of Post-Effective Amendment No. 83 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-09-000036 on February 5, 2009.

(d)(6) Investment Advisory Agreement, dated October 24, 2008, between the Registrant and Champlain Investment Partners, LLC, relating to the Champlain Small Company Fund, Champlain Mid Cap Fund and Champlain All Cap Fund, is incorporated herein by reference to Exhibit (d)(7) of Post-Effective Amendment No. 95 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-10-000419 on September 30, 2010.

(d)(7) Schedule A, as revised November 19, 2013, to the Investment Advisory Agreement, dated October 24, 2008, between the Registrant and Champlain Investment Partners, LLC, relating to the Champlain Small Company Fund, Champlain Mid Cap Fund and Champlain All Cap Fund, is incorporated herein by reference to Exhibit (d)(7) of Post-Effective Amendment No. 165 to the Registrant's Registration Statement on Form N-1A (File No. 033- 50718), filed with the SEC via EDGAR Accession No. 0001135428-13-000694 on December 20, 2013.

(d)(8) Expense Limitation Agreement, effective as of November 29, 2010, between the Registrant and Champlain Investment Partners, LLC, relating to the Champlain Small Company Fund, Champlain Mid Cap Fund and Champlain All Cap Fund, is incorporated herein by reference to Exhibit (d)(6) of Post-Effective Amendment No. 132 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-12-000324 on July 13, 2012.

(d)(9) Schedule A, as revised November 19, 2013, to the Expense Limitation Agreement, dated November 29, 2010, between the Registrant and Champlain Investment Partners, LLC, relating to the Champlain Small Company Fund, Champlain Mid Cap Fund and Champlain All Cap Fund, is incorporated herein by reference to Exhibit (d)(9) of Post-Effective Amendment No. 165 to the Registrant's Registration Statement on Form N-1A (File No. 033- 50718), filed with the SEC via EDGAR Accession No. 0001135428-13-000694 on December 20, 2013.

(d)(10) Investment Advisory Agreement, dated December 21, 2004, between the Registrant and W. H. Reaves & Co. Inc., relating to the Reaves Select Research Fund, is incorporated herein by reference to Exhibit (d)(6) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-05-000155 on March 31, 2005.

(d)(11) Investment Advisory Agreement, dated May 5, 2008, between the Registrant and Frost Investment Advisors, LLC, relating to the Frost Family of Funds, is incorporated herein by reference to Exhibit (d)(16) of Post-Effective Amendment No. 76 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-08-000222 on May 30, 2008.

(d)(12) Schedule A, as revised November 20, 2013, to the Investment Advisory Agreement, dated May 5, 2008, between the Registrant and Frost Investment Advisors, LLC, to be filed by amendment.

(d)(13) Expense Waiver Reimbursement Agreement, dated May 5, 2008, between the Registrant and Frost Investment Advisors, LLC, relating to the Frost Family of Funds, is incorporated herein by reference to Exhibit (d)(16) of Post-Effective Amendment No. 132 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-12-000324 on July 13, 2012.

(d)(14) Amended Schedules A and B, dated November 20, 2013, to the Expense Waiver Reimbursement Agreement, dated May 5, 2008, between the Registrant and Frost Investment Advisors, LLC, relating to the Frost Family of Funds, to be filed by amendment.

(d)(15) Expense Limitation Agreement, dated November 20, 2013, between the Registrant and Frost Investment Advisors, LLC, is incorporated herein by reference to Exhibit (d)(14) of Post-Effective Amendment No. 161 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-13-000640 on November 27, 2013.


(d)(16) Amended Schedule A to the Expense Limitation Agreement, dated November 20, 2013, between the Registrant and Frost Investment Advisors, LLC, to be filed by amendment.

(d)(17) Investment Sub-Advisory Agreement, dated June 16, 2010, between Frost Investment Advisors, LLC and Cambiar Investors, LLC, relating to the Frost Small Cap Equity Fund, is incorporated herein by reference to Exhibit (d)(14) of Post-Effective Amendment No. 95 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-10-000419 on September 30, 2010.

(d)(18) Investment Sub-Advisory Agreement, dated April 28, 2008, between Frost Investment Advisors, LLC and Kempner Capital Management, Inc., relating to the Frost Kempner Multi-Cap Deep Value Equity Fund and Frost Kempner Treasury and Income Fund, is incorporated herein by reference to Exhibit (d)(18) of Post-Effective Amendment No. 76 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-08-000222 on May 30, 2008.

(d)(19) Investment Sub-Advisory Agreement, dated April 28, 2008, between Frost Investment Advisors, LLC and Thornburg Investment Management, Inc., relating to the Frost International Equity Fund, is incorporated herein by reference to Exhibit (d)(19) of Post-Effective Amendment No. 76 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-08-000222 on May 30, 2008.

(d)(20) Investment Sub-Advisory Agreement, dated April 28, 2008, between Frost Investment Advisors, LLC and Luther King Capital Management Corporation, relating to the Frost Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(20) of Post-Effective Amendment No. 76 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-08-000222 on May 30, 2008.

(d)(21) Investment Sub-Advisory Agreement, dated November 14, 2012, between Frost Investment Advisors, LLC and Cinque Partners LLC, is incorporated herein by reference to Exhibit (d)(25) of Post-Effective Amendment No. 142 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-12-000562 on December 3, 2012.

(d)(22) Investment Advisory Agreement, dated April 30, 2008, between the Registrant and GRT Capital Partners, LLC, relating to the GRT Funds, is incorporated herein by reference to Exhibit (d)(22) of Post-Effective Amendment No. 76 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-08-000222 on May 30, 2008.

(d)(23) Schedule A, as amended and restated November 17, 2010, to the Investment Advisory Agreement, dated April 30, 2008, between the Registrant and GRT Capital Partners, LLC, relating to the GRT Funds, is incorporated herein by reference to Exhibit (d)(21) of Post-Effective Amendment No. 100 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-10-000585 on December 6, 2010.

(d)(24) Expense Waiver Reimbursement Agreement, dated April 30, 2008, between the Registrant and GRT Capital Partners, LLC, relating to the GRT Value Fund, is incorporated herein by reference to Exhibit (d)(19) of Post-Effective Amendment No. 132 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-12-000324 on July 13, 2012.

(d)(25) Investment Advisory Agreement, dated January 27, 2009, between the Registrant and Lowry Hill Investment Advisors, Inc. (now known as Abbot Downing Investment Advisors), relating to the Clear River Fund, is incorporated herein by reference to Exhibit (d)(27) of Post-Effective Amendment No. 86 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-09-000212 on May 29, 2009.

(d)(26) Expense Limitation Agreement, effective as of November 29, 2010, between the Registrant and Lowry Hill, relating to the Clear River Fund, is incorporated herein by reference to Exhibit (d)(21) of Post-Effective Amendment No. 132 to the Registrant's Registration Statement on From N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-12-000324 on July 13, 2012.

(d)(27) Investment Advisory Agreement, dated April 21, 2009, between the Registrant and NorthPointe Capital LLC, relating to the NorthPointe Family of Funds, is incorporated herein by reference to Exhibit (d)(22) of Post-Effective Amendment No. 132 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-12-000324 on July 13, 2012.

(d)(28) Expense Waiver Reimbursement Agreement, dated May 4, 2009, between the Registrant and NorthPointe Capital LLC, relating to the NorthPointe Family of Funds, is incorporated herein by reference to Exhibit (d)(23) of Post-Effective Amendment No. 132 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-12-000324 on July 13, 2012.

(d)(29) Investment Advisory Agreement, dated July 13, 2011, between the Registrant and Westfield Capital Management Company, L.P., relating to the Westfield Family of Funds, is incorporated herein by reference to Exhibit
(d)(25) of Post-Effective Amendment No. 114 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-11-000362 on July 13, 2011.

(d)(30) Schedule A, as revised May 14, 2013, to the Investment Advisory Agreement, dated July 13, 2011, between the Registrant and Westfield Capital Management Company, L.P., relating to the Westfield Family of Funds, is incorporated herein by reference to Exhibit (d)(24) of Post-Effective Amendment No. 152 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-13-000383 on July 24, 2013.

(d)(31) Expense Limitation Agreement, as amended and restated May 14, 2013, between the Registrant and Westfield Capital Management Company, L.P., relating to the Westfield Capital Large Cap Growth Fund and Westfield Capital Dividend Growth Fund, is incorporated herein by reference to Exhibit (d)(25) of Post-Effective Amendment No. 152 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-13-000383 on July 24, 2013.

(d)(32) Investment Advisory Agreement, dated November 14, 2012, between the Registrant and LM Capital Group, LLC, relating to the LM Capital Opportunistic Bond Fund, is incorporated herein by reference to Exhibit (d)(26) of Post-Effective Amendment No. 145 to the Registrant's Registration

Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-13-000047 on January 14, 2013.

(d)(33) Expense Limitation Agreement, effective as of November 14, 2012, between the Registrant and LM Capital Group, LLC, relating to the LM Capital Opportunistic Bond Fund, is incorporated herein by reference to Exhibit (d)(27) of Post-Effective Amendment No. 145 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-13-000047 on January 14, 2013.

(d)(34) Investment Advisory Agreement, dated October 21, 2013 between the Registrant and Kopernik Global Investors, LLC, relating to the Kopernik Global All-Cap Fund, is incorporated herein by reference to Exhibit (d)(30) of Post-Effective Amendment No. 159 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-13-000608 on October 23, 2013.

(d)(35) Expense Limitation Agreement, dated October 21, 2013, between the Registrant and Kopernik Global Investors, LLC, relating to the Kopernik Global All-Cap Fund, is incorporated herein by reference to Exhibit (d)(34) of Post-Effective Amendment No. 159 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-13-000608 on October 23, 2013.

(d)(36) Investment Advisory Agreement, dated November 20, 2013, between the Registrant and R Squared Capital Management L.P., relating to the RSQ International Equity Fund, is incorporated herein by reference to Exhibit
(d)(35) of Post-Effective Amendment No. 162 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-13-000642 on November 27, 2013.

(d)(37) Expense Limitation Agreement, dated November 20, 2013, between the Registrant and R Squared Capital Management L.P. relating to the RSQ International Equity Fund, is incorporated herein by reference to Exhibit
(d)(36) of Post-Effective Amendment No. 162 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-13-000642 on November 27, 2013.

(d)(38) Investment Advisory Agreement, dated [ ], between the Registrant and Cardinal Capital Management, L.L.C., relating to the Cardinal Small Cap Value Fund, to be filed by amendment.

(d)(39) Expense Limitation Agreement, dated [ ], between the Registrant and Cardinal Capital Management, L.L.C., relating to the Cardinal Small Cap Value Fund, to be filed by amendment.

(e)(1) Distribution Agreement, dated January 28, 1993, as amended and restated as of November 14, 2005, between the Registrant and SEI Investments Distribution Co. is incorporated herein by reference to Exhibit (e)(1) of Post-Effective Amendment No. 48 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-06-000209 on May 31, 2006.

(e)(2) Amendment No. 1, effective as of August 30, 2010, to the Distribution Agreement, dated January 28, 1993, as amended and restated as of November 14, 2005, is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 125 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-12-000088 on February 28, 2012.

(e)(3) Revised Form of Sub-Distribution and Servicing Agreement for SEI Investments Distribution Co. is incorporated herein by reference to Exhibit
(e)(2) of Post-Effective Amendment No. 76 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-08-000222 on May 30, 2008.

(f) Not Applicable.

(g)(1) Custody Agreement, dated May 31, 2000, between the Registrant and Hancock Bank and Trust, relating to the Hancock Horizon Family of Funds, is incorporated herein by reference to Exhibit (g) of Post-Effective Amendment No. 35 to the Registrant's Registration Statement on Form N- 1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-04-000232 on May 28, 2004.

(g)(2) Revised Appendix B to the Custody Agreement dated May 31, 2000 between the Registrant and Hancock Bank and Trust, relating to the Hancock Horizon Family of Funds, is to be filed by amendment.

(g)(3) Custody Agreement, dated February 14, 2013, between the Registrant and U.S. Bank, N.A., relating to the Champlain Family of Funds, Reaves Select Research Fund and GRT Family of Funds, to be filed by amendment.

(g)(4) Custodian Agreement, dated November 19, 2007, between the Registrant and Union Bank of California, relating to the Frost Family of Funds and the NorthPointe Family of Funds, is incorporated herein by reference to Exhibit
(g)(5) of Post-Effective Amendment No. 66 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-07-000581 on December 28, 2007.

(g)(5) Appendices A, B and C, as last amended February 18, 2009, to the Custodian Agreement, dated November 19, 2007, between the Registrant and Union Bank of California, is to be filed by amendment.

(g)(6) Custodian Agreement between the Registrant and Wells Fargo Bank, N.A., relating to the Clear River Fund, is to be filed by amendment.

(g)(7) Custodian Agreement between the Registrant and Citi Global Transaction Services is to be filed by amendment.

(h)(1) Administration Agreement, dated January 28, 1993, as amended and restated as of November 12, 2002, between the Registrant and SEI Investments Global Funds Services is incorporated herein by reference to Exhibit (h)(2) of Post-Effective Amendment No. 34 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-03-000338 on May 30, 2003.

(h)(2) Shareholder Services Plan, dated May 31, 2000, relating to the Hancock Horizon Family of Funds, is incorporated herein by reference to Exhibit (h)(15) of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0000912057-00-026908 on May 31, 2000.

(h)(3) Schedule A, as amended November 19, 2013, to the Shareholder Services Plan, dated May 31, 2000, relating to the Hancock Horizon Family of Funds, is incorporated herein by reference to Exhibit (h)(3) of Post- Effective Amendment No. 166 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-13-000695 on December 20, 2013.

(h)(4) Shareholder Services Plan, dated August 9, 2005 is incorporated herein by reference to Exhibit (h)(12) of Post-Effective Amendment No. 45 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-05-000569 on September 29, 2005.

(h)(5) Schedule A, as last amended May 14, 2013, to the Shareholder Services Plan, dated August 9, 2005, is incorporated herein by reference to Exhibit
(h)(5) of Post-Effective Amendment No. 150 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-13-000305 on May 31, 2013.

(h)(6) Transfer Agency and Service Agreement, dated May 31, 2000, between the Registrant and Hancock Bank and Trust is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 35 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-04-000232 on May 28, 2004.

(h)(7) AML Amendment to the Transfer Agency and Service Agreement, dated May 31, 2000, between the Registrant and Hancock Bank and Trust is incorporated herein by reference to Exhibit (e)(3) of Post-Effective Amendment No. 35 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-04-000232 on May 28, 2004.

(h)(8) Amendment, dated September 1, 2003, to the Transfer Agency and Service Agreement, dated May 31, 2000, between the Registrant and Hancock Bank and Trust is incorporated herein by reference to Exhibit (e)(4) of Post-Effective Amendment No. 35 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-04-000232 on May 28, 2004.

(h)(9) Amendment, dated September 1, 2010, to the Transfer Agency and Service Agreement, dated May 31, 2000, between the Registrant and Hancock Bank and Trust is incorporated herein by reference to Exhibit (h)(9) of Post-Effective Amendment No. 99 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-10-000563 on November 29, 2010.

(h)(10) Transfer Agency Agreement, dated April 1, 2006, between the Registrant and DST Systems, Inc., is to be filed by amendment.

(h)(11) Transfer Agency and Service Agreement, dated May 31, 2007, between the Registrant and UMB Fund Services, Inc. is incorporated herein by reference to Exhibit (h)(19) of Post-Effective Amendment No. 66 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-07-000581 on December 28, 2007.

(h)(12) Revised Schedules A and C to the Transfer Agency and Service Agreement dated May 31, 2007 between the Registrant and UMB Fund Services, Inc., is to be filed by amendment.

(h)(13) Transfer Agency Agreement between the Registrant and Citi Global Transaction Services is to be filed by amendment.

(h)(14) Transfer Agency Agreement between the Registrant and Boston Financial Data Services, LLC, is to be filed by amendment.

(h)(15) Transfer Agency Agreement between the Registrant and Atlantic Fund Services, dated November 14, 2012, is incorporated herein by reference to Exhibit (h)(15) of Post-Effective Amendment No. 161 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-13-000640 on November 27, 2013.

(h)(16) Shareholder Services Plan, relating to Retirement Class Shares of the LM Capital Opportunistic Bond Fund, is incorporated herein by reference to Exhibit (h)(16) of Post-Effective Amendment No. 145 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-13-000047 on January 14, 2013.

(i) Not Applicable

(j) Not Applicable.

(k) Not Applicable.

(l) Not Applicable.

(m)(1) Distribution Plan (compensation type), dated May 31, 2000, as amended November 16, 2004, is incorporated herein by reference to Exhibit (m)(1) of Post-Effective Amendment No. 110 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-11-000294 on May 27, 2011.

(m)(2) Schedule A, as revised November 19, 2013, to the Distribution Plan, dated May 31, 2000, as amended November 16, 2004, relating to the Hancock Horizon Family of Funds, is incorporated herein by reference to Exhibit (m)(2) of Post- Effective Amendment No. 166 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-13-000695 on December 20, 2013.

(m)(3) Distribution Plan (reimbursement type), as approved by the Board of Trustees on February 23, 2005, is incorporated herein by reference to Exhibit
(m)(2) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-05-000155 on March 31, 2005.

(m)(4) Revised Schedule A, as amended November 19, 2013, to the Distribution Plan dated February 23, 2005, relating to the Champlain Small Company Fund, Champlain Mid Cap Fund and Champlain All Cap Fund, is incorporated herein by reference to Exhibit (m)(4) of Post-Effective Amendment No. 165 to the Registrant's Registration Statement on Form N-1A (File No. 033- 50718), filed with the SEC via EDGAR Accession No. 0001135428-13-000694 on December 20, 2013.

(m)(5) Revised Schedule F, dated March 10, 2008, as amended November 14, 2012, to the Distribution Plan, dated May 31, 2000, as amended November 16, 2004, is incorporated herein by reference to Exhibit (m)(5) of Post-Effective Amendment No. 142 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-12-000562 on December 3, 2012.

(m)(6) Schedule H, dated October 4, 2013, to the Distribution Plan, dated May 31, 2000, relating to the Kopernik Global All-Cap Fund, is incorporated herein by reference to Exhibit (m)(6) of Post-Effective Amendment No. 159 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-13-000608 on October 23, 2013.

(m)(7) Schedule I, dated November 20, 2013, to the Distribution Plan, dated May 31, 2000, as amended November 16, 2004, relating to the RSQ International Equity Fund, is incorporated herein by reference to

Exhibit (m)(7) of Post-Effective Amendment No. 162 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-13-000642 on November 27, 2013.

(n)(1) Amended and Restated Rule 18f-3 Multiple Class Plan, dated February 2007, including Schedules and Certificates of Class Designation thereto, is incorporated herein by reference to Exhibit (n) of Post-Effective Amendment No. 110 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-11-000294 on May 27, 2011.

(n)(2) Certificate of Class Designation for Class A Shares of the Hancock Horizon Family of Funds, as revised November 14, 2011, is incorporated herein by reference to Exhibit (n)(2) of Post-Effective Amendment No. 125 to the Registrant's Registration Statement on Form N-1A (File No. 033- 50718), filed with the SEC via EDGAR Accession No. 0001135428-12-000088 on February 28, 2012.

(n)(3) Schedule A, as revised November 19, 2013, to the Amended and Restated Rule 18f-3 Multiple Class Plan dated February 2007, relating to the Hancock Horizon Family of Funds, is incorporated herein by reference to Exhibit (n)(3) of Post- Effective Amendment No. 166 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-13-000695 on December 20, 2013.

(n)(4) Revised Schedule E to the Amended and Restated Rule 18f-3 Multiple Class Plan dated February 2007, relating to the Westfield Family of Funds, is incorporated herein by reference to Exhibit (n)(4) of Post-Effective Amendment No. 150 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-13-000305 on May 31, 2013.

(n)(5) Schedule G and Certificates of Class Designation to the Registrant's Amended and Restated Rule 18f-3 Multiple Class Plan, dated February 21, 2007, relating to the LM Capital Family of Funds, is incorporated herein by reference to Exhibit (n)(4) of Post-Effective Amendment No. 145 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-13-000047 on January 14, 2013.

(n)(6) Schedule H and Certificates of Class Designation to the Registrant's Amended and Restated Rule 18f-3 Multiple Class Plan, dated February 21, 2007, relating to the Kopernik Global All-Cap Fund, is incorporated herein by reference to Exhibit (n)(6) of Post-Effective Amendment No. 159 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-13-000608 on October 23, 2013.

(n)(7) Schedule H and Certificates of Class Designation to the Registrant's Amended and Restated Rule 18f-3 Multiple Class Plan, dated February 21, 2007, relating to the RSQ International Equity Fund, is incorporated herein by reference to Exhibit (n)(7) of Post-Effective Amendment No. 162 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-13-000642 on November 27, 2013.

(o) Not Applicable.

(p)(1) Registrant's Code of Ethics is incorporated herein by reference to Exhibit (p)(1) of Post-Effective Amendment No. 65 to the Registrant's Registration Statement on Form N-1A (File No. 033- 50718), filed with the SEC via EDGAR Accession No. 0001116502-07-002196 on November 28, 2007.

(p)(2) SEI Investments Distribution Co. Code of Ethics, as revised September 20, 2013, is incorporated herein by reference to Exhibit (p)(2) of Post-Effective Amendment No. 161 to the Registrant's

Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-13-000640 on November 27, 2013.

(p)(3) Hancock Bank and Trust Code of Ethics is incorporated herein by reference to Exhibit (p)(3) of Post-Effective Amendment No. 58 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-07-000187 on May 31, 2007.

(p)(4) Earnest Partners, LLC Code of Ethics is incorporated herein by reference to Exhibit (p)(4) of Post-Effective Amendment No. 82 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-08-000506 on November 26, 2008.

(p)(5) Champlain Investment Partners, LLC revised Code of Ethics is incorporated herein by reference to Exhibit (p)(5) of Post-Effective Amendment No. 150 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-13-000305 on May 31, 2013.

(p)(6) W. H. Reaves & Co., Inc. Code of Ethics, as revised July 18, 2011, is incorporated herein by reference to Exhibit (p)(6) of Post-Effective Amendment No. 141 to the Registrants Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-12-000544 on November 28, 2012.

(p)(7) Frost Investment Advisors, LLC Code of Ethics, as revised April 22, 2013, is incorporated herein by reference to Exhibit (p)(7) of Post-Effective Amendment No. 150 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-13-000305 on May 31, 2013.

(p)(8) Cambiar Investors, LLC Code of Ethics, as revised January 2012, is incorporated herein by reference to Exhibit (p)(8) of Post-Effective Amendment No. 141 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-12-000544 on November 28, 2012.

(p)(9) Kempner Capital Management, Inc. Code of Ethics, as revised July 2012, is incorporated herein by reference to Exhibit (p)(9) of Post-Effective Amendment No. 141 to the Registrants Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-12-000544 on November 28, 2012.

(p)(10) Thornburg Investment Management, Inc. Code of Ethics, as revised July 2013, is incorporated herein by reference to Exhibit (p)(10) of Post-Effective Amendment No. 161 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-13-000640 on November 27, 2013.

(p)(11) Luther King Capital Management Corporation Code of Ethics, as revised October 1, 2012, is incorporated herein by reference to Exhibit (p)(11) of Post-Effective Amendment No. 150 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-13-000305 on May 31, 2013.

(p)(12) GRT Capital Partners, LLC Code of Ethics, as revised March 31, 2011, is incorporated herein by reference to Exhibit (p)(12) of Post-Effective Amendment No. 141 to the Registrants Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-12-000544 on November 28, 2012.

(p)(13) Abbot Downing Investment Advisors Code of Ethics is incorporated herein by reference to Exhibit (p)(13) of Post-Effective Amendment No. 141 to the Registrants Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-12-000544 on November 28,
2012.

(p)(14) NorthPointe Capital, LLC Code of Ethics is incorporated herein by reference to Exhibit (p)(18) of Post-Effective Amendment No. 83 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-09-000036 on February 5, 2009.

(p)(15) Westfield Capital Management Company, L.P. Code of Ethics, as revised March 13, 2013, is incorporated herein by reference to Exhibit (p)(15) of Post-Effective Amendment No. 152 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-13-000383 on July 24, 2013.

(p)(16) Cinque Partners LLC Code of Ethics is incorporated herein by reference to Exhibit (p)(17) of Post-Effective Amendment No. 142 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-12-000562 on December 3, 2012.

(p)(17) LM Capital Group, LLC Code of Ethics is incorporated herein by reference to Exhibit (p)(18) of Post-Effective Amendment No. 145 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-13-000047 on January 14, 2013.

(p)(18) Kopernik Global Investors, LLC Code of Ethics, dated September 11, 2013, is incorporated herein by reference to Exhibit (p)(19) of Post-Effective Amendment No. 159 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-13-000608 on October 23, 2013.

(p)(19) R Squared Capital Management L.P. Code of Ethics, dated October 18, 2013, is incorporated herein by reference to Exhibit (p)(20) of Post-Effective Amendment No. 162 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-13-000642 on November 27, 2013.

(p)(20) SEI Investments Global Funds Services Code of Ethics, dated June 2012, is incorporated herein by reference to Exhibit (p)(21) of Post-Effective Amendment No. 161 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-13-000640 on November 27, 2013.

(p)(21) Cardinal Capital Management, L.L.C. Code of Ethics, dated [ ] is incorporated herein by reference to Exhibit (p)(21) of Post-Effective Amendment No. 169 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-14-000043 on January 15, 2014.

(q) Powers of Attorney, dated May 15, 2013, for Ms. Betty L. Krikorian and Messrs. Robert A. Nesher, Michael Lawson, William M. Doran, John K. Darr, George J. Sullivan, Jr., Michael Beattie, Mitchell A. Johnson, Bruce R. Speca and Joseph T. Grause, Jr. are incorporated herein by reference to Exhibit (q) of Post-Effective Amendment No. 150 to the Registrant's Registration Statement on Form N-1A (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-13-000305 on May 31, 2013.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT:

Not Applicable.

ITEM 30. INDEMNIFICATION:

Article VIII of the Agreement and Declaration of Trust filed as Exhibit (a) to the Registrant's Registration Statement is incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Agreement and Declaration of Trust or otherwise, the Registrant is aware that, in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issues.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISERS:

The following lists any other business, profession, vocation or employment of a substantial nature in which each investment adviser (including sub-advisers), and each director, officer or partner of that investment adviser (or sub-adviser), is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner, or trustee. Unless noted below, none of the investment advisers (or sub-advisers) and/or directors, officers or partners of each investment adviser (or sub-adviser) is or has been engaged within the last two fiscal years in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

ABBOT DOWNING INVESTMENT ADVISORS

Abbot Downing Investment Advisors ("Abbot Downing") serves as the investment adviser for the Registrant's Clear River Fund. The principal address of Abbot Downing is 90 South Seventh Street, Suite 5100, Minneapolis, Minnesota 55402. Abbot Downing is a Separately Identifiable Department (SID) of Wells Fargo Bank.

For the fiscal years ended July 31, 2011 and 2012, none of the directors, officers or partners of Abbot Downing is or has been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

CAMBIAR INVESTORS LLC

Cambiar Investors LLC ("Cambiar") serves as the investment sub-adviser for the Registrant's Frost Small Cap Equity Fund. The principal address of Cambiar is 2401 East Second Street, Suite 500, Denver, Colorado 80206. Cambiar is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

For the fiscal years ended July 31, 2012 and 2013, none of the directors, officers or partners of Cambiar is or has been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

CARDINAL CAPITAL MANAGEMENT, L.L.C.

Cardinal Capital Management, L.L.C. ("Cardinal Capital") serves as the investment adviser for the Registrant's Cardinal Small Cap Value Fund. The principal address of Cardinal Capital is Four Greenwich Office Park, Greenwich, CT 06831. Cardinal Capital is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

[TO BE COMPLETED BY AMENDMENT]

--------------------------------------------------------------------------------
NAME AND POSITION           NAME AND PRINCIPAL            CONNECTION WITH
WITH INVESTMENT             BUSINESS ADDRESS OF           OTHER COMPANY
ADVISER                     OTHER COMPANY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CHAMPLAIN INVESTMENT PARTNERS, LLC

Champlain Investment Partners, LLC ("Champlain") serves as the investment adviser for the Registrant's Champlain Small Company Fund, Champlain Mid Cap Fund and Champlain All Cap Fund. The principal address of Champlain is 180 Battery Street, Burlington, Vermont 05401. Champlain is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

For the fiscal years ended July 31, 2012 and 2013, none of the directors, officers or partners of Champlain is or has been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

CINQUE PARTNERS LLC

Cinque Partners LLC ("Cinque"), a Delaware corporation established in 2011, serves as the investment sub-adviser to the Frost Cinque Large Cap Buy-Write Equity Fund. The Sub-Adviser's principal place of business is located at 11836 San Vicente Boulevard, Los Angeles, CA 90049. Cinque is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

For the fiscal years ended July 31, 2012 and 2013, none of the directors, officers or partners of Cinque is or has been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

EARNEST PARTNERS, LLC

Earnest Partners, LLC ("Earnest") serves as investment sub-adviser for the Registrant's Hancock Horizon Diversified International Fund. The principal business address for Earnest is 1180 Peachtree Street, Suite 2300, Atlanta, Georgia 30309. Earnest is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended January 31, 2012 and 2013.

--------------------------------------------------------------------------------
NAME AND POSITION      NAME AND PRINCIPAL                  CONNECTION WITH
WITH INVESTMENT        BUSINESS ADDRESS OF                 OTHER COMPANY
ADVISER                OTHER COMPANY
--------------------------------------------------------------------------------
Paul E. Viera          Westchester Limited, LLC            Managing Member
CEO and Manager        1180 Peachtree Street NE Suite
                       2300
                       Atlanta, GA 30309
                       ---------------------------------------------------------
                       GREYBULL Partners LLC               Manager
                       1180 Peachtree Street NE Suite
                       2350
                       Atlanta, GA 30309
--------------------------------------------------------------------------------
John G. Whitmore       GREYBULL Partners LLC               COO
COO                    1180 Peachtree Street NE Suite
                       2350
                       Atlanta, GA 30309
                       ---------------------------------------------------------
                       Westchester Limited, LLC            Secretary
                       1180 Peachtree Street NE Suite
                       2300
                       Atlanta, GA 30309
--------------------------------------------------------------------------------
James M. Wilson        GREYBULL Partners LLC               CCO and Secretary
CCO and Secretary      1180 Peachtree Street NE Suite
                       2350
                       Atlanta, GA 30309
--------------------------------------------------------------------------------

FROST INVESTMENT ADVISORS, LLC

Frost Investment Advisors, LLC ("Frost") serves as the investment adviser for the Registrant's Frost Growth Equity Fund, Frost Value Equity Fund (formerly, Frost Dividend Value Equity Fund), Frost Moderate Allocation Fund (formerly, Frost Strategic Balanced Fund), Frost Kempner Multi-Cap Deep Value Equity Fund, Frost Small Cap Equity Fund, Frost International Equity Fund, Frost Low Duration Bond Fund, Frost Total Return Bond Fund, Frost Municipal Bond Fund, Frost Kempner Treasury and Income Fund, Frost Mid Cap Equity Fund, Frost Conservative Allocation Fund (formerly, Frost Diversified Strategies Fund), Frost Natural Resources Fund, Frost Credit Fund and Frost Cinque Large Cap Buy-Write Equity Fund. The principal business address for Frost is 100 West Houston Street, 15(th) Floor, San Antonio, Texas 78205-1414. Frost is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

For the fiscal years ended July 31, 2012 and 2013, none of the directors, officers or partners of Frost is or has been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

GRT CAPITAL PARTNERS, LLC

GRT Capital Partners, LLC ("GRT") serves as investment adviser for the Registrant's GRT Value Fund and GRT Absolute Return Fund. The principal business address for GRT is One Liberty Square, Floor 11, Boston, Massachusetts 02109. GRT is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended July 31, 2012 and 2013.

--------------------------------------------------------------------------------
NAME AND POSITION      NAME AND PRINCIPAL                  CONNECTION WITH
WITH INVESTMENT        BUSINESS ADDRESS OF                 OTHER COMPANY
ADVISER                OTHER COMPANY
--------------------------------------------------------------------------------
Timothy A. Krochuk     FBHC Holding Company 1095           Director
Managing Member        Canyon Blvd.
                       Boulder, CO 80302
                       ---------------------------------------------------------
                       CHP Clean Energy, L.L.C., One       Managing Member
                       Liberty Square, Floor 11,
                       Boston, MA 02109
--------------------------------------------------------------------------------

HORIZON ADVISERS

Horizon Advisers serves as the investment adviser for the Registrant's Hancock Horizon Family of Funds (Core Bond Fund, Value Fund, Growth Fund, Burkenroad Small Cap Fund, Government Money Market Fund, Diversified International Fund, Quantitative Long/Short Fund, Louisiana Tax-Free Income Fund, Mississippi Tax-Free Income Fund, Diversified Income Fund and U.S. Small Cap Fund). The principal address of Horizon Advisers is One Hancock Plaza, Post Office Box 4019, Gulfport, Mississippi 39502-4019. Horizon Advisers is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended January 31, 2012 and 2013.

--------------------------------------------------------------------------------
NAME AND POSITION      NAME AND PRINCIPAL                  CONNECTION WITH
WITH INVESTMENT        BUSINESS ADDRESS OF                 OTHER COMPANY
ADVISER                OTHER COMPANY
--------------------------------------------------------------------------------
William Eden           Hancock Investment Services,        Compliance Director
Chief Compliance       Inc.
Officer                2600 Citiplace Drive, Suite 100
                       Baton Rouge, LA 70808
--------------------------------------------------------------------------------

KEMPNER CAPITAL MANAGEMENT, INC.

Kempner Capital Management, Inc. ("Kempner") serves as the investment sub-adviser for the Registrant's Frost Kempner Multi-Cap Deep Value Equity Fund and Frost Kempner Treasury and Income Fund. The principal address of Kempner is 2201 Market Street, 12th Floor, Frost Bank Building, Galveston, Texas 77550-1503. Kempner is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended July 31, 2012 and 2013.

--------------------------------------------------------------------------------
NAME AND POSITION      NAME AND PRINCIPAL                  CONNECTION WITH
WITH INVESTMENT        BUSINESS ADDRESS OF                 OTHER COMPANY
ADVISER                OTHER COMPANY
--------------------------------------------------------------------------------
Harris L. Kempner,     H. Kempner Trust Association        Trustee
Jr., President         P.O. Box 119
                       Galveston, TX 77553
                       ---------------------------------------------------------
                       Legacy Holding Company              Director
                       600 Jefferson St., Suite 300
                       Houston, TX 77002
                       ---------------------------------------------------------
                       Balmorhea Ranches                   Director
                       P.O. Box 348
                       Pecos, TX 79772
                       ---------------------------------------------------------
                       Frost Bank -- Galveston             Advisory Director
                       P.O. Box 179
                       Galveston, TX 77553
                       ---------------------------------------------------------
                       Cullen Frost Bankers Inc. -- San    Director Emeritus
                       Antonio
                       P.O. Box 1600
                       San Antonio, TX 78296
                       ---------------------------------------------------------
                       Kempner Securities GP, LLC          General Partner
                       P.O. Box 119
                       Galveston, TX 77553
                       ---------------------------------------------------------
                       Galveston Finale GP, LLC            General Partner
                       P.O. Box 119
                       Galveston, TX 77553
--------------------------------------------------------------------------------

KOPERNIK GLOBAL INVESTORS, LLC

Kopernik Global Investors, LLC ("Kopernik") serves as the investment adviser for the Registrant's Kopernik Global All-Cap Fund. The principal address of Kopernik is Two Harbour Place, 302 Knights Run Avenue, Suite 1225, Tampa, Florida 33602. Kopernik is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

------------------------------------------------------------------------------------------------------------------------------------
NAME AND POSITION                         NAME AND PRINCIPAL                    CONNECTION WITH
WITH INVESTMENT                           BUSINESS ADDRESS OF                   OTHER COMPANY
ADVISER                                   OTHER COMPANY
------------------------------------------------------------------------------------------------------------------------------------
David B. Iben, Manager, Chief             Vinik Asset Management                Director and head of Global
Investment Officer                        260 Franklin Street                   Value Team
                                          Suite 1900
                                          Boston, MA 02110

                                          Tradewinds Global Investors           Chief Investment Officer, Co-
                                          2049 Century Park East                president and lead portfolio
                                          16(th) Floor                          manager.
                                          Los Angeles, CA 90067
------------------------------------------------------------------------------------------------------------------------------------
Isabel Satra, Chief Financial             Vinik Asset Management                Portfolio Manager/Analyst
Officer                                   260 Franklin Street
                                          Suite 1900
                                          Boston, MA 02110

                                          Tradewinds Global Investors           Portfolio Manager/Analyst
                                          2049 Century Park East
                                          16(th) Floor
                                          Los Angeles, CA 90067
------------------------------------------------------------------------------------------------------------------------------------
Sally L. Case, Chief Operations           Vinik Asset Management                Director of Operations
Officer                                   260 Franklin Street
                                          Suite 1900
                                          Boston, MA 02110



                                          Nuveen Investment Management          Director of Operations
                                          2049 Century Park East
                                          16(th) Floor
                                          Los Angeles, CA 90067
------------------------------------------------------------------------------------------------------------------------------------
Robert S. Lamont, Jr., General            Transamerica Asset                    Vice President and Senior
Counsel and Chief Compliance              Management, Inc.                      Counsel
Officer                                   570 Carillon Parkway
                                          St. Petersburg, FL 33716
------------------------------------------------------------------------------------------------------------------------------------


LM CAPITAL GROUP, LLC

LM Capital Group, LLC ("LM Capital") serves as investment adviser for the Registrant's LM Capital Opportunistic Bond Fund. The principal address of LM Capital is 750 B Street, Suite 3010, San Diego, CA 92101. LM Capital is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

------------------------------------------------------------------------------------------------------------------------------------
NAME AND POSITION                         NAME AND PRINCIPAL                    CONNECTION WITH
WITH INVESTMENT                           BUSINESS ADDRESS OF                   OTHER COMPANY
ADVISER                                   OTHER COMPANY
------------------------------------------------------------------------------------------------------------------------------------
Luis Maizel, Sr. Managing Director        LM Advisors                           President
                                          950 B Street, Suite 3020
                                          San Diego, CA 92101
------------------------------------------------------------------------------------------------------------------------------------

LUTHER KING CAPITAL MANAGEMENT CORPORATION

Luther King Capital Management Corporation ("Luther King") serves as the investment sub-adviser for the Registrant's Frost Mid Cap Equity Fund. The principal address of Luther King is 301 Commerce Street, Suite 1600, Fort Worth, Texas 76102. Luther King is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

For the fiscal years ended July 31, 2012 and 2013, none of the directors, officers or partners of Luther King is or has been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

NORTHPOINTE CAPITAL, LLC

NorthPointe Capital, LLC ("NorthPointe") serves as the investment adviser for the Registrant's NorthPointe Small Cap Growth Fund, NorthPointe Small Cap Value Fund, NorthPointe Value Opportunities Fund and NorthPointe Micro Cap Equity Fund. The principal address of NorthPointe is 101 West Big Beaver Road, Suite 745, Troy, Michigan 48084. NorthPointe is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended October 31, 2011 and 2012.

--------------------------------------------------------------------------------
NAME AND POSITION      NAME AND PRINCIPAL                  CONNECTION WITH
WITH INVESTMENT        BUSINESS ADDRESS OF                 OTHER COMPANY
ADVISER                OTHER COMPANY
--------------------------------------------------------------------------------
Jeffrey Petherick,     BlackLight Power, Inc.              Member of Board of
Partner                                                    Directors
                                                           (non-public company)
--------------------------------------------------------------------------------

R SQUARED CAPITAL MANAGEMENT L.P.

R Squared Capital Management L.P. ("RSQ") serves as the investment adviser for the Registrant's RSQ International Equity Fund. The principal address of RSQ is 299 Park Avenue, 6th Floor, New York, NY 10171. RSQ is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended July 31, 2012 and 2013.


-------------------------------------------------------------------------------------
NAME AND POSITION        NAME AND PRINCIPAL                  CONNECTION WITH
WITH INVESTMENT          BUSINESS ADDRESS OF                 OTHER COMPANY
ADVISER                  OTHER COMPANY
-------------------------------------------------------------------------------------
Richard Pell             Artio Global Management      Chief Executive Officer
Chairman                 330 Madison Avenue           Board of Directors
                         New York, NY 10017
-------------------------------------------------------------------------------------
Rudolph-Riad Younes      Artio Global Management      Head of International Equities
Chief Executive Officer  330 Madison Avenue
                         New York, NY 10017
-------------------------------------------------------------------------------------
Michael Testorf          Artio Global Management      Senior Portfolio
Senior Portfolio Manager 330 Madison Avenue           Manager/Analyst
                         New York, NY 10017
-------------------------------------------------------------------------------------
Elyse Waldinger          Artio Global Management      Head of Trading and Portfolio
Chief Operating Officer  330 Madison Avenue           Support
                         New York, NY 10017
-------------------------------------------------------------------------------------
Junichi Nonami           Artio Global Management      Portfolio Manager/Analyst
Portfolio Manager        330 Madison Avenue
                         New York, NY 10017
-------------------------------------------------------------------------------------
Nikhil Chari             Artio Global Management      Research Analyst
Analyst                  330 Madison Avenue
                         New York, NY 10017
-------------------------------------------------------------------------------------
Danny Seth               Artio Global Management      Senior Research Analyst
Analyst                  330 Madison Avenue
                         New York, NY 10017
-------------------------------------------------------------------------------------
Harry Polishook          Artio Global Management      Portfolio Manager/Analyst
Analyst                  330 Madison Avenue
                         New York, NY 10017
-------------------------------------------------------------------------------------
Sharif Farha             Artio Global Management      Junior Research Analyst
Analyst                  330 Madison Avenue
                         New York, NY 10017
-------------------------------------------------------------------------------------


THORNBURG INVESTMENT MANAGEMENT, INC.

Thornburg Investment Management, Inc. ("Thornburg") serves as the investment sub-adviser for the Registrant's Frost International Equity Fund. The principal address of Thornburg is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506. Thornburg is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended July 31, 2012 and 2013.

--------------------------------------------------------------------------------
NAME AND POSITION      NAME AND PRINCIPAL                  CONNECTION WITH
WITH INVESTMENT        BUSINESS ADDRESS OF                 OTHER COMPANY
ADVISER                OTHER COMPANY
--------------------------------------------------------------------------------
Garrett Thornburg,     Thornburg Securities Corporation,   Chairman, controlling
Chairman               2300 N. Ridgetop                    interest
                       Road, Santa Fe, NM 87506
                       ---------------------------------------------------------
                       WEL, Inc.,                          Chairman, controlling
                       2300 North Ridgetop Road,           interest
                       Santa Fe NM 87506
                       ---------------------------------------------------------
                       Chamisa Energy,                     Wel, Inc. is the
                       2300 North Ridgetop Road,           managing member and
                       Santa Fe NM 87506                   has a controlling
                                                           interest
--------------------------------------------------------------------------------

W. H. REAVES & CO., INC.

W. H. Reaves & Co., Inc. ("Reaves Asset Management") serves as the investment adviser for the Registrant's Reaves Select Research Fund. The principal business address of Reaves Asset Management is 10 Exchange Place, 18th Floor, Jersey City, New Jersey 07302. Reaves Asset Management is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

For the fiscal years ended July 31, 2012 and 2013, none of the directors, officers or partners of Reaves Asset Management is or has been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

WESTFIELD CAPITAL MANAGEMENT COMPANY, L.P.

Westfield Capital Management Company, L.P. ("Westfield") serves as the investment adviser for the Registrant's Westfield Capital Large Cap Growth Fund and Westfield Capital Dividend Growth Fund. The principal business address of Westfield is One Financial Center, Boston, Massachusetts 02111. Westfield is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

For the fiscal years ended October 31, 2011 and 2012, none of the directors, officers or partners of Westfield is or has been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

ITEM 32. PRINCIPAL UNDERWRITERS

(a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

          Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:


SEI Daily Income Trust                                        July 15, 1982
SEI Liquid Asset Trust                                        November 29, 1982
SEI Tax Exempt Trust                                          December 3, 1982
SEI Institutional Managed Trust                               January 22, 1987
SEI Institutional International Trust                         August 30, 1988
The Advisors' Inner Circle Fund                               November 14, 1991
Bishop Street Funds                                           January 27, 1995
SEI Asset Allocation Trust                                    April 1, 1996
SEI Institutional Investments Trust                           June 14, 1996
City National Rochdale Funds (f/k/a CNI Charter Funds)        April 1, 1999
Causeway Capital Management Trust                             September 20, 2001
ProShares Trust                                               November 14, 2005
Community Capital Trust (f/k/a Community Reinvestment Act
Qualified Investment Fund)                                    January 8, 2007
TD Asset Management USA Funds                                 July 25, 2007
SEI Structured Credit Fund, LP                                July 31, 2007
Wilshire Mutual Funds, Inc.                                   July 12, 2008
Wilshire Variable Insurance Trust                             July 12, 2008
Global X Funds                                                October 24, 2008
ProShares Trust II                                            November 17, 2008
Exchange Traded Concepts Trust (f/k/a FaithShares Trust)      August 7, 2009
Schwab Strategic Trust                                        October 12, 2009
RiverPark Funds                                               September 8, 2010
Adviser Managed Trust Fund                                    December 10, 2010
Huntington Strategy Shares                                    July 26, 2011
New Covenant Funds                                            March 23, 2012
Cambria ETF Trust                                             August 30, 2012
Highland Funds I (f/k/a Pyxis Funds I)                        September 25, 2012
KraneShares Trust                                             December 18, 2012
LocalShares Investment Trust                                  May 6, 2013
SEI Insurance Products Trust                                  September 10, 2013
KP Funds                                                      September 19, 2013

The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b) Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 25 of Part B. Unless otherwise noted, the business address of each director or officer is Oaks, PA 19456.

                         POSITION AND OFFICE                       POSITIONS AND OFFICES
NAME                       WITH UNDERWRITER                           WITH REGISTRANT
----                     -------------------                       ---------------------
William M. Doran         Director                                          Trustee
Edward D. Loughlin       Director                                            --
Wayne M. Withrow         Director                                            --
Kevin P. Barr            President & Chief Executive Officer                 --
Maxine J. Chou           Chief Financial Officer, Chief Operations
                         Officer, & Treasurer                                --
Karen E. LaTourette      Chief Compliance Officer, Anti-Money
                         Laundering Officer & Assistant Secretary            --
John C. Munch            General Counsel & Secretary                    Vice President
                                                                        and Secretary
Mark J. Held             Senior Vice President                               --
Lori L. White            Vice President & Assistant Secretary                --
John P. Coary            Vice President & Assistant Secretary                --
John J. Cronin           Vice President                                      --
Robert M. Silvestri      Vice President                                      --


ITEM 33. LOCATION OF ACCOUNTS AND RECORDS:

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, are maintained as follows:

(a) With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6); (8);
(12); and 31a-1(d), the required books and records are maintained at the offices of the Registrant's custodians:

Hancock Bank and Trust
One Hancock Plaza
P.O. Box 4019
Gulfport, Mississippi 39502

U. S. Bank, National Association
800 Nicollett Mall
Minneapolis, Minnesota 55402

Union Bank of California, National Association
475 Sansome Street
15th Floor
San Francisco, California 94111

Wells Fargo Bank, N.A.
608 2nd Avenue South
9th Floor
Minneapolis, Minnesota 55479

Citibank N.A.
388 Greenwich Street
New York, New York 10013

(b)/(c) With respect to Rules 31a-1(a); 31a-1(b)(1), (4); (2)(C) and (D); (4);
(5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of the Registrant's administrator:

SEI Investment Global Funds Services
One Freedom Valley Drive
Oaks, Pennsylvania 19456

(c) With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant's advisers:

Abbot Downing Investment Advisors
90 South Seventh Street
Suite 5100
Minneapolis, Minnesota 55402

Cambiar Investors LLC
2401 East Second Street
Suite 400
Denver, Colorado 80206

Cardinal Capital Management, L.L.C.
Four Greenwich Office Park
Greenwich, CT 06831

Champlain Investment Partners, LLC
180 Battery Street
Burlington, Vermont 05401

Cinque Partners LLC
11836 San Vicente Boulevard
Los Angeles, CA 90049

Earnest Partners, LLC
1180 Peachtree Street
Suite 2300
Atlanta, Georgia 30309

Frost Investment Advisors, LLC
100 West Houston Street
15th Floor Tower
San Antonio, Texas 78205-1414

GRT Capital Partners, LLC
One Liberty Square, Floor 11
Boston, Massachusetts 02109

Horizon Advisers
One Hancock Plaza
P.O. Box 4019
Gulfport, Mississippi 39502

Kempner Capital Management, Inc.
2201 Market Street
12th Floor
Frost Bank Building
Galveston, Texas 77550-1503

Kopernik Global Investors, LLC
Two Harbour Place
302 Knights Run Avenue, Suite 1225
Tampa, Florida 33602

LM Capital Group, LLC
750 B Street
Suite 3010
San Diego, CA 92101

Luther King Capital Management Corporation
301 Commerce Street
Suite 1600
Fort Worth, Texas 76102-4140

NorthPointe Capital, LLC
101 West Big Beaver Road
Suite 745
Troy, Michigan 48084

R Squared Capital Management L.P.
299 Park Avenue, 6th Floor
New York, NY 10171

Thornburg Investment Management, Inc.
119 East Marcy Street
Suite 202
Santa Fe, New Mexico 87501-2046

W. H. Reaves & Co., Inc.
10 Exchange Place
18th Floor
Jersey City, New Jersey 07302

Westfield Capital Management Company, L.P.
One Financial Center
Boston, Massachusetts 02111

ITEM 34. MANAGEMENT SERVICES:

None.

ITEM 35. UNDERTAKINGS:

None.

                                     NOTICE

A copy of the Agreement and Declaration of Trust for The Advisors' Inner Circle Fund II is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually, and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers or Shareholders individually, but are binding only upon the assets and property of the Trust.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 170 to Registration Statement No. 033-50718 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the 30th day of January, 2014.


                                             THE ADVISORS' INNER CIRCLE FUND II

                                             By:           *
                                             -----------------------------------
                                             Michael Beattie, President


Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.


       *                           Trustee                    January 30, 2014
------------------------
John K. Darr

       *                           Trustee                    January 30, 2014
------------------------
William M. Doran

       *                           Trustee                    January 30, 2014
------------------------
Joseph T. Grause, Jr.

       *                           Trustee                    January 30, 2014
------------------------
Mitchell A. Johnson

       *                           Trustee                    January 30, 2014
------------------------
Betty L. Krikorian

       *                           Trustee                    January 30, 2014
------------------------
Robert A. Nesher

       *                           Trustee                    January 30, 2014
------------------------
Bruce Speca

       *                           Trustee                    January 30, 2014
------------------------
George J. Sullivan, Jr.

       *                           President                  January 30, 2014
------------------------
Michael Beattie

       *                           Treasurer, Controller &    January 30, 2014
------------------------           Chief Financial Officer
Michael Lawson


* By:   /s/ Dianne M. Descoteaux
        ----------------------------------------------------------
        Dianne M. Descoteaux, pursuant to Powers of Attorney dated May 15, 2013, incorporated herein by reference to Exhibit
        (q) of Post-Effective Amendment No. 150, filed on May 31,
        2013.